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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08895

Voya Separate Portfolios (SPorts)
Trust (formerly known as,
ING Separate Portfolios (SPorts) Trust)

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd. Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:

March 31

Date of reporting period:

March 31, 2014

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

March 31, 2014

Classes P* and SMA

Fixed-Income Fund

■	Voya Investment Grade Credit Fund (formerly, ING Investment Grade Credit Fund)

*	Patent Pending

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Fund. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Stability, opportunity and continuity

Dear Shareholder,

As the French say, the more things change, the more they stay the same. Though the global economy is slowly sputtering back to life, the world remains enthralled by old policy notions that led us to the brink of collapse in 2008. In many nations we continue to see political ideology trump economic reality, generally at the expense of the citizenry.

The world needs some new thinking, and we may get it from an unexpected source: the International Monetary Fund. In recent reports, the IMF assesses key risks facing the stability of the global financial system, as the advanced and emerging economies shift from “liquidity-driven” to “growth-driven” markets. While markets are becoming more robust, the transition is far from complete, and the IMF observes that “In far too many countries, improvements in financial markets have not translated into improvements in the real economy — and in the lives of people.” Perhaps as the global economy stabilizes we will see new policy recommendations for sustaining better economic outcomes.

In the meantime, we must strive to reach our investment goals in the marketplace that now exists. It’s always true but bears repeating that you should invest to achieve your long-term goals, not to beat the market today or this week or this month. Keep your eye on your goals and don’t let yourself be distracted by events in China or Ukraine or anywhere else that produces attention-grabbing headlines. And always thoroughly discuss your situation with your financial advisor before making any changes to your plans or your investments.

Reaching investment goals is a long-term process, a journey in which stability and continuity play important parts. On May 1, 2014, ING U.S. Investment Management changed its name to Voya Investment Management. Our new name reminds us that a secure financial future is about more than just reaching a destination — it’s about positive experiences along the way. It’s also about continuity: there will be no changes in terms of investment processes or the services we provide to you, our clients. As part of the transition to our new name, we are building upon our commitment to be a reliable partner committed to reliable investing.

We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews

Executive Vice President

Voya Family of Funds

May 1, 2014

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your investment professional or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

MARKET PERSPECTIVE: YEAR ENDED MARCH 31, 2014

By the middle of the fiscal year, global equities, in the form of the MSCI World IndexSM measured in local currencies, including net reinvested dividends (the “Index”), had already gained 8.26%. In the second half a change in the dynamics of investor sentiment seemed to emerge and in the end the Index returned 18.58% for the whole fiscal year. (The Index returned 19.07% for the one year ended March 31, 2014, measured in U.S. dollars.)

In the U.S., investor confidence was cushioned by the U.S. Federal Reserve Board’s (“Fed’s”) $85 billion of monthly Treasury and mortgage-backed securities purchases in the face of an unimpressive economic recovery. Gross Domestic Product (“GDP”) in the first quarter of 2013 rose by just 1.8% (annualized) and in the second by 2.5%. As late as October, fewer than 150,000 jobs were being created per month with the unemployment rate at 7.2%. However a slow recovery was a double-edged sword for markets in risky assets: a faster pace would probably cause the “tapering” of bond purchases by the Fed.

During most of the summer then, the tapering issue dominated investor confidence. On May 22 and again on June 19, Fed Chairman Bernanke attempted to prepare markets for the beginning of the end of quantitative easing. The reaction was soaring bond yields and by June 24 an 8% slump in the Index from its May 21 peak. Nervous central bankers were forced to give assurances that easy money was here for a long time. Soothed by these and later words of comfort in July, markets recovered, but were dampened again by the threat of military engagement in the Middle East.

Yet a change in the forces shaping investor sentiment seemed to be underway. Middle East tensions eased and attention turned to the September 18 meeting of the Fed, which was widely expected to announce the imminent tapering of its bond purchases. Surprisingly, on the day before Chairman Bernanke’s address, the Index had again reached a new high for the year. This would have been hard to imagine even a few months earlier, but the significance was apparently lost in the shock of the Fed’s decision not to taper.

Congressional gridlock in October briefly jolted markets. But a deal to postpone the day of reckoning was reached on October 16 and they quickly regained their poise.

Increasingly it appeared that investors were reconciled to tapering, no longer treating “bad” news on the economy, which might prolong the Fed’s bond purchases, as “good” news. And better news was starting to flow. A limited budget deal was reached on December 11. The unemployment rate fell to 7.0%. GDP growth in the third quarter was revised up to 4.1% (flattered somewhat by inventory accumulation). Consumer confidence was clearly improving. When on December 18 the Fed did announce a tapering to $75 billion per month with more to come, markets barely flinched and the Index ended 2013 at a new all-time high.

There was little movement after that, however. Some U.S. data deteriorated, perhaps weather-related: average monthly new jobs created slumped back to 130,000, (despite a fall in the unemployment rate to 6.7%); fourth quarter GDP growth retreated to 2.6% while retail sales languished. New political turmoil flared in Eastern Europe as Russia annexed the Crimea after the president of Ukraine was deposed. A continuing slowdown and fears of financial instability in China also muted sentiment.

In U.S. fixed income markets, the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) of investment grade bonds slipped 0.17% in the fiscal year. The anticipated end to quantitative easing undermined longer-dated issues. The Barclays Long Term U.S. Treasury sub-index dropped 4.18%, but recovered in the final three months most of a much larger loss suffered in the first nine. The Barclays U.S. Corporate Investment Grade Bond sub-index added 1.47%. However the (separate) Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) gained 7.53%.

U.S. equities, represented by the S&P 500® Index including dividends, surged 21.86%, ending just below its March 7 all-time high. The health care sector did best with a gain of 29.24%, followed by industrials 27.29%. Easily the worst performer was the telecommunications sector 2.32%, then utilities 10.28%. Record operating earnings per share for S&P 500® companies in the fourth quarter of 2013, supported by low interest rates and slow wage growth, were expected to erode in the next quarter.

In currencies, the dollar fell 6.90% against the euro during the 12 months and 8.79% against the pound on better economic news from Europe, especially the UK. But the dollar gained 9.56% on the yen in the face of the new Japanese government’s aggressive monetary easing.

In international markets, the MSCI Japan® Index rose 17.78% during the fiscal year, but has retreated by more than 7% in 2014. GDP grew for five consecutive quarters, albeit at declining rates. From October core consumer prices started rising again after years of decline. The MSCI Europe ex UK® Index jumped 20.59%. The euro zone finally recorded quarterly GDP growth of 0.3% in the second quarter of 2013 after six straight quarterly declines, followed by slim gains of 0.1% and 0.3%. The closely watched composite purchasing managers’ index registered expansion from July after 17 months of contraction. But there was still much to do with unemployment at 12.0%, near an all-time high. The MSCI UK® Index added just 6.36%, burdened by heavyweight laggards especially among banks and food retailers. GDP in the third quarter of 2013 grew an improved 0.8% followed by 0.7%, while unemployment continued to fall. But concerns persisted about a housing bubble and consumer prices rising faster than wages.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
Bank of America/Merrill Lynch Corporate 1-10 Year Index	A market capitalization-weighted index including U.S. domestic investment grade corporate bonds with maturities between one and ten years.
Barclays High Yield Bond — 2% IssuerConstrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Long Term U.S. Treasury Index	The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Index	The Index is the Corporate component of the U.S. Credit Index. It includes publicly-issued U.S. corporate and secured notes that meet the specified maturity, liquidity, and quality requirements. The Index includes corporate sectors including Industrial, Utility, and Finance.
Barclays U.S. Corporate Investment Grade BondIndex	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible,investment grade debt securities.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

3

Voya Investment Grade Credit Fund	PORTFOLIO MANAGERS’ REPORT

Sector Diversification
as of March 31, 2014
(as a percentage of net assets)

Financial	35.9%
Communications	14.1%
Energy	9.9%
Consumer, Non-cyclical	7.8%
Utilities	6.8%
Basic Materials	5.2%
U.S. Treasury Bonds	4.4%
Consumer, Cyclical	4.0%
Technology	3.3%
Industrial	2.6%
U.S. Treasury Notes	2.0%
Assets in Excess of Other Liabilities	4.0%
Net Assets	100.0%
Portfolio holdings are subject to change daily.

Voya Investment Grade Credit Fund* (the “Fund”) seeks to maximize total return.Total return is a combination of income and capital appreciation. The Fund is managed by Anil Katarya, CFA, Travis King, CFA, and Kurt Kringelis, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.

Performance: For the year ended March 31, 2014, the Fund’s SMA Class shares returned 4.87%, compared to the Barclays U.S. Corporate Index (the “Index” or "Barclays U.S. Corporate”), which returned 1.47% for the same period.

Portfolio Specifics: Fund positioning over the period varied as the first half of the reporting period the Fund was positioned in reaction to market volatility and was underweight investment grade corporate bonds relative to the benchmark. This underweight position was achieved by holding a modest amount in treasuries and cash, which benefited the Fund as investment grade corporate bonds sold-off significantly. Later in the reporting period we added to our allocation to investment grade corporate bonds and during 1Q 2014 between the major sub-sectors of the credit universe we were overweight the majority in financials, which was the largest contributor to positive excess return in the Fund out of all the sub-sectors. Furthermore, we were underweight to industrials and relatively flat on utilities during the same period as we favored exposure to the financials segment. Credit spreads widened significantly around the U.S Federal Reserve Board (the “Fed”) induced volatility in the 2nd quarter of 2013 as did most fixed income asset classes, however, they steadily compressed for the rest of period — reaching their low point for the current credit cycle at 106bps (1.06%). We ended the period positioned relatively the same as where we started with an overweight to financials, an underweight to industrials, and neutral in utilities when compared to the benchmark. This positioning contributed positively to overall Fund performance on an absolute basis.

We continue to see security selection as the main driver of performance across investment grade credit returns with positive outperformance against the benchmark for the period. An active bet on the new issue Verizon deal that came to market in the third quarter of 2013 helped the Fund outperform on a relative basis as the communications sector rallied post deal. Alternately, an allocation to Cox Communications detracted from performance as the cable sector sold off in response to leveraged buyout (“LBO”) fears. In addition, security selection within financials led the way driving positive excess returns for the portfolio heavily in the fourth quarter of 2013; specifically, banking companies outperformed other sub-sectors.

In terms of credit quality, we shifted favor to lower-rated credits versus their high-rated counterparts in the Fund during the second half of the period. During this time the portfolio was significantly overweight to BBB-rated credits versus the benchmark and the positioning provided a good deal of excess returns.

Top Ten Holdings
as of March 31, 2014
(as a percentage of net assets)

United States Treasury Bond, 3.750%, 11/15/43	4.4%
United States Treasury Note, 2.750%, 02/15/24	2.0%
JPMorgan Chase & Co., 3.375%, 05/01/23	1.9%
Goldman Sachs Group, Inc., 6.750%, 10/01/37	1.6%
Verizon Communications, Inc., 5.150%, 09/15/23	1.4%
Yum! Brands, Inc., 5.350%, 11/01/43	1.3%
Morgan Stanley, 5.000%, 11/24/25	1.3%
Verizon Communications, Inc., 6.400%, 09/15/33	1.3%
M&T Bank Corp., 6.450%, 12/29/49	1.2%
Altria Group, Inc., 5.375%, 01/31/44	1.1%
Portfolio holdings are subject to change daily.

Interest rate futures were used for duration/curve management and had a negative overall impact on the Fund.

Current Strategy & Outlook: In our view, weather-related uncertainty and inventory accumulation will dissipate, the housing recovery will influence investor sentiment and reduced fiscal drag will continue to support above-trend U.S. growth in 2014, although at a tepid pace. We believe corporate fundamentals remain sound, as leverage has been relatively flat and technicals are positive as investors continue to allocate money into the asset class. In addition, the outlook for defaults remains low and monetary conditions are still quite easy in our opinion. For now, we expect spreads to remain relatively stable, albeit with some potential volatility around first quarter earnings season. The portfolio will remain positioned to capture excess returns across sectors from security selection. Duration and curve positioning will largely remain unchanged and we anticipate keeping the Fund’s credit quality allocation positioned on the lower end of the rating spectrum to capture excess returns.

*	The Fund was formerly known as “ING Investment Grade Credit Fund.” Additionally, the Sub-Adviser was formerly known as “ING Investment Management Co. LLC.”

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

4

Portfolio Managers’ Report	VOYA INVESTMENT GRADE CREDIT FUND

Average Annual Total Returns for the Periods Ended March 31, 2014
			Since Inception	Since Inception
			of Class SMA	of Class P
	1 Year	5 Year	June 8, 2007	March 1, 2013
Class P	4.81%	—	—	4.31%
Class SMA	4.87%	8.17%	6.85%	—
Barclays U.S. Corporate	1.47%	9.69%	6.64%	1.28%
Bank of America/Merrill Lynch Corporate 1-10 Year Index	1.31%	8.77%	5.97%	1.30%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Investment Grade Credit Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay (if any) on Fund distributions or the redemption of Fund shares.

The Fund does not pay most expenses directly. However, you may pay certain “wrap fees,” which are not included above. The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

On November 16, 2012, the Fund changed its primary benchmark index from the Bank of America/Merrill Lynch Corporate 1-10 Year Index to the Barclays U.S. Corporate Index because the Barclays U.S. Corporate Index is considered by the adviser to be a more appropriate benchmark index reflecting the types of securities in which the Fund now invests.

5

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees, and (2) ongoing costs, including management fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2013 to March 31, 2014. The Fund’s expenses are shown without the imposition of any sales charges or fees and do not reflect any “wrap fees.” Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of the Fund only and do not reflect any wrap fees or transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs at the fund level only, and will not help you determine the relative total costs of owning different mutual funds through wrap programs. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
Expenses Paid
	Beginning	Ending		During the	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	Period Ended	Account	Account	Annualized	During the
	Value	Value	Expense	March 31,	Value	Value	Expense	Period Ended
	October 1, 2013	March 31, 2014	Ratio	2014*	October 1, 2013	March 31, 2014	Ratio	March 31, 2014*
Class P	$1,000.00	$1,060.20	0.15%	$0.77	$1,000.00	$1,024.18	0.15%	$0.76
Class SMA	1,000.00	1,061.00	0.00	—	1,000.00	1,024.93	0.00	—

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
Voya Separate Portfolios Trust

We have audited the accompanying statement of assets and liabilities, including the summary portfolio of investments, of Voya Investment Grade Credit Fund (formerly ING Investment Grade Credit Fund), a series of Voya Separate Portfolios Trust (formerly ING Separate Portfolios Trust), as of March 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Voya Investment Grade Credit Fund as of March 31, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

May 23, 2014

7

STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 2014

ASSETS:
Investments in securities at fair value*	$90,126,700
Cash	1,952,507
Cash collateral for futures	672,902
Receivables:
Investment securities sold	8,174,214
Interest	938,964
Prepaid expenses	3,771
Reimbursement due from manager	1,462
Total assets	101,870,520

LIABILITIES:
Income distribution payable	23,306
Payable for investment securities purchased	7,952,154
Payable for trustee fees	416
Other accrued expenses and liabilities	37,378
Total liabilities	8,013,254
NET ASSETS	$93,857,266

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$91,501,165
Distributions in excess of net investment income	(4,558)
Accumulated net realized gain	115,709
Net unrealized appreciation	2,244,950
NET ASSETS	$93,857,266

* Cost of investments in securities	$87,829,830

Class P
Net assets	$87,072,375
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	8,072,266
Net asset value and redemption price per share	$10.79

Class SMA
Net assets	$6,784,891
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	629,245
Net asset value and redemption price per share	$10.78

See Accompanying Notes to Financial Statements

8

STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 2014

INVESTMENT INCOME:
Dividends	$1,722
Interest	2,306,859
Total investment income	2,308,581

EXPENSES:
Investment management fees	223,945
Transfer agent fees:
Class P	109
Class SMA	609
Administrative service fees	55,986
Shareholder reporting expense	34,841
Registration fees	21,519
Professional fees	37,341
Custody and accounting expense	23,062
Trustee fees	1,472
Miscellaneous expense	7,702
Interest expense	264
Total expenses	406,850
Net waived and reimbursed fees	(331,044)
Net expenses	75,806
Net investment income	2,232,775

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	1,161
Futures	116,931
Net realized gain	118,092
Net change in unrealized appreciation (depreciation) on:
Investments	1,807,784
Futures	(51,920)
Net change in unrealized appreciation (depreciation)	1,755,864
Net realized and unrealized gain	1,873,956
Increase in net assets resulting from operations	$4,106,731

See Accompanying Notes to Financial Statements

9

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2014	March 31, 2013
FROM OPERATIONS:
Net investment income	$2,232,775	$345,864
Net realized gain	118,092	106,731
Net change in unrealized appreciation	1,755,864	168,586
Increase in net assets resulting from operations	4,106,731	621,181

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class P	(1,965,172)	(7)
Class SMA	(269,221)	(345,857)
Net realized gains:
Class P	(37,798)	—
Class SMA	(4,046)	(81,236)
Total distributions	(2,276,237)	(427,100)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	83,814,483	1,914,400
Reinvestment of distributions	2,002,977	—
	85,817,460	1,914,400
Cost of shares redeemed	(4,015,444)	(2,862,075)
Net increase (decrease) in net assets resulting from capital share transactions	81,802,016	(947,675)
Net increase (decrease) in net assets	83,632,510	(753,594)

NET ASSETS:
Beginning of year or period	10,224,756	10,978,350
End of year or period	$93,857,266	$10,224,756
Distributions in excess of net investment income at end of year or period	$(4,558)	$(2,940)

See Accompanying Notes to Financial Statements

10

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less Distributions							Ratios to average net assets							Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expense net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
Class P
03-31-14	10.69	0.41	•	0.09	0.50	0.39	0.01	—	0.40	—	10.79	4.81	0.71	0.15		0.15		3.89		87,072	536
03-01-13(4) - 03-31-13	10.73	0.03		(0.04)	(0.01)	0.03	—	—	0.03	—	10.69	(0.13)	0.73	0.15		0.15		2.96		3	29
Class SMA
03-31-14	10.69	0.41		0.10	0.51	0.41	0.01	—	0.42	—	10.78	4.87	0.71	0.00	(5)	0.00	(5)	3.79	(5)	6,785	536
03-31-13	10.52	0.33		0.25	0.58	0.33	0.08	—	0.41	—	10.69	5.49	0.73	0.00	(5)	0.00	(5)	3.05	(5)	10,222	29
03-31-12	10.28	0.35		0.38	0.73	0.35	0.14	—	0.49	—	10.52	7.20	1.16	0.00	(5)	0.00	(5)	3.33	(5)	10,978	27
03-31-11	10.44	0.40	•	0.15	0.55	0.40	0.31	—	0.71	—	10.28	5.40	1.37	0.00	(5)	0.00	(5)	3.79	(5)	7,375	144
03-31-10	9.48	0.52		1.20	1.72	0.52	0.24	—	0.76	—	10.44	18.48	1.30	0.00	(5)	0.00	(5)	5.02	(5)	5,964	163

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of any wrap fees, if applicable. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.

(5)	The Investment Adviser has contractually agreed to reimburse all operating expenses of Class SMA indefinitely, except certain extraordinary expenses. Expense ratios do not include fees charged by the program sponsor for participation in a wrap fee program.

•	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

11

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2014

NOTE 1 — ORGANIZATION

Voya Separate Portfolios Trust (formerly, ING Separate Portfolios Trust) (“Trust”) is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act” or the “Act”). The Trust was organized on March 2, 2007 and was established under a Declaration of Trust dated March 2, 2007. It consists of thirteen separately managed series. This report is for Voya Investment Grade Credit Fund (“Investment Grade Credit” or the “Fund”), a diversified series of the Trust.

The Fund offers Class P* and Class SMA shares. The separate classes of shares differ principally in the type of shareholder permitted to invest in each class and the contractual expenses in place for each class. All shareholders bear the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the average daily net assets of each class, without discrimination between share classes. Expenses that are specific to a fund or class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Voya Investments, LLC (formerly, ING Investments, LLC) (“Voya Investments” or the “Investment Adviser”) is absorbing all expenses of operating Class SMA, except certain extraordinary expenses. However, Class SMA is an integral part of separately managed account programs (“wrap programs”) sponsored by investment advisers and broker-dealers that may or may not be affiliated with the Investment Adviser. If you are a participant in a wrap program, you pay a “wrap fee” to the sponsor of the program for the cost and expenses of the program.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements, and such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A. Security Valuation. U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Investments in equity securities traded on a national securities exchange are valued at the official closing price when available or, for certain markets, the last reported sale price on each valuation day. Securities traded on an exchange for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices on each valuation day. All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Investments in open-end mutual funds are valued at the net asset value (“NAV”). Investments in securities of sufficient credit quality maturing in 60 days or less are valued at amortized cost which approximates fair value. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Fund’s Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its NAV may also be valued at their fair values, as defined by the 1940 Act and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events.

Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its NAV. There can be no assurance that such

*	Patent Pending

12

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2014 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the New York Stock Exchange (“NYSE”). Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Summary Portfolio of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the Fund’s Administrator. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Investment Adviser or sub-adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When the Fund uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the independent pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments.

For the year ended March 31, 2014, there have been no significant changes to the fair valuation methodologies.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Fund. Premium amortization and discount accretion are determined by the effective yield method.

C. Risk Exposures and the Use of Derivative Instruments. The Fund pursues its investment objectives by purchasing derivative instruments, including, but not limited to, futures contracts. In doing so, the Fund will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors.

13

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2014 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Market Risk Factors. In pursuit of its investment objectives, the Fund invests in derivative instruments to increase or decrease its exposure to the following market risk factors:

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

D. Futures Contracts. The Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, the Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended March 31, 2014, the Fund had both purchased and sold futures contracts on various bonds and notes to gain exposure to different parts of the yield curve to assist the Fund with its duration strategy. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the year ended March 31, 2014, the Fund had an average notional value of $37,358,677 and $36,681,743 on futures contracts purchased and sold, respectively.

E. Distributions to Shareholders. The Fund records distributions to its shareholders on the ex-dividend date. The Fund declares dividends daily and pays dividends monthly. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

F. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated

14

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2014 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

G. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

H. Restricted Securities. The Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

I. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended March 31, 2014, the cost of purchases and proceeds from the sales of securities excluding short-term and U.S. government securities, were as follows:

Purchases	Sales
$184,992,539	$113,286,297

U.S. government securities not included above were as follows:

Purchases	Sales
$191,672,295	$185,108,895

NOTE 4 — INVESTMENT ADVISER, ADMINISTRATOR AND DISTRIBUTION FEES

Effective, May 13, 2013, Voya Investments, an Arizona limited liability company, serves as the Investment Adviser to the Fund. The Investment Adviser serves pursuant to an investment management agreement (“Management Agreement”) between the Investment Adviser and the Trust, on behalf of the Fund. The Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, at an annual rate of 0.40% of the Fund’s average daily net assets. The Investment Adviser is contractually obligated to waive the investment management fee for Class P shares of the Fund. This waiver is not eligible for recoupment. Termination or modification of this contractual waiver requires approval by the Board. Prior to May 13, 2013, Voya Investment Management Co. LLC (formerly, ING Investment Management Co. LLC) (“Voya IM”), a Delaware limited liability company, served as the investment adviser to the Fund and no advisory or other fees were payable to Voya IM under the Management Agreement.

Voya Funds Services, LLC (formerly, ING Funds Services, LLC) (“VFS”), acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. Effective May 13, 2013, VFS is entitled to receive from the Fund a fee at an annual rate of 0.10% of its average daily net assets. VFS is contractually obligated to waive the administrative fee for Class P shares of the Fund. This waiver is not eligible for recoupment. Termination or modification of this contractual waiver requires approval by the Board. Prior to May 13, 2013, VFS did not receive any fees for its administrative services.

Effective May 13, 2013, Voya IM serves as the sub-adviser to the Fund. The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations. Prior to May 13, 2013, there was no sub-adviser associated with this Fund.

Voya Investments Distributor, LLC (formerly, ING Investments Distributor, LLC) (the “Distributor” or “VID”) is the principal underwriter of the Fund. The Fund does not pay the Distributor a distribution fee.

NOTE 5 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

As of March 31, 2014, Voya Intermediate Bond Portfolio owned 92.77% of the Fund.

15

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2014 (CONTINUED)

NOTE 5 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Investment activities of these shareholders could have a material impact on the Fund.

The Fund has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by Voya Investments, until distribution in accordance with the Plan.

NOTE 6 — EXPENSE LIMITATIONS

Pursuant to a written expense limitation agreement (“Expense Limitation Agreement”), between the Investment Adviser and the Trust, on behalf of the Fund, the Investment Adviser has agreed to absorb and/or reimburse certain fees and expenses. Under the Expense Limitation Agreement, to the extent not inconsistent with U.S. tax requirements, the Investment Adviser will absorb and reimburse all ordinary operating expenses of Class SMA and Class P shares, so that the expenses are 0.00% and 0.15%, respectively. The Expense Limitation Agreement excludes interest, taxes, brokerage commissions, other investment-related costs, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of the Fund’s business, and expenses of any counsel or other persons or services retained by the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Investment Adviser. Prior to May 13, 2013, the Expense Limitation Agreement was between the Trust and Voya IM.

The Expense Limitation Agreement is contractual through August 1, 2014 and shall renew automatically for one-year terms unless: (i) The Investment Adviser provides 90 days written notice of its termination and such termination is approved by the Board; or (ii) the Management Agreement has been terminated.

NOTE 7 — LINE OF CREDIT

The Fund, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of $200,000,000. Prior to May 24, 2013, the funds to which the Credit Agreement was available were each a party to an unsecured committed revolving line of credit for an aggregate amount of $125,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities, and (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

During the year ended March 31, 2014, the Fund utilized the line of credit as follows:

Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
1	$1,125,000	1.09%

NOTE 8 — CAPITAL SHARES TRANSACTIONS

Transactions in capital shares and dollars were as follows:

					Net increase		Proceeds
		Shares	Reinvestment		(decrease)		from shares	Reinvestment
	Shares	issued in	of	Shares	in shares	Shares	issued in	of	Shares	Net increase
	sold	merger	distributions	redeemed	outstanding	sold	merger	distributions	redeemed	(decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Class P
3/31/2014	7,882,563	—	189,423	—	8,071,986	83,225,000	—	2,002,977	—	85,227,977
3/1/2013(1) - 3/31/2013	280	—	—	—	280	2,989	—	—	—	2,989
Class SMA
3/31/2014	54,949	—	—	(381,800)	(326,851)	589,483	—	—	(4,015,444)	(3,425,961)
3/31/2013	178,523	—	—	(266,363)	(87,840)	1,911,411	—	—	(2,862,075)	(950,664)

(1)	Commencement of operations.

16

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2014 (CONTINUED)

NOTE 9 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. The Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Fund and its corresponding risks, see the Fund’s most recent Prospectus and/or the Statement of Additional Information.

Foreign Investments. There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies.

Credit Risk. The Fund could lose money if a bond issuer (debtor) fails to repay interest and principal in a timely manner or if it goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. High-yield/high-risk bonds are especially subject to credit risk and are considered to be mostly speculative in nature.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

NOTE 10 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

Year Ended		Year Ended
March 31, 2014		March 31, 2013
Ordinary	Long-term	Ordinary	Long-term
Income	Capital Gains	Income	Capital Gains
$ 2,263,706	$ 12,531	$ 382,329	$ 44,771

The tax-basis components of distributable earnings as of March 31, 2014 were:

Undistributed	Unrealized
Ordinary Income	Appreciation/ (Depreciation)
$148,171	$2,231,774

The Fund’s major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2009.

As of March 31, 2014, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 11 — RESTRUCTURING PLAN

In October 2009, ING Groep N.V. (“ING Groep”) submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of Voya

17

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2014 (CONTINUED)

NOTE 11 — RESTRUCTURING PLAN (continued)

Financial, Inc. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

In May 2013, Voya Financial, Inc. conducted an initial public offering of Voya Financial, Inc. common stock (the “IPO”). In October 2013, ING Groep divested additional shares in a secondary offering of common stock of Voya Financial, Inc. In March 2014, ING Groep divested additional shares, reducing its ownership interest in Voya Financial, Inc. below 50%. Voya Financial, Inc. did not receive any proceeds from these offerings.

ING Groep has stated that it intends to sell its remaining interest in Voya Financial, Inc. over time. While the base case for the remainder of the Separation Plan is the divestment of ING Groep’s remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep’s divestment of its remaining interest in Voya Financial, Inc. may take place by means of a sale to a single buyer or group of buyers.

It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Investment Adviser and sub-adviser provide services to the Fund. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Fund in connection with the IPO. Shareholders of the Fund approved the new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not materially different from the current agreements. This means that shareholders may not have another opportunity to vote on a new agreement with the Investment Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of Voya Financial, Inc. and its subsidiaries, including the Investment Adviser and affiliated entities that provide services to the Fund, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Investment Adviser’s loss of access to the resources of ING Groep, which could adversely affect its business. Since a portion of the shares of Voya Financial, Inc., as a standalone entity, are publicly held, it is subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

The Separation Plan may be implemented in phases. During the time that ING Groep retains a significant interest in Voya Financial, Inc., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect Voya Financial, Inc. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between Voya Financial, Inc. and ING Groep, and could adversely affect Voya Financial, Inc. and the Investment Adviser and its affiliates. Currently, the Investment Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Fund and its operation.

NOTE 12 — SUBSEQUENT EVENTS

Dividends. Subsequent to March 31, 2014, the fund declared dividends from net investment income of:

	Per Share	Payable	Record
	Amount	Date	Date
Class P	$0.0360	May 1, 2014	Daily
Class SMA	$0.0371	May 1, 2014	Daily

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

18

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Investment Grade Credit Fund	as of March 31, 2014

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 89.6%
		Basic Materials: 5.2%
923,000		CF Industries, Inc., 5.150%, 03/15/34	$952,003	1.0
600,000		Rio Tinto Finance USA PLC, 2.250%, 12/14/18	600,791	0.7
650,000	#	Xstrata Finance Canada Ltd., 4.950%, 11/15/21	672,997	0.7
2,606,000		Other Securities	2,648,202	2.8
			4,873,993	5.2
		Communications: 14.1%
500,000	#	COX Communications, Inc., 4.500%, 06/30/43	437,418	0.5
1,000,000		eBay, Inc., 4.000%, 07/15/42	888,022	0.9
628,000		Telefonica Emisiones SAU, 3.192%, 04/27/18	644,577	0.7
1,000,000		Thomson Reuters Corp., 4.300%, 11/23/23	1,026,369	1.1
850,000		Time Warner Cable, Inc., 5.000%-5.875%, 02/01/20-11/15/40	926,843	1.0
830,000		Time Warner, Inc., 4.050%-4.900%, 12/15/23-06/15/42	843,098	0.9
1,250,000		Verizon Communications, Inc., 5.150%, 09/15/23	1,370,670	1.4
1,000,000		Verizon Communications, Inc., 6.400%, 09/15/33	1,190,755	1.3
750,000		Verizon Communications, Inc., 6.550%, 09/15/43	916,002	1.0
800,000		Viacom, Inc., 2.500%-4.375%, 12/15/16-03/15/43	757,201	0.8
4,198,000		Other Securities	4,211,683	4.5
			13,212,638	14.1
		Consumer, Cyclical: 4.0%
350,000	#	Glencore Funding LLC, 2.500%, 01/15/19	338,450	0.4
650,000		O'Reilly Automotive, Inc., 3.850%, 06/15/23	640,187	0.7
325,000	#	TRW Automotive, Inc., 4.450%, 12/01/23	327,437	0.3
921,000		Whirlpool Corp., 4.000%, 03/01/24	925,644	1.0

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES (continued)
	Consumer, Cyclical (continued)
1,200,000	Yum! Brands, Inc., 5.350%, 11/01/43	$1,258,085	1.3
300,000	Other Securities	311,864	0.3
		3,801,667	4.0
	Consumer, Non-cyclical: 7.8%
1,000,000	Altria Group, Inc., 5.375%, 01/31/44	1,049,356	1.1
900,000	Amgen, Inc., 5.650%, 06/15/42	1,001,490	1.1
692,000	Medtronic, Inc., 3.625%, 03/15/24	696,356	0.7
1,000,000	Mondelez International, Inc., 4.000%, 02/01/24	1,016,902	1.1
851,000	Reynolds American, Inc., 4.850%-6.150%, 09/15/23-09/15/43	934,586	1.0
2,638,000	Other Securities	2,624,152	2.8
		7,322,842	7.8
	Energy: 9.9%
650,000	Enbridge, Inc., 4.000%, 10/01/23	652,675	0.7
1,000,000	Kinder Morgan Energy Partners L.P., 3.450%-5.500%, 02/15/23-03/01/44	990,738	1.1
865,000	ONEOK Partners L.P., 2.000%-6.200%, 10/01/17-09/15/43	915,146	1.0
580,000	Rowan Cos, Inc., 5.850%, 01/15/44	591,340	0.6
717,000	Sunoco Logistics Partners Operations L.P., 3.450%-4.250%, 01/15/23-04/01/24	705,713	0.7
800,000	Transocean, Inc., 3.800%-4.950%, 11/15/15-10/15/22	797,573	0.8
1,000,000	Williams Partners L.P., 5.400%, 03/04/44	1,029,974	1.1
3,641,000	Other Securities	3,640,597	3.9
		9,323,756	9.9

See Accompanying Notes to Financial Statements

19

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Investment Grade Credit Fund	as of March 31, 2014 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES (continued)
		Financial: 35.9%
650,000		American International Group, Inc., 3.375%-5.850%, 01/16/18-08/15/20	$707,221	0.8
650,000		Bank of America Corp., 2.600%, 01/15/19	653,486	0.7
900,000		Bank of America Corp., 4.000%, 04/01/24	900,913	1.0
850,000		Bank of America Corp., 4.100%-4.875%, 07/24/23-04/01/44	861,183	0.9
300,000		Barclays Bank PLC, 7.625%, 11/21/22	331,500	0.4
200,000	#	Barclays Bank PLC, 6.050%, 12/04/17	224,936	0.2
800,000		Barclays PLC, 8.250%, 12/29/49	841,488	0.9
550,000	#	BPCE SA, 5.700%, 10/22/23	572,820	0.6
200,000		Citigroup, Inc., 1.750%, 05/01/18	196,738	0.2
800,000		Citigroup, Inc., 6.675%, 09/13/43	940,085	1.0
900,000		Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 5.750%, 12/01/43	985,793	1.0
700,000	#	Credit Suisse AG, 6.500%, 08/08/23	770,000	0.8
700,000	#	Credit Suisse Group AG, 7.500%, 12/29/49	761,257	0.8
1,000,000		Deutsche Bank AG, 4.296%, 05/24/28	944,123	1.0
1,000,000	#	Five Corners Funding Trust, 4.419%, 11/15/23	1,026,904	1.1
633,000		Ford Motor Co., 3.000%, 06/12/17	658,079	0.7
1,100,000		General Electric Capital Corp., 3.100%-7.125%, 09/16/20-12/15/49	1,159,236	1.2
250,000		Goldman Sachs Group, Inc., 3.625%, 01/22/23	246,419	0.2
1,000,000		Goldman Sachs Group, Inc., 4.000%, 03/03/24	997,737	1.1

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES (continued)
		Financial (continued)
1,306,000		Goldman Sachs Group, Inc., 6.750%, 10/01/37	$1,500,726	1.6
400,000	#	HBOS PLC, 6.750%, 05/21/18	454,113	0.5
375,000		Intesa Sanpaolo SpA, 2.375%, 01/13/17	376,567	0.4
950,000		Intesa Sanpaolo SpA, 5.250%, 01/12/24	977,923	1.0
1,900,000		JPMorgan Chase & Co., 3.375%, 05/01/23	1,802,295	1.9
1,000,000		JPMorgan Chase & Co., 1.625%-6.125%, 05/15/18-12/29/49	987,908	1.1
700,000		Liberty Property L.P., 4.400%, 02/15/24	713,313	0.8
1,100,000		M&T Bank Corp., 6.450%, 12/29/49	1,146,750	1.2
462,000	#	Mizuho Financial Group Cayman 3 Ltd., 4.600%, 03/27/24	465,029	0.5
100,000		Morgan Stanley, 4.100%, 01/26/15	102,893	0.1
1,000,000		Morgan Stanley, 4.100%, 05/22/23	991,868	1.1
1,200,000		Morgan Stanley, 5.000%, 11/24/25	1,237,624	1.3
850,000		Royal Bank of Scotland Group PLC, 6.000%, 12/19/23	873,671	0.9
505,000		Royal Bank of Scotland Group PLC, 6.100%, 06/10/23	525,187	0.6
600,000		SLM Corp., 5.500%, 01/15/19	636,928	0.7
1,000,000	#	Societe Generale SA, 5.000%, 01/17/24	998,579	1.1
800,000	#	Societe Generale SA, 7.875%, 12/29/49	832,200	0.9
950,000		Wells Fargo & Co., 5.375%, 11/02/43	1,004,513	1.1
3,973,000		Other Securities	4,251,007	4.5
			33,659,012	35.9

See Accompanying Notes to Financial Statements

20

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Investment Grade Credit Fund	as of March 31, 2014 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES(continued)
		Industrial: 2.6%
650,000		Cummins, Inc., 3.650%, 10/01/23	$660,358	0.7
1,000,000		Illinois Tool Works, Inc., 3.500%, 03/01/24	998,510	1.1
750,000	#	Ingersoll-Rand Global Holding Co. Ltd., 4.250%, 06/15/23	767,319	0.8
			2,426,187	2.6
		Technology: 3.3%
320,000		Hewlett-Packard Co., 2.600%, 09/15/17	330,060	0.4
830,000		Hewlett-Packard Co., 2.750%, 01/14/19	836,665	0.9
667,000		International Business Machines Corp., 3.625%, 02/12/24	674,015	0.7
1,250,000		Other Securities	1,252,955	1.3
			3,093,695	3.3
		Utilities: 6.8%
550,000	#	EDP Finance BV, 5.250%, 01/14/21	568,700	0.6
250,000	#	Jersey Central Power & Light Co., 4.700%, 04/01/24	259,546	0.3
1,000,000		Pacific Gas & Electric Co., 4.750%, 02/15/44	1,015,846	1.1
755,000		PPL Capital Funding, Inc., 3.400%-4.200%, 06/15/22-06/01/23	761,131	0.8
3,672,000		Other Securities	3,762,113	4.0
			6,367,336	6.8
		Total Corporate Bonds/Notes (Cost $81,828,370)	84,081,126	89.6
Principal Amount†		Value	Percentage of Net Assets
U.S. TREASURY OBLIGATIONS: 6.4%
	U.S. Treasury Bonds: 4.4%
4,003,000	3.750%, due 11/15/43	$4,144,982	4.4
	U.S. Treasury Notes: 2.0%
1,896,000	2.750%, due 02/15/24	1,900,592	2.0
	Total U.S. Treasury Obligations (Cost $6,001,460)	6,045,574	6.4
	Total Investments in Securities (Cost $87,829,830)	$90,126,700	96.0
	Assets in Excess of Other Liabilities	3,730,566	4.0
	Net Assets	$93,857,266	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of March 31, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

Cost for federal income tax purposes is $87,872,204.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$2,429,897
Gross Unrealized Depreciation	(175,401)
Net Unrealized Appreciation	$2,254,496

See Accompanying Notes to Financial Statements

21

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Investment Grade Credit Fund	as of March 31, 2014 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the assets and liabilities:

	Quoted Prices	Significant
	in Active Markets	Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	March 31, 2014
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$84,081,126	$—	$84,081,126
U.S. Treasury Obligations	—	6,045,574	—	6,045,574
Total Investments, at fair value	$—	$90,126,700	$—	$90,126,700
Other Financial Instruments+
Futures	269,422	—	—	269,422
Total Assets	$269,422	$90,126,700	$—	$90,396,122
Liabilities Table
Other Financial Instruments+
Futures	$(321,342)	$—	$—	$(321,342)
Total Liabilities	$(321,342)	$—	$—	$(321,342)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

Voya Investment Grade Credit Fund Open Futures Contracts on March 31, 2014:

				Unrealized
	Number	Expiration	Notional	Appreciation/
Contract Description	of Contracts	Date	Value	(Depreciation)
Long Contracts
U.S. Treasury 5-Year Note	545	06/30/14	$64,829,456	$(248,411)
			$64,829,456	$(248,411)
Short Contracts
U.S. Treasury 10-Year Note	(414)	06/30/14	(51,129,000)	269,422
U.S. Treasury 2-Year Note	(12)	06/30/14	(2,634,750)	(218)
U.S. Treasury Long Bond	(43)	06/19/14	(5,728,406)	(32,422)
U.S. Treasury Ultra Long Bond	(37)	06/19/14	(5,345,344)	(40,291)
			$(64,837,500)	$196,491

See Accompanying Notes to Financial Statements

22

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Investment Grade Credit Fund	as of March 31, 2014 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of March 31, 2014 was as follows:

	Location on Statement
Derivatives not accounted for as hedging instruments	of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Net Assets - Unrealized appreciation*	$269,422
Total Asset Derivatives		$269,422

Liability Derivatives
Interest rate contracts	Net Assets - Unrealized depreciation*	$321,342
Total Liability Derivatives		$321,342

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended March 31, 2014 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$116,931
Total	$116,931

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$(51,920)
Total	$(51,920)

See Accompanying Notes to Financial Statements

23

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended March 31, 2014 were as follows:

Fund Name	Type	Per Share Amount
Voya Investment Grade Credit Fund
Class P	NII	$ 0.3919
Class SMA	NII	$ 0.4073
All Classes	STCG	$ 0.0047
All Classes	LTCG	$ 0.0020

NII - Net investment income

STCG - Short-term capital gain

LTCG - Long-term capital gain

Pursuant to Internal Revenue Code Section 871(k)(1), the Fund designates 100% of net investment income distributions as interest-related dividends.

The Fund designates 100% of its short-term capital gain distributions as short-term capital gain dividends as defined in Internal Revenue Code Section 871(k)(2).

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

24

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of Voya Separate Portfolios Trust was held May 6, 2013, at the offices of Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

2	To approve a new investment advisory agreement for Voya Investment Grade Credit Fund (the ’’Credit Fund’’) with Voya IM prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

4	To elect 13 nominees to the Board of Trustees (the ’’Board’’) of the Trust.

5	To approve a new investment advisory agreement with Voya Investments and a new investment sub-advisory agreement with Voya IM with respect to the Credit Fund, and to approve, under certain circumstances, any future advisory and sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

6	To approve a change in the fundamental investment policy on cencentration with respect to the Credit Fund.

7	To approve a manager-of-managers policy with respect to the Credit Fund to permit Voya Investments, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Credit Fund’s shareholders.

8	To approve a modification to the current manager-of-managers policy with respect to certain Funds to permit Voya Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of such Fund’s shareholders.

			Shares voted
			against or	Shares	Broker	Total Shares
	Proposal	Shares voted for	withheld	abstained	non-vote	Voted
Voya Investment Grade Credit Fund	2*	952,228.117	0.000	0.000	0.000	952,228.117
	5*	952,228.117	0.000	0.000	0.000	952,228.117
	6*	952,228.117	0.000	0.000	0.000	952,228.117
	7*	952,228.117	0.000	0.000	0.000	952,228.117
	8*	952,228.117	0.000	0.000	0.000	952,228.117

*	Proposals deferred; adjourned to May 13, 2013

Voya Separate Portfolios Trust Registrant

				For all	Broker	Total Shares
	Proposal	For All	Withhold All	Except	non-vote	Voted
Colleen D. Baldwin	4**	40,609,230.792	2,223,204.500	0.000	0.000	42,832,435.292
John V. Boyer	4**	40,544,722.792	2,287,712.500	0.000	0.000	42,832,435.292
Patricia W. Chadwick	4**	40,604,521.792	2,227,913.500	0.000	0.000	42,832,435.292
Albert E. DePrince, Jr.	4**	40,434,745.792	2,397,689.500	0.000	0.000	42,832,435.292
Peter S. Drotch	4**	40,491,032.792	2,341,402.500	0.000	0.000	42,832,435.292
J. Michael Earley	4**	40,541,723.792	2,290,711.500	0.000	0.000	42,832,435.292
Martin J. Gavin***	4**	40,581,706.792	2,250,728.500	0.000	0.000	42,832,435.292
Russell H. Jones	4**	40,510,476.792	2,321,958.500	0.000	0.000	42,832,435.292
Patrick W. Kenny	4**	40,497,005.792	2,335,429.500	0.000	0.000	42,832,435.292
Shaun P. Mathews	4**	40,530,902.792	2,301,532.500	0.000	0.000	42,832,435.292
Joseph E. Obermeyer	4**	40,538,673.792	2,293,761.500	0.000	0.000	42,832,435.292
Sheryl K. Pressler	4**	40,607,536.792	2,224,898.500	0.000	0.000	42,832,435.292
Roger B. Vincent	4**	40,461,260.792	2,371,174.500	0.000	0.000	42,832,435.292

**	Proposal deferred; adjourned to May 13, 2013

***	Effective close of business September 12, 2013, Mr. Gavin resigned as Trustee.

25

SHAREHOLDER MEETING INFORMATION (UNAUDITED) (CONTINUED)

A special meeting of shareholders of Voya Separate Portfolios Trust was held May 13, 2013, at the offices of Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

			Shares voted
			against or	Shares	Broker	Total Shares
	Proposal	Shares voted for	withheld	abstained	non-vote	Voted
Voya Investment Grade Credit Fund	2*	952,228.117	0.000	0.000	0.000	952,228.117
	5*	952,228.117	0.000	0.000	0.000	952,228.117
	6*	952,228.117	0.000	0.000	0.000	952,228.117
	7*	952,228.117	0.000	0.000	0.000	952,228.117
	8*	952,228.117	0.000	0.000	0.000	952,228.117

* Proposals passed

Voya Separate Portfolios Trust Registrant

				For all	Broker	Total Shares
	Proposal	For All	Withhold All	Except	non-vote	Voted
Colleen D. Baldwin	4**	40,609,230.792	2,223,204.500	0.000	0.000	42,832,435.292
John V. Boyer	4**	40,544,722.792	2,287,712.500	0.000	0.000	42,832,435.292
Patricia W. Chadwick	4**	40,604,521.792	2,227,913.500	0.000	0.000	42,832,435.292
Albert E. DePrince, Jr.	4**	40,434,745.792	2,397,689.500	0.000	0.000	42,832,435.292
Peter S. Drotch	4**	40,491,032.792	2,341,402.500	0.000	0.000	42,832,435.292
J. Michael Earley	4**	40,541,723.792	2,290,711.500	0.000	0.000	42,832,435.292
Martin J. Gavin***	4**	40,581,706.792	2,250,728.500	0.000	0.000	42,832,435.292
Russell H. Jones	4**	40,510,476.792	2,321,958.500	0.000	0.000	42,832,435.292
Patrick W. Kenny	4**	40,497,005.792	2,335,429.500	0.000	0.000	42,832,435.292
Shaun P. Mathews	4**	40,530,902.792	2,301,532.500	0.000	0.000	42,832,435.292
Joseph E. Obermeyer	4**	40,538,673.792	2,293,761.500	0.000	0.000	42,832,435.292
Sheryl K. Pressler	4**	40,607,536.792	2,224,898.500	0.000	0.000	42,832,435.292
Roger B. Vincent	4**	40,461,260.792	2,371,174.500	0.000	0.000	42,832,435.292

**	Proposal passed

***	Effective close of business September 12, 2013, Mr. Gavin resigned as Trustee.

26

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Trust’s Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

				Number of
				Funds in
				Fund
	Position(s)	Term of Office and	Principal	Complex
	Held with	Length of Time	Occupation(s) -	Overseen by	Other Board Positions
Name, Address and Age	the Trust	Served(1)	During the Past 5 Years	Trustee(2)	Held by Trustee
Independent Trustees:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Trustee	July 2007 - Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 - Present).	164	DSM/Dentaquest, Boston, MA (February 2014 - Present).

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Chairperson Trustee	January 2014 - Present May 2007 - Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 - Present).	164	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Trustee	May 2007 - Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 - Present).	164	Wisconsin Energy Corporation (June 2006 - Present) and The Royce Funds (35 funds) (December 2009 - Present).

Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Trustee	May 2013 - Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991 - Present).	164	None.

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	October 2007 - Present	Retired.	164	First Marblehead Corporation (September 2003 - Present).

J. Michael Earley 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	May 2007 - Present	Retired.	164	None.

Russell H. Jones 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	May 2013 - Present	Retired.	164	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	May 2007 - Present	Retired.	164	Assured Guaranty Ltd. (April 2004 - Present).

27

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

				Number of
				Funds in
				Fund
	Position(s)	Term of Office and	Principal	Complex
	Held with	Length of Time	Occupation(s) -	Overseen by	Other Board Positions
Name, Address and Age	the Trust	Served(1)	During the Past 5 Years	Trustee(2)	Held by Trustee
Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Trustee	May 2013 - Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 - Present).	164	None.

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Trustee	May 2007 - Present	Consultant (May 2001 - Present).	164	None.

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	May 2007 - Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989 - August 2011).	164	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).

Trustee who is an “Interested Person”:

Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Trustee	May 2007 - Present	President and Chief Executive Officer, Voya Investments, LLC (November 2006 - Present).	164	Voya Capital Corporation, LLC (formerly, ING Capital Corporation, LLC) and Voya Investments Distributor, LLC (December 2005 - Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management, LLC (March 2006 - Present); and Voya Investment Trust Co. (formerly, ING Investment Trust Co.) (April 2009 - Present).

(1)	Directors serve until their successors are duly elected and qualified. The tenure of each Director (“Independent Director”) is subject to the Board’s retirement policy, which states that each duly elected or appointed Independent Director shall retire from and cease to be a member of the Board of Directors as of the close of business on December 31 of the calendar year in which the Independent Director attains the age of 73. A majority vote of the Board’s other Independent Directors may extend the retirement date of an Independent Director if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for purposes of appointing a successor to the Independent Director or otherwise comply with applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors).

(2)	For the purpose of this table “Voya family of funds” means the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Money Market Portfolio; Voya Mutual Funds; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Risk Managed Natural Resources Fund; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Voya family of funds is as of April 30, 2014.

(3)	Mr. Mathews is deemed to be an “Interested person,” as defined in the 1940 Act, because of his current affiliation with any of the Voya funds, Voya Financial, Inc. or any of Voya Financial, Inc.’s affiliates.

28

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Position(s)
	Held With	Term of Office and	Principal Occupation(s) - During the Past
Name, Address and Age	the Trust	Length of Time Served(1)	5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	President and Chief Executive Officer	March 2007 - Present	President and Chief Executive Officer, Voya Investments, LLC (November 2006 - Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Executive Vice President	March 2007 - Present	Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (April 2012 - Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011 - December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007 - April 2012) and Chief Compliance Officer, Voya Family of Funds (March 2011 - February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 64	Executive Vice President Chief Investment Risk Officer	March 2007 - Present September 2009 - Present	Executive Vice President, Voya Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 - Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Chief Compliance Officer	February 2012 - Present	Senior Vice President, Voya Investments, LLC (February 2012 - Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004 - January 2012).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2007 - Present	Senior Vice President, Voya Funds Services, LLC (March 2005 - Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Senior Vice President	March 2007 - Present	Senior Vice President, Voya Investments, LLC (October 2003 - Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Senior Vice President	March 2007 - Present	Senior Vice President, Head of Division Operations, Voya Funds Services, LLC (January 2006 - Present).

Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President	July 2012 - Present	Senior Vice President - Fund Compliance, Voya Funds Services, LLC (June 2012 - Present); Chief Compliance Officer of Directed Services LLC and Voya Investments, LLC (January 2014 - Present). Formerly, Vice President - Platform Product Management & Project Management, Voya Investments, LLC (April 2007 - June 2012).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President and Treasurer	September 2012 - Present	Vice President, Voya Funds Services, LLC (March 2012 - Present). Formerly, Assistant Vice President - Director, Voya Funds Services, LLC (March 2003 - March 2012).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President	March 2007 - Present	Vice President, Voya Funds Services, LLC (November 1995 - Present) and Voya Investments, LLC (August 1997 - Present). Formerly, Treasurer, Voya Family of Funds (November 1999 - February 2012).

29

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Position(s)
	Held With	Term of Office and	Principal Occupation(s) - During the Past
Name, Address and Age	the Trust	Length of Time Served(1)	5 Years
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	March 2007 - Present	Vice President, Voya Funds Services, LLC (September 2004 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	March 2007 - Present	Vice President, Voya Investments, LLC and Voya Funds Services, LLC (February 1996 - Present); Director of Compliance, Voya Investments, LLC (October 2004 - Present); and Vice President and Money Laundering Reporting Officer,Voya Investments Distributor, LLC (April 2010 - Present). Formerly, Chief Compliance Officer, Voya Investments Distributor, LLC (August 1995 - April 2010).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 38	Vice President	September 2012 - Present	Vice President, Voya Funds Services, LLC (July 2007 - Present).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	March 2007 - Present	Vice President - Platform Product Management & Project Management, Voya Investments, LLC (July 2012 - Present); Vice President, Voya Investment Management - Voya Family of Funds (March 2010 - Present) and Vice President, Voya Funds Services, LLC (March 2006 - Present). Formerly Managing Paralegal, Registration Statements (June 2003 - July 2012).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	May 2013 - Present	Vice President - Director of Tax, Voya Funds Services, LLC (March 2013 - Present). Formerly, Assistant Vice President - Director of Tax, Voya Funds Services, LLC (March 2008 - March 2013).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Secretary	March 2007 - Present	Senior Vice President and Chief Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 - March 2010).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Assistant Secretary	March 2007 - Present	Vice President and Senior Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Assistant Secretary	June 2010 - Present	Vice President and Senior Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

30

Investment Adviser	Independent Registered Public Accounting Firm
Voya Investment Management Co. LLC	KPMG LLP
230 Park Avenue	Two Financial Center
New York, New York 10169	60 South Street
Boston, Massachusetts 02111
Administrator
Voya Funds Services, LLC	Custodian
7337 East Doubletree Ranch Road, Suite 100	The Bank of New York Mellon
Scottsdale, Arizona 85258	One Wall Street
New York, New York 10286
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100	Legal Counsel
Scottsdale, Arizona 85258	Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your Investment Professional or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com	AR-IGCFSMA (0314-052314)

31

Annual Report

March 31, 2014

Class P*

■	Voya Emerging Markets Corporate Debt Fund (formerly, ING Emerging Markets Corporate Debt Fund)

■	Voya Emerging Markets Hard Currency Debt Fund (formerly, ING Emerging Markets Hard Currency Debt Fund)

■	Voya Emerging Markets Local Currency Debt Fund (formerly, ING Emerging Markets Local Currency Debt Fund)

*	Patent Pending

 E-Delivery Sign-up — details inside

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT voyainvestments.com	VoyaTM Investment Management was formerly ING U.S. Investment Management

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Reports	4
Shareholder Expense Examples	10
Report of Independent Registered Public Accounting Firm	11
Statements of Assets and Liabilities	12
Statements of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	16
Notes to Financial Statements	17
Summary Portfolios of Investments	29
Tax Information	48
Shareholder Meeting Information	49
Trustee and Officer Information	51

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Funds. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT’S LETTER

Stability, opportunity and continuity

Dear Shareholder,

As the French say, the more things change, the more they stay the same. Though the global economy is slowly sputtering back to life, the world remains enthralled by old policy notions that led us to the brink of collapse in 2008. In many nations we continue to see political ideology trump economic reality, generally at the expense of the citizenry.

The world needs some new thinking, and we may get it from an unexpected source: the International Monetary Fund. In recent reports, the IMF assesses key risks facing the stability of the global financial system, as the advanced and emerging economies shift from “liquidity-driven” to “growth-driven” markets. While markets are becoming more robust, the transition is far from complete, and the IMF observes that “In far too many countries, improvements in financial markets have not translated into improvements in the real economy — and in the lives of people.” Perhaps as the global economy stabilizes we will see new policy recommendations for sustaining better economic outcomes.

In the meantime, we must strive to reach our investment goals in the marketplace that now exists. It’s always true but bears repeating that you should invest to achieve your long-term goals, not to beat the market today or this week or this month. Keep your eye on your goals and don’t let yourself be distracted by events in China or Ukraine or anywhere else that produces attention-grabbing headlines. And always thoroughly discuss your situation with your financial advisor before making any changes to your plans or your investments.

Reaching investment goals is a long-term process, a journey in which stability and continuity play important parts. On May 1, 2014, ING U.S. Investment Management changed its name to Voya Investment Management. Our new name reminds us that a secure financial future is about more than just reaching a destination — it’s about positive experiences along the way. It’s also about continuity: there will be no changes in terms of investment processes or the services we provide to you, our clients. As part of the transition to our new name, we are building upon our commitment to be a reliable partner committed to reliable investing.

We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
Executive Vice President
Voya Family of Funds
May 1, 2014

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your investment professional or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

MARKET PERSPECTIVE:  YEAR ENDED MARCH 31, 2014

By the middle of the fiscal year, global equities, in the form of the MSCI World IndexSM measured in local currencies, including net reinvested dividends (the “Index”), had already gained 8.26%. In the second half a change in the dynamics of investor sentiment seemed to emerge and in the end the Index returned 18.58% for the whole fiscal year. (The Index returned 19.07% for the one year ended March 31, 2014, measured in U.S. dollars.)

In the U.S., investor confidence was cushioned by the U.S. Federal Reserve Board’s (“Fed’s”) $85 billion of monthly Treasury and mortgage-backed securities purchases in the face of an unimpressive economic recovery. Gross Domestic Product (“GDP”) in the first quarter of 2013 rose by just 1.8% (annualized) and in the second by 2.5%. As late as October, fewer than 150,000 jobs were being created per month with the unemployment rate at 7.2%. However a slow recovery was a double-edged sword for markets in risky assets: a faster pace would probably cause the “tapering” of bond purchases by the Fed.

During most of the summer then, the tapering issue dominated investor confidence. On May 22 and again on June 19, Fed Chairman Bernanke attempted to prepare markets for the beginning of the end of quantitative easing. The reaction was soaring bond yields and by June 24 an 8% slump in the Index from its May 21 peak. Nervous central bankers were forced to give assurances that easy money was here for a long time. Soothed by these and later words of comfort in July, markets recovered, but were dampened again by the threat of military engagement in the Middle East.

Yet a change in the forces shaping investor sentiment seemed to be underway. Middle East tensions eased and attention turned to the September 18 meeting of the Fed, which was widely expected to announce the imminent tapering of its bond purchases. Surprisingly, on the day before Chairman Bernanke’s address, the Index had again reached a new high for the year. This would have been hard to imagine even a few months earlier, but the significance was apparently lost in the shock of the Fed’s decision not to taper.

Congressional gridlock in October briefly jolted markets. But a deal to postpone the day of reckoning was reached on October 16 and they quickly regained their poise.

Increasingly it appeared that investors were reconciled to tapering, no longer treating “bad” news on the economy, which might prolong the Fed’s bond purchases, as “good” news. And better news was starting to flow. A limited budget deal was reached on December 11. The unemployment rate fell to 7.0%. GDP growth in the third quarter was revised up to 4.1% (flattered somewhat by inventory accumulation). Consumer confidence was clearly improving. When on December 18 the Fed did announce a tapering to $75 billion per month with more to come, markets barely flinched and the Index ended 2013 at a new all-time high.

There was little movement after that, however. Some U.S. data deteriorated, perhaps weather-related: average monthly new jobs created slumped back to 130,000, (despite a fall in the unemployment rate to 6.7%); fourth quarter GDP growth retreated to 2.6% while retail sales languished. New political turmoil flared in Eastern Europe as Russia annexed the Crimea after the president of Ukraine was deposed. A continuing slowdown and fears of financial instability in China also muted sentiment.

In U.S. fixed income markets, the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) of investment grade bonds slipped 0.17% in the fiscal year. The anticipated end to quantitative easing undermined longer-dated issues. The Barclays Long Term U.S. Treasury sub-index dropped 4.18%, but recovered in the final three months most of a much larger loss suffered in the first nine. The Barclays U.S. Corporate Investment Grade Bond sub-index added 1.47%. However the (separate) Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) gained 7.53%.

U.S. equities, represented by the S&P 500® Index including dividends, surged 21.86%, ending just below its March 7 all-time high. The health care sector did best with a gain of 29.24%, followed by industrials 27.29%. Easily the worst performer was the telecommunications sector 2.32%, then utilities 10.28%. Record operating earnings per share for S&P 500® companies in the fourth quarter of 2013, supported by low interest rates and slow wage growth, were expected to erode in the next quarter.

In currencies, the dollar fell 6.90% against the euro during the 12 months and 8.79% against the pound on better economic news from Europe, especially the UK. But the dollar gained 9.56% on the yen in the face of the new Japanese government’s aggressive monetary easing.

In international markets, the MSCI Japan® Index rose 17.78% during the fiscal year, but has retreated by more than 7% in 2014. GDP grew for five consecutive quarters, albeit at declining rates. From October core consumer prices started rising again after years of decline. The MSCI Europe ex UK® Index jumped 20.59%. The euro zone finally recorded quarterly GDP growth of 0.3% in the second quarter of 2013 after six straight quarterly declines, followed by slim gains of 0.1% and 0.3%. The closely watched composite purchasing managers’ index registered expansion from July after 17 months of contraction. But there was still much to do with unemployment at 12.0%, near an all-time high. The MSCI UK® Index added just 6.36%, burdened by heavyweight laggards especially among banks and food retailers. GDP in the third quarter of 2013 grew an improved 0.8% followed by 0.7%, while unemployment continued to fall. But concerns persisted about a housing bubble and consumer prices rising faster than wages.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Long Term U.S. Treasury Index
The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value.

Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
JP Morgan Corporate Emerging Markets Bond Index Diversified
A liquid global benchmark for US-dollar corporate emerging market bonds. The CEMBI DIVERSIFIED limits the weights of those index countries with larger corporate debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding. The CEMBI Diversified results in well-distributed, balanced weightings for countries included in the index.

JP Morgan Emerging Markets Bond Index Global Diversified
Tracks total returns for US dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding.

JP Morgan Government Bond Index — Emerging Markets Global Diversified
A comprehensive, global local Emerging Markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. Weights of those countries in the index with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

VOYA EMERGING MARKETS CORPORATE DEBT FUND	PORTFOLIO MANAGERS’ REPORT

Geographic Diversification as of March 31, 2014 (as a percentage of net assets)

Mexico	10.3%
Hong Kong	8.8%
Brazil	8.4%
Russia	8.1%
China	6.5%
India	5.9%
Colombia	5.5%
United Arab Emirates	4.5%
Peru	4.4%
Turkey	4.3%
Countries between 0.4%–3.7%ˆ	29.3%
Assets in Excess of Other Liabilities*	4.0%
Net Assets	100.0%

* Includes short-term investments.
ˆ Includes 20 countries, which each represents 0.4%–3.7% of net assets.

Portfolio holdings are subject to change daily.

Voya Emerging Markets Corporate Debt Fund* (the “Fund”) seeks to maximize total return through a combination of current income and capital appreciation. The Fund is managed by Kurt Kringelis, CFA, and Anil Katarya, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.

Performance: For the year ended March 31, 2014, the Fund’s Class P shares returned 0.56%, compared to the JP Morgan Corporate Emerging Markets Bond Index Diversified (the “Index” or “JPM CEMBI”) which returned 0.64% for the same period.

Portfolio Specifics: Despite significant volatility for the emerging markets asset class, sector positioning and security selection were additive to performance for the year. In general, the Fund benefited from overweight positions in the utility and telecommunications sectors. The overweight positioning reflected a preference for a defensive stance and a favorable bottom-up view of certain issuers. The Fund’s underweight positioning in financials detracted from performance during the fiscal year. Higher quality Asian issuers and the relatively short duration of the sector were able to offset the impact of higher interest rates and the linkages to sovereign turmoil in certain countries. Security selection was strong in aggregate, with the exception of the financials sector, where positioning detracted from performance.

The net impact to the Fund from quality and duration positioning was negative. With respect to quality positioning, the Fund benefited from the overweight in BB-rated securities for most of the fiscal year. However, this was more than offset by the Fund’s underweight in AAA-rated securities and by its slight overweight to B-rated securities in the second quarter of 2013. The bulk of the negative contribution was concentrated in the second quarter. During this period, we worked to balance our exposure to credit risk and duration risk in an environment where both credit spreads and interest rate yields were rising in a disorderly fashion. At the same time, retail fund outflows were pressuring the core of the market. Higher rated securities generally brought duration risk, lower rated securities brought credit risk and the core of the market was subject to selling pressure as fund managers sought to manage cash outflows. The second quarter of 2013 was also a negative for the Fund in terms of duration positioning. In recent years, interest rates had been inversely correlated with spreads, such that duration exposure served as a hedge against wider spreads. However, this relationship broke down in the second quarter, as investors re-adjusted their expectations regarding the timing and pace of asset purchase tapering by the U.S. Federal Reserve Board (the “Fed”) and the potential impact on emerging market countries.

During the fiscal year, Fund holdings were concentrated in U.S. dollar- denominated bonds of emerging market issuers. Consequently, duration positioning was managed at the portfolio level via U.S. Treasury futures. Duration positioning in the aggregate detracted from results for the reporting period.

Top Ten Holdings as of March 31, 2014* (as a percentage of net assets)

BBVA Bancomer SA/Texas, 6.750%, 09/30/22	1.6%
Noble Group Ltd., 6.750%, 01/29/20	1.6%
Cemex SAB de CV, 9.000%, 01/11/18	1.5%
MCE Finance Ltd., 5.000%, 02/15/21	1.4%
Empresa de Energia de Bogota SA, 6.125%, 11/10/21	1.4%
Petrobras Global Finance BV, 6.250%, 03/17/24	1.4%
DP World Ltd., 6.850%, 07/02/37	1.4%
Celulosa Arauco y Constitucion SA, 4.750%, 01/11/22	1.4%
EuroChem Mineral & Chemical Co. OJSC via EuroChem GI Ltd., 5.125%, 12/12/17	1.4%
MMC Finance Ltd., 5.550%, 10/28/20	1.3%

* Excludes short-term investments.

Portfolio holdings are subject to change daily.

Current Strategy & Outlook: Global economic growth started off 2014 on a weaker note than expected. We still believe global growth may expand as 2014 progresses, with improvement in the U.S. and Europe and stability in China. The disappointing economic data in China contributed to market weakness early in the first quarter of 2014. The conflict between Russia and Ukraine contributed to market weakness later in the quarter and led to a significant widening in spreads for Russian and Ukrainian corporate issuers. This was followed by a partial recovery in spreads subsequent to Russia’s incursion into Crimea.

From a fundamental standpoint, we believe emerging market corporate fundamentals as generally being stable, but biased toward a near-term weakening trend with some prospect for improvement as global growth reaccelerates. From a supply/demand technical standpoint, retail fund outflows continued in the first quarter of 2014. However, outflows were less severe in the emerging market corporate market than in other segments of the asset class. Institutional inflows have likely provided some additional support to the market.

Our outlook for emerging market corporate spreads remains relatively neutral. In our view, the emerging markets remain vulnerable to weaker global growth, monetary policy tightening and idiosyncratic country developments. We believe investors have shown an improved willingness to differentiate problem areas from the rest of the market and this has helped the market exhibit spread stability.

If spreads can remain relatively stable, we believe emerging market corporate market returns should be positive relative to U.S. Treasuries. Consequently, we expect to maintain a modestly greater-than-Index exposure to credit risk.

*	The Fund was formerly known as “ING Emerging Markets Corporate Debt Fund.” Additionally, the Sub-Adviser was formerly known as “ING Investment Management Co. LLC.”

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. Fund holdings are subject to change daily. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

PORTFOLIO MANAGERS’ REPORT	VOYA EMERGING MARKETS CORPORATE DEBT FUND

Average Annual Total Returns for the Periods Ended March 31, 2014
	1 Year	Since Inception of Class P August 9, 2012
Class P	0.56%	4.77%
JPM CEMBI	0.64%	3.89%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Emerging Markets Corporate Debt Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

VOYA EMERGING MARKETS HARD CURRENCY DEBT FUND	PORTFOLIO MANAGERS’ REPORT

Geographic Diversification as of March 31, 2014 (as a percentage of net assets)

Russia	6.9%
Mexico	5.1%
Colombia	4.0%
Brazil	4.0%
Philippines	4.0%
Venezuela	3.7%
Turkey	3.4%
Kazakhstan	3.2%
Panama	3.2%
Croatia	3.1%
Countries between 0.1%–3.0%ˆ	50.5%
Assets in Excess of Other Liabilities*	8.9%
Net Assets	100.0%

* Includes short-term investments.
ˆ Includes 39 countries, which each represents 0.1%–3.0% of net assets.

Portfolio holdings are subject to change daily.

Voya Emerging Markets Hard Currency Debt Fund* (the “Fund”) seeks to maximize total return through a combination of current income and capital appreciation. The Fund is managed by Matthew Toms, CFA, and A. Banu Asik Elizondo, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.

Performance: For the year ended March 31, 2014, the Fund’s Class P shares returned 0.73%, compared to the JP Morgan Emerging Markets Bond Index Global (the “Index” or “JPM EMBI”) which returned 0.56% for the same period.

Portfolio Specifics: The Fund held underweight positions in investment grade Latin America (“LATAM”) and investment grade Asia. In contrast, the Fund held selective overweights in Central Europe, Africa, and high-yield LATAM. By region, LATAM and Africa were the largest contributors to performance, while an overweight to U.S. Treasuries detracted from results. The Fund was overweight credit for most of the first half of the fiscal year. The second half of the fiscal year was characterized largely by an underweight position in terms of spread risk. We continued to trim spread risk early in the fourth quarter by targeting high yield and quasi-sovereign issuers. Notable underweights included Turkey, Ukraine and Venezuela (late in the fiscal year). Virtually all of the Fund’s holdings were dollar-denominated securities. LATAM was the largest contributor to returns. An overweight to Belize and underweight positioning in Venezuela were the largest contributors to returns in LATAM. Our consistent overweight to Africa was a significant contributor to returns. Notable credits were Angola, Cote D’lvoire, Gabon and Tanzania. An underweight to Turkey in the second half of the fiscal year boosted returns as the U.S. Federal Reserve Board (the “Fed”) policy and domestic political protests weighed on Turkish credit.

The use of derivatives as risk management tools benefited results during the reporting period. Treasury futures were used to manage duration. The Fund maintained long credit default swap positions in Turkey and Venezuela at the end of the fiscal year given heightened volatility.

Top Ten Holdings as of March 31, 2014* (as a percentage of net assets)

Russian Foreign Bond — Eurobond, 7.500%, 03/31/30	3.3%
Petroleos Mexicanos, 5.500%, 06/27/44	3.0%
Russian Foreign Bond — Eurobond, 4.875%, 09/16/23	2.9%
Philippine Government International Bond, 7.750%, 01/14/31	2.5%
Republic of Belarus, 8.750%, 08/03/15	2.3%
Brazilian Government International Bond, 2.625%, 01/05/23	2.3%
Poland Government International Bond, 3.000%, 03/17/23	2.2%
Transnet SOC Ltd., 4.000%, 07/26/22	2.0%
Ukraine Government International Bond, 6.750%, 11/14/17	2.0%
El Fondo MIVIVIENDA S.A., 3.500%, 01/31/23	1.9%

* Excludes short-term investments.

Portfolio holdings are subject to change daily.

Current Strategy & Outlook: Tensions between Ukraine and Russia, tighter financial conditions in China and the expectation of higher U.S. interest rates have all weighed on emerging market spreads. While local currency outflows remain more rapid than hard currency outflows, we believe pricing differentiation within these markets continues to support a non-systemic outlook. We favor “good emerging market” economies with strong fundamentals over “bad emerging market” economies with high twin deficits. The Fund is overweight spread duration and neutral duration. In terms of regions, we are short Asia and long selective sovereign credits in Africa, Europe and LATAM.

*	The Fund was formerly known as “ING Emerging Markets Hard Currency Debt Fund.” Additionally, the Sub-Adviser was formerly known as “ING Investment Management Co. LLC.”

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. Fund holdings are subject to change daily. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

PORTFOLIO MANAGERS’ REPORT	VOYA EMERGING MARKETS HARD CURRENCY DEBT FUND

Average Annual Total Returns for the Periods Ended March 31, 2014
	1 Year	Since Inception of Class P August 9, 2012
Class P	0.73%	2.76%
JPM EMBI	0.56%	1.98%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Emerging Markets Hard Currency Debt Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

VOYA EMERGING MARKETS LOCAL CURRENCY DEBT FUND	PORTFOLIO MANAGERS’ REPORT

Geographic Diversification as of March 31, 2014 (as a percentage of net assets)

Mexico	10.1%
Turkey	8.8%
Indonesia	8.7%
South Africa	7.8%
Brazil	6.6%
Malaysia	5.9%
Thailand	4.8%
Russia	4.7%
Poland	4.7%
Romania	3.7%
Countries between 0.6%–3.4%ˆ	11.1%
Assets in Excess of Other Liabilities*	23.1%
Net Assets	100.0%

* Includes short-term investments.
ˆ Includes 5 countries, which each represents 0.6%–3.4% of net assets.

Portfolio holdings are subject to change daily.

Voya Emerging Markets Local Currency Debt Fund* (the “Fund”) seeks to maximize total return through a combination of current income and capital appreciation. The Fund is managed by Naveen Kunam and Brian Timberlake, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.

Performance: For the year ended March 31 2014, the Fund’s Class P shares returned –9.90%, compared to the JP Morgan Government Bond Index — Emerging Markets Global Diversified (the “Index” or “JPM GBI-EM”) which returned –7.14% for the same period.

Portfolio Specifics: During the fiscal year, the Fund was largely overweight duration and currencies, which resulted in underperformance as market volatility increased following the U.S. Federal Reserve Board (the “Fed”) tapering announcement in May 2013. The Fund held overweight duration positions in Mexico, Colombia, Brazil, Indonesia, South Africa, Russia, Peru and Nigeria. Underweight duration positions were held in Poland, Malaysia and Thailand. The Fund was overweight currencies in China, Malaysia, Philippines, Peru, Brazil, Colombia, Russia, Nigeria, South Africa and tactically underweight the euro, as well as currencies in Israel, Korea and Poland.

Emerging markets (“EM”) started selling off sharply in the second quarter of 2013 due to volatility induced by the Fed tapering announcement. Subsequently, various emerging market countries with weak fundamentals witnessed significant outflows. Turkey, South Africa, Indonesia, Brazil and India were the most affected. The asset class had a brief respite in September and October 2013; however, volatility returned in December 2013 and January 2014 as political uncertainty increased in Turkey, Ukraine, Russia, Argentina and Venezuela. The Fund’s currency and duration exposures detracted from relative results over the fiscal year, largely due to the sharp sell-offs in mid- 2013 and January 2014.

From a currency perspective, the majority of the Fund’s underperformance occurred in May and June 2013, due to the overweight foreign exchange (“FX”) positions. Actively managed rates and FX positions helped minimize the underperformance in the subsequent quarters despite heightened market volatility.

Top Ten Holdings as of March 31, 2014* (as a percentage of net assets)

South Africa Government Bond, 10.500%, 12/21/26	6.7%
Turkey Government Bond, 9.000%, 03/08/17	5.3%
Deutsche Bank AG, (Republic of Indonesia), 8.250%, 06/17/32	5.1%
Malaysia Government Bond, 3.480%, 03/15/23	4.7%
Mexican Bonos, 10.000%, 12/05/24	4.2%
Brazil Notas do Tesouro Nacional Series F, 01/01/21	4.1%
Thailand Government Bond, 3.625%, 06/16/23	4.0%
Romania Government Bond, 6.000%, 04/30/16	3.7%
JPMorgan Chase & Co., (Republic of Indonesia), 6.250%, 04/17/17	3.6%
Poland Government Bond, 5.750%, 10/25/21	3.3%

* Excludes short-term investments.

Portfolio holdings are subject to change daily.

U.S. Treasury futures were used to hedge the overweight duration exposure held in the Fund. While overall performance suffered due to the Fund’s overall overweight duration, the Treasury hedge partially offset the losses.

Current Strategy & Outlook: Although outflows from the asset class have stabilized, we believe emerging market investors remain cautious as inflows have not resumed to emerging market local currency funds. With political risks still lingering in different parts of the globe and with reduced global liquidity conditions, e.g., Fed tapering, markets will remain volatile in our opinion. However, we believe valuations remain attractive from a yield perspective and currency volatility has subsided over the past few months.

The Fund is currently overweight duration in Mexico and Poland, while holding underweight duration positions in Thailand and Malaysia. The overweight duration positions are based on our view that valuation looks quite attractive in Mexico and Poland. In Thailand and Malaysia, we are underweight duration due to the relatively expensive valuation in our opinion. From a currency perspective, the Fund is marginally overweight EM currencies in Mexico, Peru, Malaysia, Philippines, Korea, Hungary and Poland, all due, in our opinion, to sound fundamentals.

*	The Fund was formerly known as “ING Emerging Markets Local Currency Debt Fund.” Additionally, the Sub-Adviser was formerly known as “ING Investment Management Co. LLC.”

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. Fund holdings are subject to change daily. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

PORTFOLIO MANAGERS’ REPORT	VOYA EMERGING MARKETS LOCAL CURRENCY DEBT FUND

Average Annual Total Returns for the Periods Ended March 31, 2014
	1 Year	Since Inception of Class P August 6, 2012
Class P	–9.90%	–3.13%
JPM GBI-EM	–7.14%	–1.44%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Emerging Markets Local Currency Debt Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2013 to March 31, 2014. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2014*	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2014*
Voya Emerging Markets Corporate Debt Fund
Class P	$1,000.00	$1,055.10	0.15%	$0.77	$1,000.00	$1,024.18	0.15%	$0.76
Voya Emerging Markets Hard Currency Debt Fund
Class P	1,000.00	1,060.90	0.10	0.52	1,000.00	1,024.43	0.10	0.50
Voya Emerging Markets Local Currency Debt Fund
Class P	1,000.00	994.50	0.15	0.75	1,000.00	1,024.18	0.15	0.76

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
Voya Separate Portfolios Trust

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of Voya Emerging Markets Corporate Debt Fund (formerly ING Emerging Markets Corporate Debt Fund), Voya Emerging Markets Hard Currency Debt Fund (formerly ING Emerging Markets Hard Currency Debt Fund), and Voya Emerging Markets Local Currency Debt Fund (formerly ING Emerging Markets Local Currency Debt Fund), each a series of Voya Separate Portfolios Trust (formerly ING Separate Portfolios Trust), as of March 31, 2014, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the years or periods in the two-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Voya Separate Portfolios Trust as of March 31, 2014, and the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the years or periods in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
May 23, 2014

STATEMENTS OF ASSETS AND LIABILITIES AS OF MARCH 31, 2014

	Voya Emerging Markets Corporate Debt Fund	Voya Emerging Markets Hard Currency Debt Fund	Voya Emerging Markets Local Currency Debt Fund
ASSETS:
Investments in securities at fair value*	$71,181,143	$152,388,396	$72,281,173
Short-term investments at fair value**	1,708,000	8,557,945	12,869,066
Total investments at fair value	$72,889,143	$160,946,341	$85,150,239
Short-term investments at amortized cost	—	—	5,326,772
Cash	868,470	1,595,728	1,046,577
Cash collateral for futures	175,351	312,544	196,812
Cash pledged as collateral for OTC derivatives (Note 2)	—	—	90,000
Foreign currencies at value***	—	1,244,904	32,751
Receivables:
Investment securities sold	389,000	2,078,600	12,441,268
Dividends	37	79	75
Interest	955,590	2,093,745	1,405,900
Foreign tax reclaims	—	—	392
Unrealized appreciation on forward foreign currency contracts	—	—	942,612
Upfront payments paid on OTC swap agreements	—	201,623	—
Unrealized appreciation on OTC swap agreements	—	164,460	—
Prepaid expenses	5,287	6,028	5,651
Reimbursement due from manager	—	—	3,620
Total assets	75,282,878	168,644,052	106,642,669
LIABILITIES:
Payable for investment securities purchased	1,112,742	1,267,543	11,954,774
Unrealized depreciation on forward foreign currency contracts	—	18,553	609,402
Payable for investment management fees	3,095	—	—
Payable for trustee fees	339	811	509
Other accrued expenses and liabilities	51,450	98,512	148,502
Total liabilities	1,167,626	1,385,419	12,713,187
NET ASSETS	$74,115,252	$167,258,633	$93,929,482
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$74,022,042	$176,831,431	$105,622,732
Undistributed (distributions in excess of) net investment income	321,719	743,598	(4,158,250)
Accumulated net realized loss	(724,174)	(7,144,404)	(3,244,199)
Net unrealized appreciation (depreciation)	495,665	(3,171,992)	(4,290,801)
NET ASSETS	$74,115,252	$167,258,633	$93,929,482
_____________________
* Cost of investments in securities	$70,688,635	$155,640,767	$76,932,340
** Cost of short-term investments	$1,708,000	$8,557,669	$12,868,676
*** Cost of foreign currencies	$—	$1,245,113	$32,729

Class P
Net assets	$74,115,252	$167,258,633	$93,929,482
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	7,550,603	17,630,239	10,693,797
Net asset value and redemption price per share	$9.82	$9.49	$8.78

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 2014

	Voya Emerging Markets Corporate Debt Fund	Voya Emerging Markets Hard Currency Debt Fund	Voya Emerging Markets Local Currency Debt Fund
INVESTMENT INCOME:
Dividends	$811	$1,585	$1,381
Interest, net of foreign taxes withheld*	3,402,440	9,131,406	5,695,972
Total investment income	3,403,251	9,132,991	5,697,353
EXPENSES:
Investment management fees	575,178	1,054,573	713,139
Transfer agent fees	181	414	286
Administrative service fees	67,667	162,241	101,876
Shareholder reporting expense	8,640	14,520	12,714
Registration fees	29,172	38,971	34,477
Professional fees	40,594	53,174	47,616
Custody and accounting expense	6,774	20,949	149,380
Trustee fees	2,030	4,867	3,056
Offering expense	19,021	24,226	27,353
Miscellaneous expense	5,970	8,096	8,047
Interest expense	1,355	1,642	2,987
Total expenses	756,582	1,383,673	1,100,931
Net waived and reimbursed fees	(653,146)	(1,216,813)	(944,167)
Net expenses	103,436	166,860	156,764
Net investment income	3,299,815	8,966,131	5,540,589
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(591,845)	(5,890,655)	(7,462,868)
Foreign currency related transactions	(456)	133,327	(2,002,187)
Futures	(166,169)	(713,898)	(79,969)
Swaps	—	(263,569)	(1,199,562)
Written options	—	—	1,045
Net realized loss	(758,470)	(6,734,795)	(10,743,541)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,650,346)	(1,212,954)	(4,805,420)
Foreign currency related transactions	97	(55,699)	265,927
Futures	2,199	39,509	45,640
Swaps	—	164,460	106,213
Net change in unrealized appreciation (depreciation)	(1,648,050)	(1,064,684)	(4,387,640)
Net realized and unrealized loss	(2,406,520)	(7,799,479)	(15,131,181)
Increase (decrease) in net assets resulting from operations	$893,295	$1,166,652	$(9,590,592)
____________________
* Foreign taxes withheld	$1,021	$1,970	$120,867

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Emerging Markets Corporate Debt Fund		Voya Emerging Markets Hard Currency Debt Fund
	Year Ended March 31, 2014	August 9, 2012(1) to March 31, 2013	Year Ended March 31, 2014	August 9, 2012(1) to March 31, 2013
FROM OPERATIONS:
Net investment income	$3,299,815	$2,808,871	$8,966,131	$4,727,475
Net realized gain (loss)	(758,470)	1,263,709	(6,734,795)	2,623,211
Net change in unrealized appreciation (depreciation)	(1,648,050)	2,143,715	(1,064,684)	(2,107,308)
Increase in net assets resulting from operations	893,295	6,216,295	1,166,652	5,243,378

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(3,416,176)	(2,376,674)	(9,114,961)	(3,889,608)
Net realized gains	(1,154,460)	(102,473)	(2,126,342)	(891,422)
Total distributions	(4,570,636)	(2,479,147)	(11,241,303)	(4,781,030)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	8,210,300	98,344,808	456,500	176,076,592
Reinvestment of distributions	3,446,007	14,911	8,799,595	15,180
	11,656,307	98,359,719	9,256,095	176,091,772
Cost of shares redeemed	(35,790,080)	(170,501)	(8,026,931)	(450,000)
Net increase (decrease) in net assets resulting from capital share transactions	(24,133,773)	98,189,218	1,229,164	175,641,772
Net increase (decrease) in net assets	(27,811,114)	101,926,366	(8,845,487)	176,104,120

NET ASSETS:
Beginning of year or period	101,926,366	—	176,104,120	—
End of year or period	$74,115,252	$101,926,366	$167,258,633	$176,104,120
Undistributed net investment income at end of year or period	$321,719	$479,314	$743,598	$855,254
____________________
(1) Commencement of operations.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Emerging Markets Local Currency Debt Fund
	Year Ended March 31, 2014	August 6, 2012(1) to March 31, 2013
FROM OPERATIONS:
Net investment income	$5,540,589	$4,390,723
Net realized gain (loss)	(10,743,541)	3,199,521
Net change in unrealized appreciation (depreciation)	(4,387,640)	96,839
Increase (decrease) in net assets resulting from operations	(9,590,592)	7,687,083
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(2,183,566)	(5,234,567)
Net realized gains	(2,248,614)	(130,224)
Total distributions	(4,432,180)	(5,364,791)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	—	146,322,510
Reinvestment of distributions	2,929,231	31,690
	2,929,231	146,354,200
Cost of shares redeemed	(39,099,469)	(4,554,000)
Net increase (decrease) in net assets resulting from capital share transactions	(36,170,238)	141,800,200
Net increase (decrease) in net assets	(50,193,010)	144,122,492
NET ASSETS:
Beginning of year or period	144,122,492	—
End of year or period	$93,929,482	$144,122,492
Undistributed (distributions in excess of) net investment income at end of year or period	$(4,158,250)	$1,085,796
____________________
(1) Commencement of operations.

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions (2)(3)	Expenses net of fee waivers and/or recoupments if any (2)(3)	Expense net of all reductions/additions (2)(3)	Net investment income (loss) (2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Emerging Markets Corporate Debt Fund
Class P
03-31-14	10.46	0.50	(0.46)	0.04	0.50	0.18	—	0.68	—	9.82	0.56	1.12	0.15	0.15	4.88	74,115	100
08-09-12(4)–03-31-13	10.00	0.30	0.43	0.73	0.26	0.01	—	0.27	—	10.46	7.35	1.10	0.15	0.15	4.82	101,926	85
Voya Emerging Markets Hard Currency Debt Fund
Class P
03-31-14	10.10	0.53 •	(0.49)	0.04	0.53	0.12	—	0.65	—	9.49	0.73	0.85	0.10	0.10	5.53	167,259	125
08-09-12(4)–03-31-13	10.00	0.28	0.10	0.38	0.23	0.05	—	0.28	—	10.10	3.82	0.90	0.15	0.15	4.50	176,104	170
Voya Emerging Markets Local Currency Debt Fund
Class P
03-31-14	10.16	0.51	(1.50)	(0.99)	0.17	0.22	—	0.39	—	8.78	(9.90)	1.08	0.15	0.15	5.44	93,929	477
08-06-12(4)–03-31-13	10.00	0.30	0.23	0.53	0.36	0.01	—	0.37	—	10.16	5.33	1.04	0.15	0.15	4.57	144,122	60

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.
(3)	Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.
•	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2014

NOTE 1 — ORGANIZATION

Voya Separate Portfolios Trust (formerly, ING Separate Portfolios Trust) (“Trust”) is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act” or the “Act”). The Trust was organized on March 2, 2007 and was established under a Declaration of Trust dated March 2, 2007. It consists of thirteen separately managed series. This report is for: Voya Emerging Markets Corporate Debt Fund (“Corporate Debt”) Voya Emerging Markets Hard Currency Debt Fund (“Hard Currency Debt”) and Voya Emerging Markets Local Currency Debt Fund (“Local Currency Debt”) (each a “Fund,” and collectively, the “Funds”). Each Fund is a non-diversified series of the Trust.

Each Fund offers Class P* Shares. Generally all shareholders bear the common expenses of a Fund and earn income and realized gains/losses from a fund pro rata based on the average daily net assets. Expenses that are specific to a fund are charged directly to that fund. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A.  Security Valuation. U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Investments in equity securities traded on a national securities exchange are valued at the official closing price when available or, for certain markets, the last reported sale price on each valuation day. Securities traded on an exchange for which there has been no sale and securities traded in the over-the- counter-market are valued at the mean between the last reported bid and ask prices on each valuation day. All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. Investments in open-end mutual funds are valued at the net asset value (“NAV”). Investments in securities of sufficient credit quality maturing in 60 days or less are valued at amortized cost which approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, as determined in good faith by or under the supervision of the Funds’ Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its NAV may also be valued at their fair values as defined by the 1940 Act and as determined in good faith by or under the supervision of the Funds’ Board, in accordance with methods that are specifically authorized by the Board. If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that a Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Fund determines its NAV. In such a case, a Fund will use the fair value of such securities as determined under a Fund’s valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the New York Stock Exchange (“NYSE”). Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuations suggested

*	Patent Pending

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2014 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund’s NAV.

Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Funds’ investments under these levels of classification is included following the Summary Portfolios of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the Funds’ Administrator. The Pricing Committee considers all facts they deem relevant that are reasonably available, through either public information or information available to the Investment Adviser or sub-adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When a Fund uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured a Fund can obtain the fair value assigned to a security if they were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the independent pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented when a Fund has a significant amount of Level 3 investments.

For the year ended March 31, 2014, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2014 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market values. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities in emerging markets.

D.  Risk Exposures and the use of Derivative Instruments. The Funds’ investment objectives permit them to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Funds to pursue their objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of their investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by a Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Funds to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Funds are required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivatives and the Funds. Associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2014 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds’ derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Funds generally enter into master netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by the Funds and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

The Funds may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

As of March 31, 2014, the maximum amount of loss that Hard Currency Debt and Local Currency Debt would incur if the counterparties to its derivative transactions failed to perform would be $366,083 and $942,612, respectively, which represents the gross payments to be received by the Funds on open forward foreign currency contracts and swaps were they to be unwound as of March 31, 2014.

The Funds’ master agreements with derivative counterparties have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Funds. Credit related contingent features are established between the Funds and their derivatives counterparties to reduce the risk that the Funds will not fulfill their payment obligations to their counterparties. These triggering features include, but are not limited to, a percentage decrease in the Funds’ net assets and or a percentage decrease in the Funds’ NAV, which could cause the Funds to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Funds’ Master Agreements.

As of March 31, 2014, Hard Currency Debt and Local Currency Debt had a net liability position of $18,553 and $609,402, respectively, on open forward foreign currency contracts with credit related contingent features. If a contingent feature would have been triggered as of March 31, 2014, Hard Currency Debt and Local Currency Debt could have been required to pay this amount in cash to their counterparties. At March 31, 2014, Local Currency Debt had posted $90,000 in cash collateral for open OTC derivatives with its respective counterparty.

E.  Foreign Currency Transactions and Futures Contracts. Each Fund may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

For the year ended March 31, 2014, Hard Currency Debt and Local Currency Debt entered into forward foreign currency contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to increase or decrease exposure to foreign exchange rate risk.

The Funds use forward foreign currency contracts primarily to protect its non-U.S. dollar-denominated holdings from adverse currency movements. Please refer to the tables following the respective Summary Portfolio of Investments for open forward foreign currency contracts at March 31, 2014.

During the year ended March 31, 2014, the Funds had average contract amounts on forward foreign currency contracts to buy and sell as disclosed below:

	Buy	Sell
Hard Currency Debt	$—	$1,108,031
Local Currency Debt	91,710,494	69,750,897

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2014 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended March 31, 2014, Corporate Debt, Hard Currency Debt and Local Currency Debt have purchased and sold futures contracts on various bonds and notes to gain exposure to different parts of the yield curve while maintaining overall duration. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where a Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to a Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the year ended March 31, 2014, the Funds had average notional values on futures contracts purchased and sold as disclosed below:

	Purchased	Sold
Corporate Debt	$5,743,841	$2,210,128
Hard Currency Debt	30,062,202	14,656,572
Local Currency Debt	3,867,847	4,107,685

Please refer to the tables following each respective Summary Portfolio of Investments for open futures contracts at March 31, 2014.

F.  Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. The Funds generally distribute most or all of their net earnings in the form of dividends, consisting of ordinary income and capital gains distributions. Each Fund distributes capital gains, if any, annually. Each Fund also declares and pays dividends consisting of ordinary income, if any, monthly. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

G.  Federal Income Taxes. It is the policy of the Funds to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

H.  Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I.  Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

J.  Options Contracts. The Funds may write call and put options on futures, swaptions, securities, commodity or currencies they own or in which they may invest. Writing put options tends to increase the Funds exposure to the underlying instrument. Writing call options tends to decrease the Funds exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2014 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Each Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Funds may not be able to enter into a closing transaction because of an illiquid market.

The Funds may also purchase put and call options. Purchasing call options tends to increase the Funds exposure to the underlying instrument. Purchasing put options tends to decrease the Funds’ exposure to the underlying instrument. The Funds pay a premium which is included on the Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

During the year ended March 31, 2014, Local Currency Debt had purchased and written options on foreign currencies to manage their exposure to currencies and to generate income. There were no open purchased or written options at March 31, 2014.

Please refer to Note 9 for the volume of both purchased and written option activity during the year ended March 31, 2014.

K.  Swap Agreements. The Funds may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Fund may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Fund’s Summary Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The fair value of the swap contract is recorded on each Fund’s Statement of Assets or Liabilities. During the term of the swap, changes in the fair value of the swap, if any, are recorded as unrealized gains or losses on the Statement of Operations. Upfront payments paid or received by a Fund when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Fund’s Statement of Operations upon termination or maturity of the swap. A Fund also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statement of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Fund’s Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Fund will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Fund is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Fund may execute these contracts to manage its exposure to the market or certain sectors of the market. A Fund may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages,

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2014 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

The Funds may sell credit default swaps which exposes the Funds to the risk of loss from credit risk- related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Fund’s Summary Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of March 31, 2014, if any, for which a Fund is seller of protection, are disclosed in each Fund’s Summary Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

For the year ended March 31, 2014, Hard Currency Debt has purchased credit protection through credit default swaps with an average notional amount of $3,973,000 to decrease exposure to the credit risk of individual securities to hedge against anticipated potential credit events. Please refer to the table following the Summary Portfolio of Investments for open credit default swaps held by Hard Currency Debt at March 31, 2014.

Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Fund may make payments that are greater than what a Fund received from the counterparty. Other risks include credit, liquidity and market risk.

For the year ended March 31, 2014, Local Currency Debt entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate (“Long interest rate swap”) in order to increase exposure to interest rate risk. Average notional amounts on long interest rate swaps was $23,478,824.

For the year ended March 31, 2014, Local Currency Debt entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps was $24,571,818.

Local Currency Debt entered into interest rate swaps to adjust interest rate and yield curve exposures and to substitute for physical fixed-income securities. There were no open interest rate swaps at March 31, 2014.

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2014 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

L.  Credit-Linked Notes. Local Currency Debt entered into credit-linked notes which are intended to replicate the economic effects that would apply had the Fund directly purchased the underlying reference asset. The risks of credit-linked notes include the potential default of the underlying reference asset, the movement in the value of the currency of the underlying reference asset relative to the credit-linked note, the potential inability of the Fund to dispose of the credit-linked note in the normal course of business, and the possible inability of the counterparties to fulfill their obligations under the contracts. Please refer to the Summary Portfolio of Investments for open credit-linked notes at March 31, 2014.

M.  Offering Costs. Costs incurred with the offering of shares of a Fund are deferred and amortized over a twelve month period on a straight-line basis starting at the commencement of operations.

N.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended March 31, 2014, the cost of purchases and proceeds from the sales of securities excluding short-term and U.S. government securities, were as follows:

	Purchases	Sales
Corporate Debt	$65,260,247	$91,382,827
Hard Currency Debt	189,655,384	197,981,941
Local Currency Debt	424,606,752	455,258,506

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Voya Investments, LLC (formerly, ING Investments, LLC) (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the investment adviser to the Funds. The Investment Adviser serves pursuant to an investment management agreement (“Management Agreement”) between the Investment Adviser and the Trust, on behalf of the Funds.

The Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

For Corporate Debt — 0.85%; for Hard Currency Debt — 0.65%; and for Local Currency Debt — 0.70%. During the period, the Adviser was contractually obligated to waive its management fee. This waiver is not eligible for recoupment. Termination or modification of this contractual waiver requires approval by the Board.

Voya Investment Management Co. LLC (formerly, ING Investment Management Co. LLC)(“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to the Funds. The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Funds’ assets in accordance with the Funds’ investment objectives, policies, and limitations.

Voya Funds Services, LLC (formerly, ING Funds Services, LLC) (“VFS”), acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, VFS is entitled to receive from each Fund a fee at an annual rate of 0.10% of its average daily net assets. During the period, VFS was contractually obligated to waive its fee. This waiver is not eligible for recoupment. Termination or modification of this contractual waiver requires approval by the Board.

Voya Investments Distributor, LLC (formerly, ING Investments Distributor, LLC) (the “Distributor” or “VID”) is the principal underwriter of the Funds.

NOTE 5 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At March 31, 2014, the following affiliated investment companies owned more than 5% of the following Funds:

Affiliated Investment Company	Fund	Percentage
Voya Global Bond Portfolio	Corporate Debt	17.95%
	Hard Currency Debt	25.50
	Local Currency Debt	36.28
Voya Intermediate Bond Portfolio	Corporate Debt	81.63
	Hard Currency Debt	74.17
	Local Currency Debt	36.28

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Funds have a common owner that owns over 25% of the outstanding securities of the Funds, they are deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Funds.

The Funds have adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by Voya Investments until distribution in accordance with the Plan.

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2014 (CONTINUED)

NOTE 6 — OTHER ACCRUED EXPENSES AND LIABILITIES

At March 31, 2014, the Funds did not have any payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities.

NOTE 7 — EXPENSE LIMITATIONS

Pursuant to a written expense limitation agreement (“Expense Limitation Agreement”), between the Investment Adviser and the Trust, on behalf of the Funds, the Investment Adviser has agreed to limit expenses of each Fund, excluding interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses to 0.15%.

The Investment Adviser may at a later date recoup from a Fund for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

As of March 31, 2014 the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	March 31,
	2015	2016	2017	Total
Corporate Debt	$—	$—	$10,301	$10,301
Local Currency Debt	—	86,320	129,152	215,472

The Expense Limitation Agreement is contractual through August 1, 2014 and shall renew automatically for one-year terms unless: (i) The Investment Adviser provides 90 days written notice of its termination and such termination is approved by the Board; or (ii) the Management Agreement has been terminated.

NOTE 8 — LINE OF CREDIT

Corporate Debt, Hard Currency Debt and Local Currency Debt, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of $200,000,000. Prior to May 24, 2013, the funds were not a party to the Credit Agreement. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. The following Funds utilized the line of credit during the year ended March 31, 2014:

Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Hard Currency Debt	12	$1,002,500	1.09%
Local Currency Debt	26	1,552,154	1.08

NOTE 9 — PURCHASED AND WRITTEN OPTIONS

Transactions in purchased OTC put options on currencies for Local Currency Debt during the year ended March 31, 2014 were as follows:

	Number of Contracts	Cost
Balance at 03/31/13	—	$—
Options Purchased	1,900,000	17,879
Options Terminated in Closing Sell Transactions	(1,900,000)	(17,879)
Balance at 03/31/14	—	$—

Transactions in written OTC put options on currencies for Local Currency Debt during the year ended March 31, 2014 were as follows:

	Number of Contracts	Premiums Received
Balance at 03/31/13	—	$—
Options Written	1,900,000	4,845
Options Terminated in Closing Purchase Transactions	(1,900,000)	(4,845)
Balance at 03/31/14	—	$—

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2014 (CONTINUED)

NOTE 10 — CAPITAL SHARES

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Corporate Debt
Class P
3/31/2014	847,080	—	356,503	(3,397,079)	(2,193,496)	8,210,300	—	3,446,007	(35,790,080)	(24,133,773)
8/9/2012(1)-3/31/2013	9,759,061	—	1,432	(16,394)	9,744,099	98,344,808	—	14,911	(170,501)	98,189,218
Hard Currency Debt
Class P
3/31/2014	48,277	—	949,639	(799,643)	198,273	456,500	—	8,799,595	(8,026,931)	1,229,164
8/9/2012(1)-3/31/2013	17,474,388	—	1,472	(43,893)	17,431,967	176,076,592	—	15,180	(450,000)	175,641,772
Local Currency Debt
Class P
3/31/2014	—	—	332,559	(3,827,439)	(3,494,880)	—	—	2,929,231	(39,099,469)	(36,170,238)
8/6/2012(1)-3/31/2013	14,631,349	—	3,083	(445,755)	14,188,677	146,322,510	—	31,690	(4,554,000)	141,800,200

(1)	Commencement of operations.

NOTE 11 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. Each Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by each Fund and its corresponding risks, see each Fund’s most recent Prospectus and/or the Statement of Additional Information.

Credit Risk (All Funds). A Fund could lose money if a bond issuer (debtor) fails to repay interest and principal in a timely manner or if it goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. High-yield/high-risk bonds are especially subject to credit risk and are considered to be mostly speculative in nature.

Foreign Investments (All Funds). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies.

Emerging Markets Investments (All Funds). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; overdependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less well-developed legal systems; and less reliable custodial services and settlement practices.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

NOTE 12 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2014 (CONTINUED)

NOTE 12 — FEDERAL INCOME TAXES (continued)

permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, wash sale deferrals and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of March 31, 2014:

	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
Corporate Debt	$(41,234)	$41,234
Hard Currency Debt	37,174	(37,174)
Local Currency Debt	(8,601,069)	8,601,069

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended March 31, 2014		Year Ended March 31, 2013
	Ordinary Income	Long-term Capital Gains	Ordinary Income
Corporate Debt	$4,570,636	$—	$2,479,147
Hard Currency Debt	11,168,848	72,455	4,781,030
Local Currency Debt	4,427,611	4,569	5,364,791

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of March 31, 2014 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

					Capital Loss Carryforwards
	Undistributed Ordinary Income	Last Year Ordinary Losses Deferred	Post-October Capital Losses Deferred	Unrealized Appreciation/ (Depreciation)	Amount	Character	Expiration
Corporate Debt	$322,015	$—	$(386,829)	$484,178	$(325,858)	LT	None
Hard Currency Debt	890,158	—	(1,125,604)	(3,710,997)	(5,182,205)	ST	None
					(443,496)	LT	None
					$(5,625,701)
Local Currency Debt	34,252	(3,949,745)	(2,872,901)	(4,904,408)	—	—	—

The Funds’ major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2012, the year of commencement of operations.

As of March 31, 2014, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 13 — RESTRUCTURING PLAN

In October 2009, ING Groep N.V. (“ING Groep”) submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of Voya Financial, Inc. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

In May 2013, Voya Financial, Inc. conducted an initial public offering of Voya Financial, Inc. common stock (the

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2014 (CONTINUED)

NOTE 13 — RESTRUCTURING PLAN (continued)

“IPO”). In October 2013, ING Groep divested additional shares in a secondary offering of common stock of Voya Financial, Inc. In March 2014, ING Groep divested additional shares, reducing its ownership interest in Voya Financial, Inc. below 50%. Voya Financial, Inc. did not receive any proceeds from these offerings.

ING Groep has stated that it intends to sell its remaining interest in Voya Financial, Inc. over time. While the base case for the remainder of the Separation Plan is the divestment of ING Groep’s remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep’s divestment of its remaining interest in Voya Financial, Inc. may take place by means of a sale to a single buyer or group of buyers.

It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Investment Adviser and sub-adviser provide services to the Funds. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Funds in connection with the IPO. Shareholders of the Funds approved the new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not materially different from the current agreements. This means that shareholders may not have another opportunity to vote on a new agreement with the Investment Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of Voya Financial, Inc. and its subsidiaries, including the Investment Adviser and affiliated entities that provide services to the Funds, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Investment Adviser’s loss of access to the resources of ING Groep, which could adversely affect its business. Since a portion of the shares of Voya Financial, Inc., as a standalone entity, are publicly held, it is subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

The Separation Plan may be implemented in phases. During the time that ING Groep retains a significant interest in Voya Financial, Inc., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect Voya Financial, Inc. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between Voya Financial, Inc. and ING Groep, and could adversely affect Voya Financial, Inc. and the Investment Adviser and its affiliates. Currently, the Investment Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Funds and their operations.

NOTE 14 — SUBSEQUENT EVENTS

Dividends. Subsequent to March 31, 2014, the Funds paid net investment income dividends of:

	Class	Per Share Amount	Payable Date	Record Date
Corporate Debt	P	$0.0426	April 2, 2014	March 31, 2014
	P	$0.0418	May 2, 2014	April 30, 2014
Hard Currency Debt	P	$0.0444	April 2, 2014	March 31, 2014
	P	$0.0487	May 2, 2014	April 30, 2014
Local Currency Debt	P	$—	April 2, 2014	March 31, 2014
	P	$0.0438	May 2, 2014	April 30, 2014

The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

VOYA EMERGING MARKETS CORPORATE DEBT FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 91.9%
		Brazil: 7.7%
250,000	#	Banco Bradesco SA/Cayman Islands, 5.750%, 03/01/22	$257,187	0.3
300,000	#	Banco BTG Pactual SA/Cayman Islands, 5.750%, 09/28/22	281,625	0.4
200,000	#	Fibria Overseas Finance Ltd., 6.750%, 03/03/21	222,000	0.3
350,000		Itau Unibanco Holding SA/Cayman Island, 5.125%, 05/13/23	336,875	0.4
300,000	#	Itau Unibanco Holding SA/Cayman Island, 5.125%, 05/13/23	288,750	0.4
350,000		JBS USA LLC / JBS USA Finance, Inc., 7.250%, 06/01/21	374,500	0.5
500,000	#	JBS USA LLC / JBS USA Finance, Inc., 7.250%, 06/01/21	533,750	0.7
600,000		Marfrig Holding Europe BV, 11.250%, 09/20/21	649,500	0.9
500,000	#	Marfrig Overseas Ltd., 9.500%, 05/04/20	506,875	0.7
200,000	#	Samarco Mineracao SA, 5.750%, 10/24/23	201,750	0.3
650,000		Suzano Trading Ltd., 5.875%, 01/23/21	667,063	0.9
725,000		Vale Overseas Ltd, 4.375%, 01/11/22	723,511	1.0
610,000		Other Securities	678,600	0.9
			5,721,986	7.7

		Canada: 0.7%
500,000	#	Pacific Rubiales Energy Corp., 7.250%, 12/12/21	551,250	0.7

		Chile: 3.7%
1,000,000		Celulosa Arauco y Constitucion SA, 4.750%, 01/11/22	1,009,930	1.4
450,000		Telefonica Chile SA, 3.875%, 10/12/22	428,764	0.6
500,000	#	Telefonica Chile SA, 3.875%, 10/12/22	476,404	0.6
800,000		Other Securities	855,402	1.1
			2,770,500	3.7

		China: 6.5%
250,000	#	China Resources Gas Group Ltd, 4.500%, 04/05/22	249,401	0.3
500,000	#	CNOOC Curtis Funding No 1 Pty Ltd, 4.500%, 10/03/23	509,782	0.7
700,000		CNOOC Finance 2013 Ltd., 3.000%, 05/09/23	634,636	0.8

CORPORATE BONDS/NOTES: (continued)
		China: (continued)
250,000	#	CNPC General Capital Ltd., 3.400%, 04/16/23	$233,340	0.3
700,000		Country Garden Holdings Co. Ltd., 7.500%–11.125%, 02/23/18–01/10/23	715,000	1.0
2,500,000		Other Securities	2,494,230	3.4
			4,836,389	6.5

		Colombia: 4.4%
750,000		Bancolombia SA, 5.950%, 06/03/21	804,375	1.1
750,000	#	Colombia Telecomunicaciones SA ESP, 5.375%, 09/27/22	736,875	1.0
963,000	#	Empresa de Energia de Bogota SA, 6.125%, 11/10/21	1,035,225	1.4
600,000		Pacific Rubiales Energy Corp., 7.250%, 12/12/21	661,500	0.9
			3,237,975	4.4

		Czech Republic: 0.6%
400,000		Other Securities	410,222	0.6

		Guatemala: 0.6%
500,000	#	Industrial Senior Trust, 5.500%, 11/01/22	479,375	0.6

		Hong Kong: 8.4%
250,000		Hutchison Whampoa International 11 Ltd., 4.625%, 01/13/22	265,141	0.4
900,000		Hutchison Whampoa International 12 Ltd., 6.000%, 04/29/49	972,000	1.3
650,000	#	Hutchison Whampoa International 12 Ltd., 6.000%, 05/29/49	702,000	0.9
350,000		Noble Group Ltd., 6.625%, 08/05/20	371,000	0.5
1,050,000		Noble Group Ltd., 6.750%, 01/29/20	1,144,500	1.6
500,000		Rosy Unicorn Ltd., 6.500%, 02/09/17	541,146	0.7
650,000		Swire Pacific MTN Financing Ltd., 4.500%, 02/28/22–10/09/23	668,358	0.9
1,530,000		Other Securities	1,542,312	2.1
			6,206,457	8.4

		Hungary: 0.9%
600,000		MOL Group Finance SA, 6.250%, 09/26/19	633,750	0.9

See Accompanying Notes to Financial Statements

VOYA EMERGING MARKETS CORPORATE DEBT FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		India: 5.4%
900,000		Axis Bank Ltd./Dubai, 5.125%, 09/05/17	$955,840	1.3
550,000	#	ICICI Bank Ltd./Dubai, 4.700%, 02/21/18	572,594	0.8
800,000		Reliance Holdings USA, Inc., 5.400%, 02/14/22	839,225	1.1
408,000	#	Reliance Industries Ltd., 5.875%, 12/31/49	374,340	0.5
250,000	#	Vedanta Resources PLC, 6.000%, 01/31/19	251,250	0.3
550,000		Vedanta Resources PLC, 7.125%–8.250%, 06/07/21–05/31/23	562,875	0.8
400,000		Other Securities	416,743	0.6
			3,972,867	5.4

		Indonesia: 3.2%
775,000		Adaro Indonesia PT, 7.625%, 10/22/19	826,344	1.1
500,000	#	Gajah Tunggal Tbk PT, 7.750%, 02/06/18	511,875	0.7
550,000		Indosat Palapa Co. BV, 7.375%, 07/29/20	598,812	0.8
400,000		Other Securities	424,000	0.6
			2,361,031	3.2

		Ireland: 0.4%
350,000		Other Securities	325,500	0.4

		Israel: 1.6%
725,000		Israel Electric Corp. Ltd., 7.250%, 01/15/19	812,906	1.1
350,000	#	Israel Electric Corp. Ltd., 6.875%, 06/21/23	385,175	0.5
			1,198,081	1.6

		Jamaica: 2.3%
500,000		Digicel Group Ltd., 8.250%, 09/30/20	536,250	0.7
400,000	#	Digicel Group Ltd., 8.250%, 09/30/20	429,000	0.6
350,000	#	Digicel Ltd., 6.000%, 04/15/21	358,750	0.5
350,000		Other Securities	358,750	0.5
			1,682,750	2.3

		Kuwait: 0.8%
500,000		Burgan Finance No. 1 Jersey Ltd, 7.875%, 09/29/20	584,550	0.8

		Macau: 1.4%
1,050,000		MCE Finance Ltd., 5.000%, 02/15/21	1,055,250	1.4

CORPORATE BONDS/NOTES: (continued)
		Mexico: 10.3%
500,000		America Movil SAB de CV, 6.125%, 03/30/40	$569,275	0.8
750,000		Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, 4.125%, 11/09/22	737,813	1.0
400,000	#	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, 5.950%, 01/30/24	414,000	0.6
1,075,000	#	BBVA Bancomer SA/Texas, 6.750%, 09/30/22	1,179,812	1.6
250,000		Cemex SAB de CV, 5.875%, 03/25/19	259,688	0.3
1,000,000		Cemex SAB de CV, 9.000%, 01/11/18	1,092,500	1.5
600,000		Grupo Bimbo SAB de CV, 4.500%, 01/25/22	618,480	0.8
300,000	#	Mexichem SAB de CV, 4.875%, 09/19/22	300,750	0.4
300,000		Tenedora Nemak SA de CV, 5.500%, 02/28/23	305,625	0.4
500,000	#	Tenedora Nemak SA de CV, 5.500%, 02/28/23	509,375	0.7
1,500,000		Other Securities	1,615,427	2.2
			7,602,745	10.3

		Netherlands: 1.4%
1,000,000		Petrobras Global Finance BV, 6.250%, 03/17/24	1,032,899	1.4

		Paraguay: 1.3%
500,000	#	Banco Regional SAECA, 8.125%, 01/24/19	537,500	0.7
400,000	#	Telefonica Celular del Paraguay SA, 6.750%, 12/13/22	422,500	0.6
			960,000	1.3

		Peru: 4.4%
250,000		Banco de Credito del Peru/Panama, 5.375%, 09/16/20	265,938	0.4
600,000	#	Banco de Credito del Peru/Panama, 6.125%, 04/24/27	625,500	0.8
300,000	#	Banco Internacional del Peru SAA, 5.750%, 10/07/20	314,625	0.4
350,000	#	Banco Internacional del Peru SAA, 6.625%, 03/19/29	353,937	0.5

See Accompanying Notes to Financial Statements

VOYA EMERGING MARKETS CORPORATE DEBT FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Peru: (continued)
800,000	#	Cementos Pacasmayo SAA, 4.500%, 02/08/23	$755,000	1.0
350,000		Southern Copper Corp., 5.250%, 11/08/42	301,404	0.4
625,000		Southern Copper Corp., 6.750%, 04/16/40	642,339	0.9
			3,258,743	4.4

		Poland: 1.5%
500,000		Eileme 2 AB, 11.625%, 01/31/20	598,125	0.8
500,000	#	PKO Finance AB, 4.630%, 09/26/22	505,625	0.7
			1,103,750	1.5

		Russia: 8.1%
1,025,000	#	EuroChem Mineral & Chemical Co. OJSC via EuroChem GI Ltd., 5.125%, 12/12/17	1,001,937	1.4
100,000	#	Gaz Capital for Gazprom, 9.250%, 04/23/19	118,500	0.2
500,000		Gazprom OAO Via Gaz Capital SA, 6.510%, 03/07/22	517,500	0.7
660,000		Metalloinvest Finance Ltd., 5.625%, 04/17/20	623,700	0.8
1,000,000	#	MMC Finance Ltd., 5.550%, 10/28/20	987,500	1.3
600,000	#	Rosneft Oil Co. via Rosneft International Finance Ltd., 4.199%, 03/06/22	534,000	0.7
650,000	#	Sberbank of Russia Via SB Capital SA, 5.500%, 02/26/24	610,188	0.8
400,000	#	Severstal OAO Via Steel Capital SA, 5.900%, 10/17/22	379,992	0.5
400,000	#	Sibur Securities Ltd., 3.914%, 01/31/18	369,000	0.5
800,000		Other Securities	859,500	1.2
			6,001,817	8.1

		Singapore: 1.3%
950,000		Stats Chippac Ltd., 4.500%, 03/20/18	957,125	1.3

		South Africa: 2.5%
700,000	#	Myriad International Holdings BV, 6.000%, 07/18/20	763,000	1.0
1,100,000		Other Securities	1,079,825	1.5
			1,842,825	2.5

CORPORATE BONDS/NOTES: (continued)
		South Korea: 2.3%
650,000		POSCO, 5.250%, 04/14/21	$720,502	0.9
400,000		Shinhan Bank, 4.375%, 07/27/17	433,658	0.6
565,000		Shinhan Bank, 5.663%, 03/02/35	586,187	0.8
			1,740,347	2.3

		Sweden: 0.7%
500,000		Other Securities	531,250	0.7

		Thailand: 0.7%
450,000		Other Securities	489,560	0.7

		Turkey: 4.3%
750,000		Akbank TAS, 5.000%, 10/24/22	714,262	1.0
650,000	#	Akbank TAS, 3.875%, 10/24/17	646,750	0.9
300,000	#	Anadolu Efes Biracilik Ve Malt Sanayii AS, 3.375%, 11/01/22	250,350	0.3
625,000	#	Coca-Cola Icecek AS, 4.750%, 10/01/18	646,594	0.9
500,000		Turkiye Garanti Bankasi AS, 5.250%, 09/13/22	480,000	0.6
200,000	#	Turkiye Halk Bankasi AS, 4.875%, 07/19/17	202,672	0.3
250,000	#	Turkiye Garanti Bankasi AS, 5.250%, 09/13/22	240,000	0.3
			3,180,628	4.3

		United Arab Emirates: 4.5%
200,000		Abu Dhabi National Energy Co., 5.875%, 12/13/21	230,250	0.3
765,000	#	Abu Dhabi National Energy Co., 5.875%, 12/13/21	880,706	1.2
798,000	#	Dolphin Energy Ltd., 5.500%, 12/15/21	902,738	1.2
950,000		DP World Ltd., 6.850%, 07/02/37	1,032,175	1.4
287,000	#	IPIC GMTN Ltd., 5.500%, 03/01/22	325,386	0.4
			3,371,255	4.5

		Total Corporate Bonds/Notes (Cost $67,555,295)	68,100,877	91.9

FOREIGN GOVERNMENT BONDS: 4.1%
		Brazil: 0.7%
200,000	#	Centrais Eletricas Brasileiras S.A., 6.875%, 07/30/19	217,000	0.3
275,000		Other Securities	272,250	0.4
			489,250	0.7

See Accompanying Notes to Financial Statements

VOYA EMERGING MARKETS CORPORATE DEBT FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

FOREIGN GOVERNMENT BONDS: (continued)
		Colombia: 1.1%
681,000		Ecopetrol SA, 7.625%, 07/23/19	$819,754	1.1

		Hong Kong: 0.4%
300,000		Other Securities	323,094	0.4

		India: 0.5%
400,000	#	State Bank of India/London, 4.125%, 08/01/17	414,802	0.5

		Qatar: 1.4%
517,000		Qtel International Finance Ltd., 4.750%, 02/16/21	555,826	0.8
400,000		Other Securities	477,540	0.6
			1,033,366	1.4

		Total Foreign Government Bonds (Cost $3,133,340)	3,080,266	4.1

		Total Long-Term Investments (Cost $70,688,635)	71,181,143	96.0

Shares			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 2.3%
		Mutual Funds: 2.3%
1,708,000		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%†† (Cost $1,708,000)	1,708,000	2.3

		Total Short-Term Investments (Cost $1,708,000)	1,708,000	2.3

		Total Investments in Securities (Cost $72,396,635)	$72,889,143	98.3
		Assets in Excess of Other Liabilities	1,226,109	1.7
		Net Assets	$74,115,252	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of March 31, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of March 31, 2014.

#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

Cost for federal income tax purposes is $72,404,965.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$1,274,735
Gross Unrealized Depreciation	(790,557)
Net Unrealized Appreciation	$484,178

Sector Diversification	Percentage of Net Assets
Financial	24.8%
Energy	13.9
Basic Materials	13.9
Communications	10.6
Diversified	7.4
Consumer, Non-cyclical	7.4
Utilities	7.0
Foreign Government Bonds	4.1
Consumer, Cyclical	2.8
Industrial	2.8
Technology	1.3
Short-Term Investments	2.3
Assets in Excess of Other Liabilities	1.7
Net Assets	100.0%

See Accompanying Notes to Financial Statements

VOYA EMERGING MARKETS CORPORATE DEBT FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2014
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$68,100,877	$—	$68,100,877
Foreign Government Bonds	—	3,080,266	—	3,080,266
Short-Term Investments	1,708,000	—	—	1,708,000
Total Investments, at fair value	$1,708,000	$71,181,143	$—	$72,889,143
Other Financial Instruments+
Futures	10,438	—	—	10,438
Total Assets	$1,718,438	$71,181,143	$—	$72,899,581
Liabilities Table
Other Financial Instruments+
Futures	$(7,281)	$—	$—	$(7,281)
Total Liabilities	$(7,281)	$—	$—	$(7,281)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

Voya Emerging Markets Corporate Debt Fund Open Futures Contracts on March 31, 2014:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 10-Year Note	10	06/30/14	$1,235,000	$756
U.S. Treasury 2-Year Note	5	06/30/14	1,097,813	(1,464)
U.S. Treasury Long Bond	11	06/19/14	1,465,406	2,379
			$3,798,219	$1,671
Short Contracts
U.S. Treasury 5-Year Note	(13)	06/30/14	(1,546,391)	7,303
U.S. Treasury Ultra Long Bond	(2)	06/19/14	(288,937)	(5,817)
			$(1,835,328)	$1,486

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of March 31, 2014 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Net Assets — Unrealized appreciation*	$10,438
Total Asset Derivatives		$10,438
Liability Derivatives
Interest rate contracts	Net Assets — Unrealized depreciation*	$7,281
Total Liability Derivatives		$7,281

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

VOYA EMERGING MARKETS CORPORATE DEBT FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014 (CONTINUED)

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended March 31, 2014 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$(166,169)
Total	$(166,169)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$2,199
Total	$2,199

See Accompanying Notes to Financial Statements

VOYA EMERGING MARKETS HARD CURRENCY DEBT FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 9.4%
		Brazil: 0.6%
1,000,000	#	Caixa Economica Federal, 4.500%, 10/03/18	$1,020,000	0.6

		Colombia: 1.6%
2,500,000		Ecopetrol SA, 5.875%, 09/18/23	2,737,500	1.6

		Indonesia: 1.0%
2,000,000		Pertamina Persero PT, 5.625%, 05/20/43	1,702,500	1.0

		Ireland: 0.9%
1,500,000		Other Securities	1,452,500	0.9

		Kazakhstan: 2.5%
1,750,000	#	Development Bank of Kazakhstan JSC, 4.125%, 12/10/22	1,588,125	0.9
1,000,000	#	KazAgro National Management Holding JSC, 4.625%, 05/24/23	930,000	0.6
1,800,000		KazMunayGas National Co. JSC, 4.400%, 04/30/23	1,701,000	1.0
			4,219,125	2.5

		Mexico: 0.7%
1,000,000	#	Offshore Drilling Holding SA, 8.375%, 09/20/20	1,096,250	0.7

		Panama: 1.0%
1,750,000	#	AES El Salvador Trust II, 6.750%, 03/28/23	1,636,250	1.0

		Peru: 0.6%
1,000,000		Other Securities	925,000	0.6

		Russia: 0.3%
500,000	#	MTS International Funding Ltd., 8.625%, 06/22/20	572,500	0.3

		Turkey: 0.2%
375,000	#	Coca-Cola Icecek AS, 4.750%, 10/01/18	387,956	0.2

		Total Corporate Bonds/Notes (Cost $15,858,790)	15,749,581	9.4

FOREIGN GOVERNMENT BONDS: 81.7%
		Angola: 1.3%
2,050,000		Republic of Angola Via Northern Lights III BV, 7.000%, 08/16/19	$2,249,875	1.3

		Argentina: 2.1%
2,388,341	+	Argentina Government International Bond, 2.500%, 12/31/38	1,015,045	0.6
1,402,038		Argentina Government International Bond, 8.280%, 12/31/33	1,116,723	0.7
1,400,000		City of Buenos Aires Argentina, 9.950%, 03/01/17	1,407,000	0.8
			3,538,768	2.1

		Armenia: 0.9%
1,500,000	#	Republic of Armenia, 6.000%, 09/30/20	1,560,000	0.9

		Aruba: 0.7%
1,250,000	#	Aruba Government Bond, 4.625%, 09/14/23	1,193,750	0.7

		Belarus: 2.3%
3,800,000		Republic of Belarus, 8.750%, 08/03/15	3,866,500	2.3

		Belize: 1.1%
2,516,100	#	Belize Government International Bond, 5.000%, 02/20/38	1,776,996	1.1

		Bolivia: 0.6%
1,000,000	#	Bolivian Government International Bond, 5.950%, 08/22/23	1,052,500	0.6

		Brazil: 3.4%
800,000	#	Banco Nacional de Desenvolvimento Economico e Social, 5.750%, 09/26/23	838,000	0.5
4,340,000		Brazilian Government International Bond, 2.625%, 01/05/23	3,851,750	2.3
1,000,000		Federal Republic of Brazil, 5.625%, 01/07/41	1,018,000	0.6
			5,707,750	3.4

		Bulgaria: 0.5%
766,000		Other Securities	813,492	0.5

		Chile: 0.9%
1,700,000	#	Corp Nacional del Cobre de Chile, 4.250%, 07/17/42	1,453,553	0.9

See Accompanying Notes to Financial Statements

VOYA EMERGING MARKETS HARD CURRENCY DEBT FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

FOREIGN GOVERNMENT BONDS: (continued)
		Colombia: 2.4%
1,500,000		Colombia Government International Bond, 8.125%, 05/21/24	$1,957,500	1.2
900,000		Colombia Government International Bond, 2.625%–6.125%, 03/15/23–01/18/41	924,750	0.5
1,000,000		Ecopetrol SA, 7.625%, 07/23/19	1,203,750	0.7
			4,086,000	2.4

		Costa Rica: 0.9%
1,700,000	#	Costa Rica Government International Bond, 4.250%–5.625%, 01/26/23–04/30/43	1,546,500	0.9

		Croatia: 3.1%
1,000,000		Croatia Government International Bond, 5.500%, 04/04/23	1,015,500	0.6
1,000,000	#	Croatia Government International Bond, 5.500%, 04/04/23	1,015,500	0.6
3,000,000	#	Hrvatska Elektroprivreda, 6.000%, 11/09/17	3,135,000	1.9
			5,166,000	3.1

		Dominican Republic: 1.2%
1,050,000		Dominican Republic International Bond, 5.875%, 04/18/24	1,047,375	0.6
1,000,000	#	Dominican Republic International Bond, 6.600%, 01/28/24	1,027,500	0.6
			2,074,875	1.2

		Ecuador: 1.0%
1,500,000		Ecuador Government International Bond, 9.375%, 12/15/15	1,594,500	1.0

		Egypt: 0.7%
1,130,000		Egypt Government International Bond, 5.750%, 04/29/20	1,166,725	0.7

		El Salvador: 0.1%
250,000	#	El Salvador Government International Bond, 5.875%, 01/30/25	236,250	0.1

		Gabon: 0.5%
737,000	#	Gabonese Republic, 6.375%, 12/12/24	783,062	0.5

FOREIGN GOVERNMENT BONDS: (continued)
		Guatemala: 1.2%
1,600,000		Guatemala Government Bond, 8.125%, 10/06/34	$2,025,600	1.2

		Hungary: 2.0%
400,000		Hungary Government International Bond, 5.375%, 02/21/23	407,560	0.3
2,500,000		Hungary Government International Bond, 7.625%, 03/29/41	2,893,750	1.7
			3,301,310	2.0

		Indonesia: 1.9%
2,450,000		Indonesia Government International Bond, 8.500%, 10/12/35	3,142,125	1.9

		Ivory Coast: 1.4%
2,450,000	+	Ivory Coast Government International Bond, 5.750%, 12/31/32	2,315,250	1.4

		Kazakhstan: 0.7%
1,160,000	#	Kazakhstan Temir Zholy Finance BV, 6.950%, 07/10/42	1,186,100	0.7

		Latvia: 0.6%
1,000,000	#	Republic of Latvia, 2.750%, 01/12/20	965,250	0.6

		Lebanon: 1.5%
2,470,000		Lebanon Government International Bond, 6.100%, 10/04/22	2,446,041	1.5

		Lithuania: 1.9%
2,100,000		Lithuania Government International Bond, 6.625%, 02/01/22	2,487,450	1.5
600,000	#	Lithuania Government International Bond, 6.625%, 02/01/22	710,700	0.4
			3,198,150	1.9

		Mexico: 4.4%
824,000	#	Comision Federal de Electricidad, 5.750%, 02/14/42	807,520	0.5
5,200,000		Petroleos Mexicanos, 5.500%, 06/27/44	5,044,000	3.0
471,000	#	Petroleos Mexicanos, 4.875%, 01/18/24	487,485	0.3
1,000,000		Other Securities	1,011,250	0.6
			7,350,255	4.4

See Accompanying Notes to Financial Statements

VOYA EMERGING MARKETS HARD CURRENCY DEBT FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

FOREIGN GOVERNMENT BONDS: (continued)
		Morocco: 1.7%
1,000,000		Morocco Government International Bond, 4.250%, 12/11/22	$975,000	0.6
1,000,000	#	Morocco Government International Bond, 4.250%, 12/11/22	975,000	0.6
1,000,000	#	Morocco Government International Bond, 5.500%, 12/11/42	932,500	0.5
			2,882,500	1.7

		Namibia: 0.9%
1,450,000		Namibia International Bonds, 5.500%, 11/03/21	1,526,125	0.9

		Nigeria: 0.6%
1,000,000	#	Nigeria Government International Bond, 6.375%, 07/12/23	1,036,250	0.6

		Pakistan: 0.5%
794,000		Other Securities	769,383	0.5

		Panama: 2.2%
600,000		Panama Government International Bond, 4.300%, 04/29/53	494,250	0.3
1,200,000		Panama Government International Bond, 5.200%, 01/30/20	1,334,400	0.8
1,506,000		Panama Government International Bond, 6.700%, 01/26/36	1,777,080	1.1
			3,605,730	2.2

		Paraguay: 0.8%
1,100,000		Republic of Paraguay, 4.625%, 01/25/23	1,100,000	0.6
300,000	#	Republic of Paraguay, 4.625%, 01/25/23	300,000	0.2
			1,400,000	0.8

		Peru: 2.5%
3,500,000	#	El Fondo MIVIVIENDA S.A., 3.500%, 01/31/23	3,237,500	1.9
861,000		Other Securities	919,117	0.6
			4,156,617	2.5

		Philippines: 4.0%
1,000,000		Philippine Government International Bond, 6.375%, 01/15/32	1,223,750	0.7
3,000,000		Philippine Government International Bond, 7.750%, 01/14/31	4,113,750	2.5
400,000		Philippine Government International Bond, 8.375%, 06/17/19	509,500	0.3
670,000		Other Securities	834,150	0.5
			6,681,150	4.0

FOREIGN GOVERNMENT BONDS: (continued)
		Poland: 2.2%
3,850,000		Poland Government International Bond, 3.000%, 03/17/23	$3,609,375	2.2

		Romania: 1.6%
1,310,000		Romanian Government International Bond, 6.750%, 02/07/22	1,531,062	0.9
1,100,000	#	Romanian Government International Bond, 4.375%, 08/22/23	1,084,875	0.7
			2,615,937	1.6

		Russia: 6.6%
RUB 30,000,000	#	AHML Finance Ltd., 7.750%, 02/13/18	785,770	0.4
4,877,200		Russian Foreign Bond — Eurobond, 7.500%, 03/31/30	5,557,570	3.3
4,800,000	#	Russian Foreign Bond — Eurobond, 4.875%, 09/16/23	4,770,000	2.9
			11,113,340	6.6

		South Africa: 2.0%
3,571,000	#	Transnet SOC Ltd., 4.000%, 07/26/22	3,301,425	2.0

		Sri Lanka: 0.5%
870,000	#	Sri Lanka Government International Bond, 5.875%, 07/25/22	883,050	0.5

		Tanzania: 1.3%
2,000,000		Tanzania Government International Bond, 6.332%, 03/09/20	2,127,500	1.3

		Trinidad And Tobago: 1.8%
1,877,083		Petroleum Co. of Trinidad & Tobago Ltd., 6.000%, 05/08/22	2,024,904	1.2
714,000		Petroleum Co. of Trinidad & Tobago Ltd., 9.750%, 08/14/19	896,070	0.6
			2,920,974	1.8

		Turkey: 3.2%
3,000,000		Turkey Government International Bond, 6.000%, 01/14/41	2,958,750	1.7
2,144,000		Turkey Government International Bond, 7.375%, 02/05/25	2,464,528	1.5
			5,423,278	3.2

		Ukraine: 2.9%
1,500,000		Ukraine Government International Bond, 6.750%, 11/14/17	1,395,000	0.8

See Accompanying Notes to Financial Statements

VOYA EMERGING MARKETS HARD CURRENCY DEBT FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

FOREIGN GOVERNMENT BONDS: (continued)
		Ukraine: (continued)
200,000		Ukraine Government International Bond, 7.800%, 11/28/22	$186,750	0.1
3,500,000	#	Ukraine Government International Bond, 6.750%, 11/14/17	3,255,000	2.0
			4,836,750	2.9

		Uruguay: 2.3%
1,247,288	&	Uruguay Government International Bond, 7.625%–8.000%, 11/18/22–03/21/36	1,603,884	1.0
2,200,000		Uruguay Government International Bond, 4.500%, 08/14/24	2,260,500	1.3
			3,864,384	2.3

		Venezuela: 3.7%
2,438,000		Petroleos de Venezuela SA, 5.250%, 04/12/17	1,834,595	1.1
2,088,000		Petroleos de Venezuela SA, 9.000%, 11/17/21	1,566,000	0.9
3,900,000		Petroleos de Venezuela SA, 9.750%, 05/17/35	2,769,000	1.7
			6,169,595	3.7

		Vietnam: 0.8%
1,200,000		Vietnam Government International Bond, 6.750%, 01/29/20	1,351,500	0.8

		Zambia: 0.3%
660,000	#	Zambia Government International Bond, 5.375%, 09/20/22	566,775	0.3

		Total Foreign Government Bonds (Cost $139,781,977)	136,638,815	81.7

		Total Long-Term Investments (Cost $155,640,767)	152,388,396	91.1

SHORT-TERM INVESTMENTS: 5.1%
		U.S. Treasury Bills: 3.0%
5,000,000		United States Treasury Bill, 0.060%, 08/14/14 (Cost $4,998,669)	4,998,945	3.0

Shares			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
		Mutual Funds: 2.1%
3,559,000		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%†† (Cost $3,559,000)	$3,559,000	2.1

		Total Short-Term Investments (Cost $8,557,669)	8,557,945	5.1

		Total Investments in Securities (Cost $164,198,436)	$160,946,341	96.2
		Assets in Excess of Other Liabilities	6,312,292	3.8
		Net Assets	$167,258,633	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of March 31, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of March 31, 2014.

#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

&	Payment-in-kind

+	Step-up basis bonds. Interest rates shown reflect current and next coupon rates.

RUB	Russian Ruble

Cost for federal income tax purposes is $164,657,325.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$2,850,393
Gross Unrealized Depreciation	(6,561,377)
Net Unrealized Depreciation	$(3,710,984)

Sector Diversification	Percentage of Net Assets
Foreign Government Bonds	81.7%
Energy	4.3
Financial	2.1
Utilities	1.0
Consumer, Non-cyclical	0.8
Basic Materials	0.6
Communications	0.6
Short-Term Investments	2.1
U.S. Treasury Bills	3.0
Assets in Excess of Other Liabilities	3.8
Net Assets	100.0%

See Accompanying Notes to Financial Statements

VOYA EMERGING MARKETS HARD CURRENCY DEBT FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2014
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$15,749,581	$—	$15,749,581
Short-Term Investments	3,559,000	4,998,945	—	8,557,945
Foreign Government Bonds	—	136,638,815	—	136,638,815
Total Investments, at fair value	$3,559,000	$157,387,341	$—	$160,946,341
Other Financial Instruments+
Futures	65,067	—	—	65,067
OTC Swaps	—	366,083	—	366,083
Total Assets	$3,624,067	$157,753,424	$—	$161,377,491
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(18,553)	$—	$(18,553)
Futures	(130,857)	—	—	(130,857)
Total Liabilities	$(130,857)	$(18,553)	$—	$(149,410)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At March 31, 2014, the following forward foreign currency contracts were outstanding for the Voya Emerging Markets Hard Currency Debt Fund:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Russian Ruble	29,853,236	Sell	06/06/14	$817,673	$836,226	$(18,553)
							$(18,553)

Voya Emerging Markets Hard Currency Debt Fund Open Futures Contracts on March 31, 2014:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 2-Year Note	39	06/30/14	$8,562,938	$(13,487)
U.S. Treasury 5-Year Note	63	06/30/14	7,494,047	(47,144)
U.S. Treasury Long Bond	71	06/19/14	9,458,531	62,457
			$25,515,516	$1,826
Short Contracts
U.S. Treasury 10-Year Note	(31)	06/30/14	(3,828,500)	2,610
U.S. Treasury Ultra Long Bond	(57)	06/19/14	(8,234,719)	(70,226)
			$(12,063,219)	$(67,616)

See Accompanying Notes to Financial Statements

VOYA EMERGING MARKETS HARD CURRENCY DEBT FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014 (CONTINUED)

Voya Emerging Markets Hard Currency Debt Fund Over-the-Counter Credit Default Swap Agreements Outstanding on March 31, 2014:

Credit Default Swaps on Corporate and Sovereign Issues — Buy Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(2)	Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	Bolivarian Republic of Venezuela	Buy	(5.000)	12/20/18	USD 1,000,000	$252,364	$148,837	$103,527
Deutsche Bank AG	Republic of Turkey	Buy	(1.000)	06/20/18	USD 3,223,000	113,719	52,786	60,933
						$366,083	$201,623	$164,460

(1)	If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(3)	The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of March 31, 2014 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Credit contracts	Unrealized appreciation on OTC swap agreements	$164,460
Credit contracts	Upfront payments paid on OTC swap agreements	201,623
Interest rate contracts	Net Assets — Unrealized appreciation*	65,067
Total Asset Derivatives		$431,150
Liability Derivatives
Foreign exchange contracts	Unrealized deprecation on forward foreign currency contracts	$18,553
Interest rate contracts	Net Assets — Unrealized depreciation*	130,857
Total Liability Derivatives		$149,410

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended March 31, 2014 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Swaps	Total
Credit contracts	$—	$—	$(263,569)	$(263,569)
Foreign exchange contracts	146,454	—	—	146,454
Interest rate contracts	—	(713,898)	—	(713,898)
Total	$146,454	$(713,898)	$(263,569)	$(831,013)

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Swaps	Total
Credit contracts	$—	$—	$164,460	$164,460
Foreign exchange contracts	(55,871)	—	—	(55,871)
Interest rate contracts	—	39,509	—	39,509
Total	$(55,871)	$39,509	$164,460	$148,098

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

VOYA EMERGING MARKETS HARD CURRENCY DEBT FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014 (CONTINUED)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at March 31, 2014:

	Barclays Bank PLC	Deutsche Bank AG	Totals
Assets:
Credit default swaps	$—	$366,083	$366,083
Total Assets	$—	$366,083	$366,083
Liabilities:
Forward foreign currency contracts	$18,553	$—	$18,553
Total Liabilities	$18,553	$—	$18,553

Net OTC derivative instruments by counterparty, at fair value	$(18,553)	$366,083	$347,530

Total collateral pledged by the Fund/(Received from counterparty)	$—	$—	$—
Net Exposure(1)	$(18,553)	$366,083	$347,530

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

VOYA EMERGING MARKETS LOCAL CURRENCY DEBT FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014

Principal Amount†			Value	Percentage of Net Assets

CREDIT-LINKED NOTES: 10.4%
		Colombia: 1.7%
2,042,606	#	Citigroup Funding, Inc., (Republic of Colombia), 7.500%, 08/27/26	$1,623,447	1.7

		Indonesia: 8.7%
IDR 56,500,000,000	#	Deutsche Bank AG, (Republic of Indonesia), 8.250%, 06/17/32	4,767,088	5.1
IDR 40,000,000,000	#	JPMorgan Chase & Co., (Republic of Indonesia), 6.250%, 04/17/17	3,409,859	3.6
			8,176,947	8.7

		Total Credit-Linked Notes (Cost $13,512,153)	9,800,394	10.4

FOREIGN GOVERNMENT BONDS: 66.5%
		Brazil: 6.6%
BRL 5,500,000		Brazil Notas do Tesouro Nacional Series F, 01/01/17	2,353,004	2.5
BRL 9,500,000		Brazil Notas do Tesouro Nacional Series F, 01/01/21	3,811,287	4.1
BRL 70,000	Z	Brazil Letras do Tesouro Nacional, 12.210%, 01/01/16	25,199	0.0
			6,189,490	6.6

		Hungary: 3.1%
HUF 100,000,000		Hungary Government Bond, 6.500%, 06/24/19	482,626	0.5
HUF 160,000,000		Hungary Government International Bond, 6.000%, 11/24/23	749,907	0.8
HUF 330,000,000		Hungary Government International Bond, 7.000%, 06/24/22	1,641,505	1.8
			2,874,038	3.1

		Malaysia: 5.9%
MYR 15,000,000		Malaysia Government Bond, 3.480%, 03/15/23	4,379,706	4.7
MYR 2,000,000		Malaysia Government Bond, 4.181%, 07/15/24	615,290	0.6
MYR 1,800,000		Malaysia Government Bond, 4.392%, 04/15/26	552,199	0.6
			5,547,195	5.9

		Mexico: 10.1%
MXN 12,000,000		Mexican Bonos, 8.000%, 12/17/15	980,491	1.1
MXN 40,000,000		Mexican Bonos, 10.000%, 12/05/24	3,972,732	4.2

FOREIGN GOVERNMENT BONDS: (continued)
		Mexico: (continued)
MXN 15,700,000		Mexican Bonos, 6.500%, 06/10/21	$1,260,192	1.3
MXN 19,000,000		Mexican Bonos, 8.500%, 11/18/38	1,695,982	1.8
MXN 20,000,000		Mexican Bonos, 9.500%, 12/18/14	1,597,002	1.7
			9,506,399	10.1

		Nigeria: 2.4%
NGN 265,000,000		Nigeria Government Bond, 4.000%, 04/23/15	1,460,930	1.6
NGN 20,860,000		Nigeria Government Bond, 16.390%, 01/27/22	141,404	0.1
NGN 100,000,000		Nigeria Government Bond, 16.000%, 06/29/19	653,606	0.7
			2,255,940	2.4

		Peru: 3.3%
PEN 1,620,000	#	Peruvian Government International Bond, 7.840%, 08/12/20	641,056	0.7
PEN 6,200,000	#	Peruvian Government International Bond, 8.600%, 08/12/17	2,512,905	2.6
			3,153,961	3.3

		Philippines: 0.6%
PHP 26,000,000		Philippine Government International Bond, 3.900%, 11/26/22	556,584	0.6

		Poland: 4.7%
PLN 4,000,000		Poland Government Bond, 4.000%, 10/25/23	1,300,041	1.4
PLN 8,500,000		Poland Government Bond, 5.750%, 10/25/21	3,117,435	3.3
			4,417,476	4.7

		Romania: 3.7%
RON 10,800,000		Romania Government Bond, 6.000%, 04/30/16	3,480,197	3.7

		Russia: 4.7%
RUB 84,001,000		Russian Federal Bond — OFZ, 7.050%, 01/19/28	2,088,796	2.2
RUB 10,000,000		Russian Federal Bond — OFZ, 7.600%, 04/14/21	270,764	0.3
RUB 76,000,000		Russian Federal Bond — OFZ, 8.150%, 02/03/27	2,070,806	2.2
			4,430,366	4.7

See Accompanying Notes to Financial Statements

VOYA EMERGING MARKETS LOCAL CURRENCY DEBT FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

FOREIGN GOVERNMENT BONDS: (continued)
		South Africa: 7.8%
ZAR 11,303,122		South Africa Government Bond, 6.250%, 03/31/36	$801,826	0.9
ZAR 3,000,000		South Africa Government Bond, 6.500%, 02/28/41	214,047	0.2
ZAR 58,400,000		South Africa Government Bond, 10.500%, 12/21/26	6,278,936	6.7
			7,294,809	7.8

		Thailand: 4.8%
THB 25,000,000		Thailand Government Bond, 3.125%, 12/11/15	781,603	0.8
THB 120,000,000		Thailand Government Bond, 3.625%, 06/16/23	3,693,544	4.0
			4,475,147	4.8

		Turkey: 8.8%
TRY 2,500,000		Turkey Government Bond, 6.300%, 02/14/18	1,031,102	1.1
TRY 11,000,000		Turkey Government Bond, 9.000%, 03/08/17	5,007,244	5.3
TRY 5,000,000		Turkey Government Bond, 9.500%, 01/12/22	2,260,831	2.4
			8,299,177	8.8

		Total Foreign Government Bonds (Cost $63,420,187)	62,480,779	66.5

		Total Long-Term Investments (Cost $76,932,340)	72,281,173	76.9

SHORT-TERM INVESTMENTS: 19.4%
		U.S. Treasury Bills: 10.7%
7,000,000		United States Treasury Bill, 0.060%, 08/14/14	6,998,523	7.5
2,300,000		United States Treasury Bill, 0.110%, 03/05/15	2,297,543	2.5
700,000		United States Treasury Bill, 6.000%, 04/17/14	699,985	0.7
			9,996,051	10.7

		Foreign Government Bonds: 4.9%
SGD 4,500,000	Z	Monetary Authority of Singapore, 0.160%, 04/04/14	3,577,328	3.8
NGN 173,750,000	Z	Nigeria Treasury Bill, 11.160%, 04/10/14	1,049,459	1.1
			4,626,787	4.9

Shares			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
		Mutual Funds: 3.8%
3,573,000		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%†† (Cost $3,573,000)	$3,573,000	3.8

		Total Short-Term Investments (Cost $18,195,448)	18,195,838	19.4

		Total Investments in Securities (Cost $95,127,788)	$90,477,011	96.3
		Assets in Excess of Other Liabilities	3,452,471	3.7
		Net Assets	$93,929,482	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of March 31, 2014.

#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

BRL	Brazilian Real

HUF	Hungarian Forint

IDR	Indonesian Rupiah

MXN	Mexican Peso

MYR	Malaysian Ringgit

NGN	Nigerian Naira

PEN	Peruvian Nuevo Sol

PHP	Philippine Peso

PLN	Polish Zloty

RON	Romanian New Leu

RUB	Russian Ruble

SGD	Singapore Dollar

THB	Thai Baht

TRY	Turkish New Lira

ZAR	South African Rand

Cost for federal income tax purposes is $95,499,770.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$1,066,939
Gross Unrealized Depreciation	(6,089,698)
Net Unrealized Depreciation	$(5,022,759)

Sector Diversification	Percentage of Net Assets
Foreign Government Bonds	71.4%
Credit-Linked Notes	10.4
Short-Term Investments	3.8
U.S. Treasury Bills	10.7
Assets in Excess of Other Liabilities	3.7
Net Assets	100.0%

See Accompanying Notes to Financial Statements

VOYA EMERGING MARKETS LOCAL CURRENCY DEBT FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2014
Asset Table
Investments, at fair value
Short-Term Investments	$3,573,000	$14,622,838	$—	$18,195,838
Foreign Government Bonds	—	62,480,779	—	62,480,779
Credit-Linked Notes	—	9,800,394	—	9,800,394
Total Investments, at fair value	$3,573,000	$86,904,011	$—	$90,477,011
Other Financial Instruments+
Forward Foreign Currency Contracts	—	942,612	—	942,612
Futures	6,929	—	—	6,929
Total Assets	$3,579,929	$87,846,623	$—	$91,426,552
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(609,402)	$—	$(609,402)
Futures	(7,639)	—	—	(7,639)
Total Liabilities	$(7,639)	$(609,402)	$—	$(617,041)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At March 31, 2014, the following forward foreign currency contracts were outstanding for the Voya Emerging Markets Local Currency Debt Fund:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Philippine Peso	13,811,930	Buy	05/09/14	$307,000	$308,505	$1,505
Barclays Bank PLC	EU Euro	2,030,947	Buy	05/09/14	2,815,000	2,797,729	(17,271)
Barclays Bank PLC	South Korean Won	559,597,500	Buy	05/09/14	525,000	525,742	742
Barclays Bank PLC	Taiwan New Dollar	30,290	Buy	05/09/14	1,001	995	(6)
Barclays Bank PLC	Brazilian Real	1,859,252	Buy	06/06/14	808,335	805,366	(2,969)
Barclays Bank PLC	Mexican Peso	3,202,424	Buy	06/06/14	243,443	244,048	605
Barclays Bank PLC	EU Euro	2,060,280	Buy	05/09/14	2,815,000	2,838,137	23,137
Barclays Bank PLC	Russian Ruble	44,583,778	Buy	06/06/14	1,231,766	1,248,847	17,081
Barclays Bank PLC	Turkish Lira	2,077,073	Buy	06/06/14	925,694	951,866	26,172
Barclays Bank PLC	Mexican Peso	6,109,583	Buy	06/06/14	458,000	465,595	7,595
Barclays Bank PLC	Brazilian Real	2,495,601	Buy	06/06/14	1,042,484	1,081,012	38,528
Barclays Bank PLC	Polish Zloty	1,316,761	Buy	06/06/14	429,472	433,646	4,174
Barclays Bank PLC	South Korean Won	398,885,850	Buy	05/09/14	366,051	374,753	8,702
Barclays Bank PLC	South African Rand	17,107,720	Buy	06/06/14	1,558,577	1,608,487	49,910
Barclays Bank PLC	Polish Zloty	16,327,460	Buy	06/06/14	5,381,763	5,377,081	(4,682)
Barclays Bank PLC	Russian Ruble	157,284,459	Buy	06/06/14	4,307,983	4,405,734	97,751
Barclays Bank PLC	Peruvian Nuevo Sol	5,472,818	Buy	06/06/14	1,924,000	1,930,094	6,094
Citigroup, Inc.	Mexican Peso	12,561,582	Buy	06/06/14	957,000	957,284	284
Citigroup, Inc.	Indian Rupee	18,059,280	Buy	05/09/14	282,000	298,739	16,739
Citigroup, Inc.	Thai Baht	128,097,958	Buy	05/09/14	3,847,051	3,942,265	95,214
Credit Suisse Group AG	Brazilian Real	1,886,078	Buy	06/06/14	798,002	816,986	18,984
Credit Suisse Group AG	Chilean Peso	130,292,264	Buy	06/06/14	231,425	235,989	4,564
Deutsche Bank AG	Malaysian Ringgit	3,032,095	Buy	05/09/14	924,278	929,861	5,583
Deutsche Bank AG	South Korean Won	1,020,544,000	Buy	05/09/14	952,000	958,801	6,801
Deutsche Bank AG	Mexican Peso	24,457,544	Buy	06/06/14	1,864,000	1,863,843	(157)
Deutsche Bank AG	Malaysian Ringgit	6,496,600	Buy	05/09/14	1,978,560	1,992,331	13,771
Deutsche Bank AG	South African Rand	513,538	Buy	06/06/14	47,893	48,284	391
Deutsche Bank AG	South African Rand	4,000,000	Buy	06/06/14	369,608	376,085	6,477
Deutsche Bank AG	Colombian Peso	2,496,250,000	Buy	06/06/14	1,250,000	1,259,580	9,580

See Accompanying Notes to Financial Statements

VOYA EMERGING MARKETS LOCAL CURRENCY DEBT FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014 (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Deutsche Bank AG	Colombian Peso	1,277,440,000	Buy	06/06/14	$640,000	$644,582	$4,582
Deutsche Bank AG	EU Euro	2,340,836	Buy	05/09/14	3,215,000	3,224,616	9,616
Deutsche Bank AG	EU Euro	1,389,212	Buy	05/09/14	1,894,000	1,913,707	19,707
Deutsche Bank AG	Indonesian Rupiah	2,702,480,000	Buy	05/09/14	220,000	239,521	19,521
Deutsche Bank AG	South Korean Won	255,294,000	Buy	05/09/14	234,000	239,849	5,849
Deutsche Bank AG	Malaysian Ringgit	12,450,653	Buy	05/09/14	3,701,145	3,818,276	117,131
Deutsche Bank AG	Romanian New Leu	333,595	Buy	06/06/14	101,000	102,622	1,622
Deutsche Bank AG	Brazilian Real	1,244,035	Buy	06/06/14	520,408	538,875	18,467
Deutsche Bank AG	Hungarian Forint	492,468,202	Buy	06/06/14	2,176,655	2,199,595	22,940
Goldman Sachs & Co.	Mexican Peso	27,625,000	Buy	06/06/14	2,092,362	2,105,226	12,864
Goldman Sachs & Co.	EU Euro	1,325,861	Buy	05/09/14	1,800,000	1,826,439	26,439
HSBC	Thai Baht	3,595,460	Buy	05/09/14	110,000	110,652	652
HSBC	Philippine Peso	164,373,587	Buy	05/09/14	3,605,870	3,671,471	65,601
HSBC	Colombian Peso	539,872,800	Buy	06/06/14	262,369	272,414	10,045
JPMorgan Chase & Co.	EU Euro	3,011,470	Buy	05/09/14	4,140,000	4,148,447	8,447
JPMorgan Chase & Co.	EU Euro	1,388,716	Buy	05/09/14	1,894,000	1,913,024	19,024
JPMorgan Chase & Co.	Mexican Peso	10,930,016	Buy	06/06/14	819,002	832,947	13,945
JPMorgan Chase & Co.	Polish Zloty	2,716,729	Buy	06/06/14	893,000	894,693	1,693
UBS AG	EU Euro	1,303,507	Buy	05/09/14	1,815,000	1,795,644	(19,356)
UBS AG	EU Euro	1,307,790	Buy	05/09/14	1,820,000	1,801,544	(18,456)
UBS AG	EU Euro	1,308,834	Buy	05/09/14	1,820,000	1,802,983	(17,017)
UBS AG	EU Euro	1,318,188	Buy	05/09/14	1,815,000	1,815,869	869
UBS AG	EU Euro	985,840	Buy	05/09/14	1,355,000	1,358,042	3,042
UBS AG	EU Euro	2,339,506	Buy	05/09/14	3,215,000	3,222,783	7,783
UBS AG	EU Euro	1,974,417	Buy	05/09/14	2,710,000	2,719,856	9,856
							$780,165

Barclays Bank PLC	Thai Baht	25,100,843	Sell	05/09/14	$768,044	$772,488	$(4,444)
Barclays Bank PLC	Singapore Dollar	4,499,820	Sell	05/09/14	3,545,259	3,577,311	(32,052)
Barclays Bank PLC	EU Euro	1,310,704	Sell	05/09/14	1,820,000	1,805,559	14,441
Barclays Bank PLC	EU Euro	1,315,006	Sell	05/09/14	1,815,000	1,811,485	3,515
Barclays Bank PLC	Polish Zloty	5,000,000	Sell	06/06/14	1,641,441	1,646,637	(5,196)
Barclays Bank PLC	Polish Zloty	3,000,000	Sell	06/06/14	984,817	987,983	(3,166)
Barclays Bank PLC	EU Euro	2,057,227	Sell	05/09/14	2,815,000	2,833,931	(18,931)
Barclays Bank PLC	Philippine Peso	59,909,175	Sell	05/09/14	1,341,000	1,338,140	2,860
Barclays Bank PLC	EU Euro	1,322,264	Sell	05/09/14	1,800,000	1,821,483	(21,483)
Barclays Bank PLC	Mexican Peso	571,781	Sell	06/06/14	43,057	43,574	(517)
Barclays Bank PLC	Indonesian Rupiah	13,598,146,700	Sell	05/09/14	1,100,352	1,205,204	(104,852)
Barclays Bank PLC	Israeli New Shekel	5,211	Sell	06/06/14	1,491	1,493	(2)
Barclays Bank PLC	Mexican Peso	48,858,531	Sell	06/06/14	3,669,794	3,723,376	(53,582)
Citigroup, Inc.	Romanian New Leu	2,200,992	Sell	06/06/14	677,395	677,080	315
Citigroup, Inc.	Romanian New Leu	4,403,989	Sell	06/06/14	1,354,115	1,354,777	(662)
Citigroup, Inc.	Philippine Peso	80,920,620	Sell	05/09/14	1,782,000	1,807,454	(25,454)
Citigroup, Inc.	Russian Ruble	31,148,955	Sell	06/06/14	837,000	872,521	(35,521)
Credit Suisse Group AG	Polish Zloty	2,556,670	Sell	06/06/14	839,564	841,981	(2,417)
Credit Suisse Group AG	EU Euro	2,337,006	Sell	05/09/14	3,215,000	3,219,340	(4,340)
Credit Suisse Group AG	Singapore Dollar	7,424	Sell	05/09/14	5,822	5,902	(80)
Credit Suisse Group AG	Romanian New Leu	1,151,124	Sell	06/06/14	350,472	354,115	(3,643)
Credit Suisse Group AG	Turkish Lira	781,245	Sell	06/06/14	343,933	358,023	(14,090)
Deutsche Bank AG	EU Euro	2,028,455	Sell	05/09/14	2,815,000	2,794,295	20,705
Deutsche Bank AG	Brazilian Real	5,625,942	Sell	06/06/14	2,436,000	2,436,971	(971)
Deutsche Bank AG	Malaysian Ringgit	5,845,014	Sell	05/09/14	1,764,000	1,792,506	(28,506)
Deutsche Bank AG	EU Euro	1,385,275	Sell	05/09/14	1,894,000	1,908,284	(14,284)
Deutsche Bank AG	EU Euro	240,104	Sell	05/09/14	324,519	330,755	(6,236)
Deutsche Bank AG	Turkish Lira	252,487	Sell	06/06/14	110,000	115,708	(5,708)
Deutsche Bank AG	Czech Koruna	704,758	Sell	06/06/14	35,569	35,382	187
HSBC	EU Euro	985,017	Sell	05/09/14	1,355,000	1,356,909	(1,909)
HSBC	EU Euro	2,337,131	Sell	05/09/14	3,215,000	3,219,513	(4,513)
HSBC	South Korean Won	287,816,550	Sell	05/09/14	269,000	270,404	(1,404)
HSBC	Malaysian Ringgit	4,331,232	Sell	05/09/14	1,296,000	1,328,271	(32,271)
HSBC	Colombian Peso	1,343,739,400	Sell	06/06/14	652,000	678,036	(26,036)
HSBC	Indian Rupee	17,894,251	Sell	05/09/14	279,816	296,009	(16,193)
HSBC	Peruvian Nuevo Sol	7,448,136	Sell	06/06/14	2,623,507	2,626,727	(3,220)

See Accompanying Notes to Financial Statements

VOYA EMERGING MARKETS LOCAL CURRENCY DEBT FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014 (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase & Co.	EU Euro	1,306,485	Sell	05/09/14	$1,820,000	$1,799,747	$20,253
JPMorgan Chase & Co.	Polish Zloty	4,453,200	Sell	06/06/14	1,466,100	1,466,561	(461)
JPMorgan Chase & Co.	EU Euro	1,971,801	Sell	05/09/14	2,710,000	2,716,253	(6,253)
JPMorgan Chase & Co.	EU Euro	1,382,250	Sell	05/09/14	1,894,000	1,904,117	(10,117)
JPMorgan Chase & Co.	EU Euro	1,385,915	Sell	05/09/14	1,894,000	1,909,166	(15,166)
JPMorgan Chase & Co.	Polish Zloty	333,016	Sell	06/06/14	108,771	109,671	(900)
UBS AG	EU Euro	1,302,853	Sell	05/09/14	1,815,000	1,794,743	20,257
UBS AG	EU Euro	1,385,886	Sell	05/09/14	1,894,000	1,909,126	(15,126)
UBS AG	Mexican Peso	2,137,234	Sell	06/06/14	160,000	162,873	(2,873)
UBS AG	South African Rand	2,232,572	Sell	06/06/14	203,000	209,909	(6,909)
							$(446,955)

Voya Emerging Markets Local Currency Debt Fund Open Futures Contracts on March 31, 2014:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 10-Year Note	5	06/30/14	$617,500	$(4,471)
U.S. Treasury 2-Year Note	4	06/30/14	878,250	(1,383)
U.S. Treasury Ultra Long Bond	1	06/19/14	144,469	1,010
			$1,640,219	$(4,844)
Short Contracts
U.S. Treasury 5-Year Note	(8)	06/30/14	(951,625)	5,919
U.S. Treasury Long Bond	(2)	06/19/14	(266,438)	(1,785)
			$(1,218,063)	$4,134

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of March 31, 2014 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$942,612
Interest rate contracts	Net Assets — Unrealized appreciation*	6,929
Total Asset Derivatives		$949,541
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$609,402
Interest rate contracts	Net Assets — Unrealized depreciation*	7,639
Total Liability Derivatives		$617,041

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

VOYA EMERGING MARKETS LOCAL CURRENCY DEBT FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014 (CONTINUED)

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended March 31, 2014 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Foreign exchange contracts	$2,546	$(1,575,492)	$—	$—	$1,045	$(1,571,901)
Interest rate contracts	—	—	(79,969)	(1,199,562)	—	(1,279,531)
Total	$2,546	$(1,575,492)	$(79,969)	$(1,199,562)	$1,045	$(2,851,432)

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions**	Futures	Swaps	Total
Foreign exchange contracts	$190,654	$—	$—	$190,654
Interest rate contracts	—	45,640	106,213	151,853
Total	$190,654	$45,640	$106,213	$342,507

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments.

**	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at March 31, 2014:

	Barclays Bank PLC	Citigroup, Inc.	Credit Suisse Group AG	Deutsche Bank AG	Goldman Sachs & Co.	HSBC	JPMorgan Chase & Co.	UBS AG	Totals
Assets:
Forward foreign currency contracts	$302,812	$112,552	$23,548	$282,930	$39,303	$76,298	$63,362	$41,807	$942,612
Total Assets	$302,812	$112,552	$23,548	$282,930	$39,303	$76,298	$63,362	$41,807	$942,612
Liabilities:
Forward foreign currency contracts	$269,153	$61,637	$24,570	$55,862	$—	$85,546	$32,897	$79,737	$609,402
Total Liabilities	$269,153	$61,637	$24,570	$55,862	$—	$85,546	$32,897	$79,737	$609,402

Net OTC derivative instruments by counterparty, at fair value	$33,659	$50,915	$(1,022)	$227,068	$39,303	$(9,248)	$30,465	$(37,930)	$333,210

Total collateral pledged by the Fund/(Received from counterparty)	$90,000	$—	$—	$—	$—	$—	$—	$—	$90,000
Net Exposure(1)	$123,659	$50,915	$(1,022)	$227,068	$39,303	$(9,248)	$30,465	$(37,930)	$423,210

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended March 31, 2014 were as follows:

Fund Name	Type	Per Share Amount
Voya Emerging Markets Corporate Debt Fund
Class P	NII	$0.5012
Class P	STCG	$0.1769
Voya Emerging Markets Hard Currency Debt Fund
Class P	NII	$0.5348
Class P	STCG	$0.1193
Class P	LTCG	$0.0043
Voya Emerging Markets Local Currency Debt Fund
Class P	NII	$0.1700
Class P	STCG	$0.2156
Class P	LTCG	$0.0005

NII — Net investment income

STCG — Short-term capital gain

LTCG — Long-term capital gain

Pursuant to Internal Revenue Code Section 871(k)(1), the Funds designate the following percentages of net investment income distributions as interest-related dividends:

Voya Emerging Markets Corporate Debt Fund	99.91%
Voya Emerging Markets Hard Currency Debt Fund	99.55%
Voya Emerging Markets Local Currency Debt Fund	83.28%

The Funds designate the following percentages of short-term capital gain distributions as short-term capital gain dividends as defined in Internal Revenue Code Section 871(k)(2):

Voya Emerging Markets Corporate Debt Fund	100.00%
Voya Emerging Markets Hard Currency Debt Fund	100.00%
Voya Emerging Markets Local Currency Debt Fund	100.00%

Pursuant to Section 853 of the Internal Revenue Code, the Funds designate the following amounts as foreign taxes paid for the period ended March 31, 2014. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
Voya Emerging Markets Corporate Debt Fund	$1,021	$0.0001	98.63%

*	None of the Fund’s income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of Voya Separate Portfolios Trust was held May 6, 2013, at the offices of Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

1	To approve a new investment advisory agreement for certain Funds with Voya Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

3	To approve a new investment sub-advisory agreement between Voya Investments and Voya IM with respect to certain Funds prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

4	To elect 13 nominees to the Board of Trustees (the “Board”) of the Trust.

8	To approve a modification to the current manager-of-managers policy with respect to certain Funds to permit Voya Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of such Fund’s shareholders.

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
Voya Emerging Markets Corporate Debt Fund	1*	8,416,206.014	456,583.000	872,006.000	0.000	9,744,795.014
	3*	8,341,877.681	499,725.667	903,191.666	0.000	9,744,795.014
	8*	8,031,406.681	902,729.667	810,658.666	0.000	9,744,795.014

*  Proposals deferred; adjourned to May 13, 2013

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
Voya Emerging Markets Hard Currency Debt Fund	1*	15,066,046.017	821,267.000	1,571,961.000	0.000	17,459,274.017
	3*	14,919,361.017	909,054.000	1,630,859.000	0.000	17,459,274.017
	8*	14,366,566.684	1,629,998.667	1,462,708.666	0.000	17,459,274.017

*  Proposals deferred; adjourned to May 13, 2013

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
Voya Emerging Markets Local Currency Debt Fund	1*	12,646,106.013	680,227.000	1,304,689.000	0.000	14,631,022.013
	3*	12,526,589.013	753,533.000	1,350,900.000	0.000	14,631,022.013
	8*	12,064,272.013	1,351,383.000	1,215,367.000	0.000	14,631,022.013

*  Proposals deferred; adjourned to May 13, 2013

Voya Separate Portfolios Trust Registrant

	Proposal	For All	Withhold All	For all Except	Broker non-vote	Total Shares Voted
Colleen D. Baldwin	4*	40,609,230.792	2,223,204.500	0.000	0.000	42,832,435.292
John V. Boyer	4*	40,544,722.792	2,287,712.500	0.000	0.000	42,832,435.292
Patricia W. Chadwick	4*	40,604,521.792	2,227,913.500	0.000	0.000	42,832,435.292
Albert E. DePrince, Jr.	4*	40,434,745.792	2,397,689.500	0.000	0.000	42,832,435.292
Peter S. Drotch	4*	40,491,032.792	2,341,402.500	0.000	0.000	42,832,435.292
J. Michael Earley	4*	40,541,723.792	2,290,711.500	0.000	0.000	42,832,435.292
Martin J. Gavin**	4*	40,581,706.792	2,250,728.500	0.000	0.000	42,832,435.292
Russell H. Jones	4*	40,510,476.792	2,321,958.500	0.000	0.000	42,832,435.292
Patrick W. Kenny	4*	40,497,005.792	2,335,429.500	0.000	0.000	42,832,435.292
Shaun P. Mathews	4*	40,530,902.792	2,301,532.500	0.000	0.000	42,832,435.292
Joseph E. Obermeyer	4*	40,538,673.792	2,293,761.500	0.000	0.000	42,832,435.292
Sheryl K. Pressler	4*	40,607,536.792	2,224,898.500	0.000	0.000	42,832,435.292
Roger B. Vincent	4*	40,461,260.792	2,371,174.500	0.000	0.000	42,832,435.292

*	Proposal deferred; adjourned to May 13, 2013

**	Effective close of business September 12, 2013, Mr. Gavin resigned as Trustee.

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of Voya Separate Portfolios Trust was held May 13, 2013, at the offices of Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
Voya Emerging Markets Corporate Debt Fund	1*	8,416,206.014	456,583.000	872,006.000	0.000	9,744,795.014
	3*	8,342,877.681	499,725.667	903,191.666	0.000	9,745,795.014
	8*	8,031,406.681	902,729.667	810,658.666		9,744,795.014

*  Proposals passed

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
Voya Emerging Markets Hard Currency Debt Fund	1*	15,066,046.017	821,267.000	1,571,961.000	0.000	17,459,274.017
	3*	14,919,361.017	909,054.000	1,630,859.000	0.000	17,459,274.017
	8*	14,366,566.684	1,629,998.667	1,462,708.666	0.000	17,459,274.017

*  Proposals passed

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
Voya Emerging Markets Local Currency Debt Fund	1*	12,646,106.013	680,227.000	1,304,689.000	0.000	14,631,022.013
	3*	12,526,589.013	753,533.000	1,350,900.000	0.000	14,631,022.013
	8*	12,064,272.013	1,351,383.000	1,215,367.000	0.000	14,631,022.013

*  Proposals passed

Voya Separate Portfolios Trust Registrant

	Proposal	For All	Withhold All	For all Except	Broker non-vote	Total Shares Voted
Colleen D. Baldwin	4*	40,609,230.792	2,223,204.500	0.000	0.000	42,832,435.292
John V. Boyer	4*	40,544,722.792	2,287,712.500	0.000	0.000	42,832,435.292
Patricia W. Chadwick	4*	40,604,521.792	2,227,913.500	0.000	0.000	42,832,435.292
Albert E. DePrince, Jr.	4*	40,434,745.792	2,397,689.500	0.000	0.000	42,832,435.292
Peter S. Drotch	4*	40,491,032.792	2,341,402.500	0.000	0.000	42,832,435.292
J. Michael Earley	4*	40,541,723.792	2,290,711.500	0.000	0.000	42,832,435.292
Martin J. Gavin**	4*	40,581,706.792	2,250,728.500	0.000	0.000	42,832,435.292
Russell H. Jones	4*	40,510,476.792	2,321,958.500	0.000	0.000	42,832,435.292
Patrick W. Kenny	4*	40,497,005.792	2,335,429.500	0.000	0.000	42,832,435.292
Shaun P. Mathews	4*	40,530,902.792	2,301,532.500	0.000	0.000	42,832,435.292
Joseph E. Obermeyer	4*	40,538,673.792	2,293,761.500	0.000	0.000	42,832,435.292
Sheryl K. Pressler	4*	40,607,536.792	2,224,898.500	0.000	0.000	42,832,435.292
Roger B. Vincent	4*	40,461,260.792	2,371,174.500	0.000	0.000	42,832,435.292

*	Proposal passed

**	Effective close of business September 12, 2013, Mr. Gavin resigned as Trustee.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Trust’s Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Independent Trustees:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Trustee	July 2007– Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present).	164	DSM/Dentaquest, Boston, MA (February 2014–Present).

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Chairperson Trustee	January 2014– Present May 2007– Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–Present).	164	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Trustee	May 2007– Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000–Present).	164	Wisconsin Energy Corporation (June 2006–Present) and The Royce Funds (35 funds) (December 2009–Present).

Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age:73	Trustee	May 2013– Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991–Present).	164	None.

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	October 2007– Present	Retired.	164	First Marblehead Corporation (September 2003–Present).

J. Michael Earley 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	May 2007– Present	Retired.	164	None.

Russell H. Jones 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	May 2013– Present	Retired.	164	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	May 2007– Present	Retired.	164	Assured Guaranty Ltd. (April 2004–Present).

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Trustee	May 2013– Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999–Present).	164	None.

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Trustee	May 2007– Present	Consultant (May 2001–Present).	164	None.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	May 2007– Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989–August 2011).	164	UGI Corporation (February 2006–Present) and UGI Utilities, Inc. (February 2006–Present).

Trustee who is an “Interested Person”:

Shaun P. Mathews (3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Trustee	May 2007– Present	President and Chief Executive Officer, Voya Investments, LLC (November 2006–Present).	164
Voya Capital Corporation, LLC (formerly, ING Capital Corporation, LLC) and Voya Investments Distributor, LLC (December 2005–Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management, LLC (March 2006–Present); and Voya Investment Trust Co. (formerly, ING Investment Trust Co.) (April 2009–Present).

(1)	Directors serve until their successors are duly elected and qualified. The tenure of each Director (“Independent Director”) is subject to the Board’s retirement policy, which states that each duly elected or appointed Independent Director shall retire from and cease to be a member of the Board of Directors as of the close of business on December 31 of the calendar year in which the Independent Director attains the age of 73. A majority vote of the Board’s other Independent Directors may extend the retirement date of an Independent Director if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for purposes of appointing a successor to the Independent Director or otherwise comply with applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors).

(2)	For the purpose of this table “Voya family of funds” means the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Money Market Portfolio; Voya Mutual Funds; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Risk Managed Natural Resources Fund; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Voya family of funds is as of April 30, 2014.

(3)	Mr. Mathews is deemed to be an “Interested person,” as defined in the 1940 Act, because of his current affiliation with any of the Voya funds, Voya Financial, Inc. or any of Voya Financial, Inc.’s affiliates.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	President and Chief Executive Officer	March 2007–Present	President and Chief Executive Officer, Voya Investments, LLC (November 2006–Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Executive Vice President	March 2007–Present
Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (April 2012–Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011–December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007–April 2012) and Chief Compliance Officer, Voya Family of Funds (March 2011–February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 64	Executive Vice President Chief Investment Risk Officer	March 2007–Present September 2009–Present	Executive Vice President, Voya Investments, LLC (July 2000–Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003–Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Chief Compliance Officer	February 2012–Present
Senior Vice President, Voya Investments, LLC (February 2012–Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004–January 2012).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2007–Present	Senior Vice President, Voya Funds Services, LLC (March 2005–Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Senior Vice President	March 2007–Present	Senior Vice President, Voya Investments, LLC (October 2003–Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Senior Vice President	March 2007–Present	Senior Vice President, Head of Division Operations, Voya Funds Services, LLC (January 2006–Present).

Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President	July 2012–Present
Senior Vice President — Fund Compliance, Voya Funds Services, LLC (June 2012–Present); Chief Compliance Officer of Directed Services LLC and Voya Investments, LLC (January 2014–Present). Formerly, Vice President — Platform Product Management & Project Management, Voya Investments, LLC (April 2007–June 2012).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President and Treasurer	September 2012–Present	Vice President, Voya Funds Services, LLC (March 2012–Present). Formerly, Assistant Vice President — Director, Voya Funds Services, LLC (March 2003–March 2012).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President	March 2007–Present	Vice President, Voya Funds Services, LLC (November 1995–Present) and Voya Investments, LLC (August 1997–Present). Formerly, Treasurer, Voya Family of Funds (November 1999–February 2012).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	March 2007–Present	Vice President, Voya Funds Services, LLC (September 2004–Present).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	March 2007–Present
Vice President, Voya Investments, LLC and Voya Funds Services, LLC (February 1996–Present); Director of Compliance, Voya Investments, LLC (October 2004–Present); and Vice President and Money Laundering Reporting Officer,Voya Investments Distributor, LLC (April 2010–Present). Formerly, Chief Compliance Officer, Voya Investments Distributor, LLC (August 1995–April 2010).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 38	Vice President	September 2012–Present	Vice President, Voya Funds Services, LLC (July 2007–Present).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	March 2007–Present
Vice President — Platform Product Management & Project Management, Voya Investments, LLC (July 2012–Present); Vice President, Voya Investment Management — Voya Family of Funds (March 2010–Present) and Vice President, Voya Funds Services, LLC (March 2006–Present). Formerly Managing Paralegal, Registration Statements (June 2003–July 2012).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	May 2013–Present	Vice President — Director of Tax, Voya Funds Services, LLC (March 2013–Present). Formerly, Assistant Vice President — Director of Tax, Voya Funds Services, LLC (March 2008–March 2013).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Secretary	March 2007–Present
Senior Vice President and Chief Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003–March 2010).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Assistant Secretary	March 2007–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Assistant Secretary	June 2010–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

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Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator
Voya Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your Investment Professional or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

RETIREMENT  |  INVESTMENTS |  INSURANCE

voyainvestments.com

    AR-UPVF    (0314-052314)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial    officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that J. Michael Earley, Peter S. Drotch and Colleen Baldwin are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Earley, Mr. Drotch and Ms. Baldwin are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $74,240 for year ended March 31, 2014 and $68,340 for the year ended March 31, 2013.

(b)

Audit-Related Fees: The aggregate fees billed in the last fiscal year for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $9,600 for the year ended March 31, 2014 and $2,400 for the year ended March 31, 2013.

(c)

Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $42,404 in the year ended March 31, 2014 and $23,796 for the year ended March 31, 2013. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for all other fees were $0 for the year ended March 31, 2014 and $2,831 for the year ended March 31, 2013.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.

Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.

Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.

Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.

Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.

Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.

Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.

Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.

Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Part of KPMG’s performance of an audit in accordance with standards of the Public Company Accounting Oversight Board (US) includes their responsibility to maintain and monitor auditor independence with respect to the Voya funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the Voya entities that would impair KPMG independence with the respect to the Voya funds. In addition to receiving pre-approval from the Voya funds Audit Committee for services provided to the Voya funds and for services for Voya entities in the Investment Company Complex, the audit team has developed a process for periodic notification via email to the Voya funds’ Audit Committee Chairpersons regarding requests to provide services to ING Groep NV and its affiliates from KPMG offices worldwide.  Additionally, KPMG provides a quarterly summary of the fees for services that have commenced for ING Groep NV and Affiliates at each Audit Committee Meeting.

Last Approved: May 22, 2014

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period October 1, 2013 through December 31, 2014

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.

	√	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.

	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $13,750 per audit
Audit of summary portfolio of investments	√	Not to exceed $525 per fund

________________________

1

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period October 1, 2013 through December 31, 2014

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]

	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,525 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $5,000 per course
For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period October 1, 2013 through December 31, 2014

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Assistance and advice regarding year-end reporting for 1099’s	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

________________________

2

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		√	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.

	√		Not to exceed $120,000 during the Pre-Approval Period

Appendix D
Pre-Approved Other Services for the Pre-Approval Period October 1, 2013 through December 31, 2014

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,300 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services
Dated:

October 1, 2013 to December 31, 2014

•

Bookkeeping or other services related to the accounting records or financial statements of the Funds

•

Financial information systems design and implementation

•

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•

Actuarial services

•

Internal audit outsourcing services

•

Management functions

•

Human resources

•

Broker-dealer, investment adviser, or investment banking services

•

Legal services

•

Expert services unrelated to the audit

•

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS LOCAL BOND FUND

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL STRATEGIC INCOME FUND

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

VOYA INVESTORS TRUST

VOYA MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA PRIME RATE TRUST

VOYA RISK MANAGED NATURAL RESOURCES

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA SERIES FUND, INC.

VOYA SHORT DURATION HIGH INCOME FUND

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in (4)(b)-(4)(d) that were approved by the audit committee 100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50% Not applicable

(g)

Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant's fiscal years ended March 31, 2014 and March 31, 2013; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2014	2013
Voya Separate Portfolios (SPorts) Trust	$ 52,004	$ 29,027
Voya Investments, LLC (1)	$ 103,625	$ 421,250
_____________

(1) Each Registrant's investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)

Principal Accountants Independence: the Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2.01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees

Voya Separate Portfolios Trust

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statements of assets and liabilities, including the summary portfolios of investments, of Voya Emerging Markets Corporate Debt Fund (formerly ING Emerging Markets Corporate Debt Fund), Voya Emerging Markets Hard Currency Debt Fund (formerly ING Emerging Markets Hard Currency Debt Fund), and Voya Emerging Markets Local Currency Debt Fund (formerly ING Emerging Markets Local Currency Debt Fund), each a series of Voya Separate Portfolios Trust, as of March 31, 2014, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the years or periods in the two-year period then ended and have issued our unqualified report thereon dated May 23, 2014 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). In connection with our audits of the aforementioned financial statements and financial highlights, we also audited the related portfolios of investments included in Item 6 of this Form N-CSR. The portfolios of investments are the responsibility of management. Our responsibility is to express an opinion on the portfolios of investments based on our audits.

In our opinion, the portfolios of investments, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

Boston, Massachusetts

May 23, 2014

VOYA INVESTMENT GRADE CREDIT FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 89.6%
		Basic Materials: 5.2%
336,000		Barrick Gold Corp., 2.500%, 05/01/18	$335,101	0.4
325,000		BHP Billiton Finance USA Ltd, 3.850%, 09/30/23	333,654	0.4
320,000		Cabot Corp., 2.550%, 01/15/18	321,952	0.3
923,000		CF Industries, Inc., 5.150%, 03/15/34	952,003	1.0
300,000		Eastman Chemical Co., 2.400%, 06/01/17	305,982	0.3
500,000		LYB International Finance BV, 4.000%, 07/15/23	510,978	0.5
500,000		Mosaic Co/The, 4.250%, 11/15/23	514,002	0.6
600,000		Rio Tinto Finance USA PLC, 2.250%, 12/14/18	600,791	0.6
325,000		Teck Resources Ltd, 2.500%, 02/01/18	326,533	0.4
650,000	#	Xstrata Finance Canada Ltd., 4.950%, 11/15/21	672,997	0.7
			4,873,993	5.2

		Communications: 14.1%
325,000		21st Century Fox America, Inc., 4.000%, 10/01/23	331,503	0.3
250,000		AT&T, Inc., 4.300%, 12/15/42	222,385	0.2
250,000		AT&T, Inc., 5.350%, 09/01/40	256,392	0.3
300,000		CBS Corp., 5.900%, 10/15/40	335,575	0.4
325,000		CC Holdings GS V LLC / Crown Castle GS III Corp., 3.849%, 04/15/23	316,790	0.3
464,000		Comcast Corp., 3.600%, 03/01/24	467,551	0.5
500,000	#	COX Communications, Inc., 4.500%, 06/30/43	437,418	0.5
600,000		DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 5.150%, 03/15/42	569,275	0.6
150,000		DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 3.550%, 03/15/15	154,155	0.2
500,000		Discovery Communications LLC, 4.875%, 04/01/43	488,908	0.5
1,000,000		eBay, Inc., 4.000%, 07/15/42	888,022	0.9
500,000		Interpublic Group of Cos Inc, 4.200%, 04/15/24	499,060	0.5
284,000		News America, Inc., 6.150%, 02/15/41	335,217	0.4
628,000		Telefonica Emisiones SAU, 3.192%, 04/27/18	644,577	0.7
1,000,000		Thomson Reuters Corp., 4.300%, 11/23/23	1,026,369	1.1
400,000		Time Warner Cable, Inc., 5.000%, 02/01/20	437,542	0.5
450,000		Time Warner Cable, Inc., 5.875%, 11/15/40	489,301	0.5
330,000		Time Warner, Inc., 4.050%, 12/15/23	339,393	0.4
500,000		Time Warner, Inc., 4.900%, 06/15/42	503,704	0.5
1,250,000		Verizon Communications, Inc., 5.150%, 09/15/23	1,370,670	1.5
1,000,000		Verizon Communications, Inc., 6.400%, 09/15/33	1,190,755	1.3
750,000		Verizon Communications, Inc., 6.550%, 09/15/43	916,002	1.0
300,000		Viacom, Inc., 2.500%, 12/15/16	311,131	0.3
500,000		Viacom, Inc., 4.375%, 03/15/43	446,070	0.5
250,000		Vodafone Group PLC, 2.950%, 02/19/23	234,873	0.2
			13,212,638	14.1

		Consumer, Cyclical: 4.0%
350,000	#	Glencore Funding LLC, 2.500%, 01/15/19	338,450	0.4
300,000		Kohl’s Corp., 4.750%, 12/15/23	311,864	0.3
650,000		O’Reilly Automotive, Inc., 3.850%, 06/15/23	640,187	0.7
325,000	#	TRW Automotive, Inc., 4.450%, 12/01/23	327,437	0.3
921,000		Whirlpool Corp., 4.000%, 03/01/24	925,644	1.0
1,200,000		Yum! Brands, Inc., 5.350%, 11/01/43	1,258,085	1.3
			3,801,667	4.0

		Consumer, Non-cyclical: 7.8%
1,000,000		Altria Group, Inc., 5.375%, 01/31/44	1,049,356	1.1
900,000		Amgen, Inc., 5.650%, 06/15/42	1,001,490	1.1
692,000		Medtronic, Inc., 3.625%, 03/15/24	696,355	0.7
488,000		Molson Coors Brewing Co., 5.000%, 05/01/42	511,379	0.6
1,000,000		Mondelez International, Inc., 4.000%, 02/01/24	1,016,902	1.1
500,000		Mylan, Inc./PA, 2.600%, 06/24/18	504,388	0.5
351,000		Reynolds American, Inc., 4.850%, 09/15/23	368,426	0.4
500,000		Reynolds American, Inc., 6.150%, 09/15/43	566,160	0.6
500,000		St Jude Medical, Inc., 3.250%, 04/15/23	485,941	0.5
300,000		UnitedHealth Group, Inc., 3.950%, 10/15/42	272,685	0.3

VOYA INVESTMENT GRADE CREDIT FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical: (continued)
500,000		WellPoint, Inc., 2.300%, 07/15/18	$502,027	0.5
350,000		Zoetis, Inc., 4.700%, 02/01/43	347,733	0.4
			7,322,842	7.8

		Energy: 9.9%
250,000		Apache Corp., 3.625%, 02/01/21	262,769	0.3
345,000		BP Capital Markets PLC, 2.750%, 05/10/23	324,261	0.3
500,000		Chevron Corp., 3.191%, 06/24/23	494,990	0.5
300,000		Devon Energy Corp., 5.600%, 07/15/41	333,463	0.4
575,000		Diamond Offshore Drilling, Inc., 4.875%, 11/01/43	562,978	0.6
650,000		Enbridge, Inc., 4.000%, 10/01/23	652,675	0.7
500,000		Energy Transfer Partners L.P., 3.600%, 02/01/23	479,197	0.5
500,000		Kinder Morgan Energy Partners L.P., 3.450%, 02/15/23	477,549	0.5
500,000		Kinder Morgan Energy Partners L.P., 5.500%, 03/01/44	513,189	0.5
27,000		Noble Holding International Ltd., 2.500%, 03/15/17	27,495	0.0
250,000		Noble Holding International Ltd., 3.050%, 03/01/16	258,465	0.3
550,000		ONEOK Partners L.P., 2.000%, 10/01/17	552,993	0.6
315,000		ONEOK Partners L.P., 6.200%, 09/15/43	362,153	0.4
344,000		Petrobras Global Finance BV, 3.000%, 01/15/19	326,054	0.4
580,000		Rowan Cos, Inc., 5.850%, 01/15/44	591,340	0.6
300,000		Sunoco Logistics Partners Operations L.P., 4.650%, 02/15/22	314,119	0.3
250,000		Sunoco Logistics Partners Operations L.P., 3.450%, 01/15/23	238,148	0.3
467,000		Sunoco Logistics Partners Operations L.P., 4.250%, 04/01/24	467,565	0.5
500,000		Transocean, Inc., 3.800%, 10/15/22	478,925	0.5
300,000		Transocean, Inc., 4.950%, 11/15/15	318,648	0.3
1,000,000		Williams Partners L.P., 5.400%, 03/04/44	1,029,974	1.1
250,000		Williams Partners L.P., 3.800%, 02/15/15	256,806	0.3
			9,323,756	9.9

		Financial: 35.9%
300,000		American International Group, Inc., 3.375%, 08/15/20	306,820	0.3
350,000		American International Group, Inc., 5.850%, 01/16/18	400,402	0.4
00,000		American Tower Corp., 4.700%, 03/15/22	314,017	0.3
300,000		American Tower Corp., 5.000%, 02/15/24	313,104	0.3
650,000		Bank of America Corp., 2.600%, 01/15/19	653,487	0.7
500,000		Bank of America Corp., 4.100%, 07/24/23	508,206	0.5
900,000		Bank of America Corp., 4.000%, 04/01/24	900,913	1.0
350,000		Bank of America Corp., 4.875%, 04/01/44	352,977	0.4
200,000	#	Barclays Bank PLC, 6.050%, 12/04/17	224,936	0.2
300,000		Barclays Bank PLC, 7.625%, 11/21/22	331,500	0.4
800,000		Barclays PLC, 8.250%, 12/29/49	841,488	0.9
271,000		BioMed Realty L.P., 6.125%, 04/15/20	304,995	0.3
550,000	#	BPCE SA, 5.700%, 10/22/23	572,819	0.6
200,000		Citigroup, Inc., 1.750%, 05/01/18	196,738	0.2
800,000		Citigroup, Inc., 6.675%, 09/13/43	940,085	1.0
900,000		Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 5.750%, 12/01/43	985,793	1.1
700,000	#	Credit Suisse AG, 6.500%, 08/08/23	770,000	0.8
700,000	#	Credit Suisse Group AG, 7.500%, 12/29/49	761,257	0.8
1,000,000		Deutsche Bank AG, 4.296%, 05/24/28	944,123	1.0
250,000		Discover Bank/Greenwood DE, 4.200%, 08/08/23	256,852	0.3
250,000		Discover Bank/Greenwood DE, 2.000%, 02/21/18	249,163	0.3
1,000,000	#	Five Corners Funding Trust, 4.419%, 11/15/23	1,026,904	1.1
633,000		Ford Motor Co., 3.000%, 06/12/17	658,079	0.7
500,000		General Electric Capital Corp., 3.100%, 01/09/23	490,273	0.5
300,000		General Electric Capital Corp., 4.375%, 09/16/20	326,421	0.3
300,000		General Electric Capital Corp., 7.125%, 12/15/49	342,541	0.4
300,000		Genworth Holdings, Inc., 4.900%, 08/15/23	315,218	0.3
250,000		Goldman Sachs Group, Inc., 3.625%, 01/22/23	246,419	0.3
1,000,000		Goldman Sachs Group, Inc., 4.000%, 03/03/24	997,737	1.1
1,306,000		Goldman Sachs Group, Inc., 6.750%, 10/01/37	1,500,726	1.6

VOYA INVESTMENT GRADE CREDIT FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Financial: (continued)
400,000		Hartford Financial Services Group, Inc., 8.125%, 06/15/38	$471,500	0.5
400,000	#	HBOS PLC, 6.750%, 05/21/18	454,113	0.5
200,000		Huntington Bancshares, Inc./OH, 2.600%, 08/02/18	201,605	0.2
375,000		Intesa Sanpaolo SpA, 2.375%, 01/13/17	376,567	0.4
950,000		Intesa Sanpaolo SpA, 5.250%, 01/12/24	977,923	1.0
318,000		Jefferies Group, Inc., 5.125%, 01/20/23	334,858	0.4
200,000		JPMorgan Chase & Co., 1.625%, 05/15/18	196,660	0.2
1,900,000		JPMorgan Chase & Co., 3.375%, 05/01/23	1,802,294	1.9
300,000		JPMorgan Chase & Co., 6.000%, 12/29/49	297,000	0.3
500,000		JPMorgan Chase & Co., 6.125%, 12/29/49	494,249	0.5
500,000		Kilroy Realty L.P., 4.800%, 07/15/18	539,838	0.6
700,000		Liberty Property L.P., 4.400%, 02/15/24	713,313	0.8
1,100,000		M&T Bank Corp., 6.450%, 12/29/49	1,146,750	1.2
462,000	#	Mizuho Financial Group Cayman 3 Ltd., 4.600%, 03/27/24	465,029	0.5
100,000		Morgan Stanley, 4.100%, 01/26/15	102,893	0.1
1,000,000		Morgan Stanley, 4.100%, 05/22/23	991,868	1.1
1,200,000		Morgan Stanley, 5.000%, 11/24/25	1,237,624	1.3
319,000		Prudential Financial, Inc., 5.625%, 06/15/43	326,975	0.3
850,000		Royal Bank of Scotland Group PLC, 6.000%, 12/19/23	873,671	0.9
505,000		Royal Bank of Scotland Group PLC, 6.100%, 06/10/23	525,187	0.6
600,000		SLM Corp., 5.500%, 01/15/19	636,928	0.7
1,000,000	#	Societe Generale SA, 5.000%, 01/17/24	998,579	1.1
800,000	#	Societe Generale SA, 7.875%, 12/29/49	832,200	0.9
250,000		UBS AG/Stamford CT, 7.625%, 08/17/22	293,722	0.3
950,000		Wells Fargo & Co., 5.375%, 11/02/43	1,004,513	1.1
315,000		Weyerhaeuser Co., 4.625%, 09/15/23	329,160	0.4
			33,659,012	35.9

		Industrial: 2.6%
650,000		Cummins, Inc., 3.650%, 10/01/23	660,358	0.7
1,000,000		Illinois Tool Works, Inc., 3.500%, 03/01/24	998,510	1.1
750,000	#	Ingersoll-Rand Global Holding Co. Ltd., 4.250%, 06/15/23	767,319	0.8
			2,426,187	2.6

		Technology: 3.3%
250,000		Applied Materials, Inc., 4.300%, 06/15/21	269,592	0.3
320,000		Hewlett-Packard Co., 2.600%, 09/15/17	330,060	0.4
830,000		Hewlett-Packard Co., 2.750%, 01/14/19	836,665	0.9
500,000		Intel Corp., 4.250%, 12/15/42	475,987	0.5
667,000		International Business Machines Corp., 3.625%, 02/12/24	674,015	0.7
500,000		Oracle Corp., 3.625%, 07/15/23	507,376	0.5
			3,093,695	3.3

		Utilities: 6.8%
344,000		CMS Energy Corp., 4.700%, 03/31/43	343,942	0.4
50,000		Consolidated Edison Co. of New York, Inc., 5.500%, 09/15/16	55,366	0.1
100,000		Detroit Edison Co, 3.450%, 10/01/20	103,956	0.1
419,000		Duke Energy Corp., 5.050%, 09/15/19	467,912	0.5
550,000	#	EDP Finance BV, 5.250%, 01/14/21	568,700	0.6
324,000		FirstEnergy Corp., 2.750%, 03/15/18	323,396	0.3
250,000	#	Jersey Central Power & Light Co., 4.700%, 04/01/24	259,546	0.3
500,000		Nisource Finance Corp., 3.850%, 02/15/23	496,361	0.5
1,000,000		Pacific Gas & Electric Co., 4.750%, 02/15/44	1,015,846	1.1
334,000		PPL Capital Funding, Inc., 3.400%, 06/01/23	323,795	0.3
421,000		PPL Capital Funding, Inc., 4.200%, 06/15/22	437,336	0.5
505,000		Progress Energy, Inc., 3.150%, 04/01/22	497,006	0.5
325,000		PSEG Power LLC, 4.300%, 11/15/23	333,031	0.4
250,000		Public Service Co. of Colorado, 3.200%, 11/15/20	257,218	0.3
438,000		Public Service Electric & Gas Co., 3.750%, 03/15/24	451,308	0.5
102,000		Public Service Co. of Oklahoma, 6.150%, 08/01/16	112,731	0.1
315,000		Southern Co/The, 2.450%, 09/01/18	319,886	0.3
			6,367,336	6.8

		Total Corporate Bonds/Notes
		(Cost $81,828,370)	84,081,126	89.6

U.S. TREASURY OBLIGATIONS: 6.4%
		U.S. Treasury Bonds: 4.4%
4,003,000		3.750%, due 11/15/43	4,144,982	4.4

VOYA INVESTMENT GRADE CREDIT FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

U.S. TREASURY OBLIGATIONS: (continued)
	U.S. Treasury Notes: 2.0%
1,896,000	2.750%, due 02/15/24	$1,900,592	2.0

	Total U.S. Treasury Obligations
	(Cost $6,001,460)	6,045,574	6.4

	Total Investments in Securities (Cost $87,829,830)	$90,126,700	96.0
	Assets in Excess of Other Liabilities	3,730,566	4.0
	Net Assets	$93,857,266	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

Cost for federal income tax purposes is $87,872,204.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$2,429,897
Gross Unrealized Depreciation	(175,401)
Net Unrealized Appreciation	$2,254,496

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2014
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$84,081,126	$—	$84,081,126
U.S. Treasury Obligations	—	6,045,574	—	6,045,574
Total Investments, at fair value	$—	$90,126,700	$—	$90,126,700
Other Financial Instruments+
Futures	269,422	—	—	269,422
Total Assets	$269,422	$90,126,700	$—	$90,396,122
Liabilities Table	1
Other Financial Instruments+
Futures	$(321,342)	$—	$—	$(321,342)
Total Liabilities	$(321,342)	$—	$—	$(321,342)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

Voya Investment Grade Credit Fund Open Futures Contracts on March 31, 2014:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 5-Year Note	545	06/30/14	$64,829,456	$(248,411)
			$64,829,456	$(248,411)
Short Contracts
U.S. Treasury 10-Year Note	(414)	06/30/14	(51,129,000)	269,422
U.S. Treasury 2-Year Note	(12)	06/30/14	(2,634,750)	(218)
U.S. Treasury Long Bond	(43)	06/19/14	(5,728,406)	(32,422)
U.S. Treasury Ultra Long Bond	(37)	06/19/14	(5,345,344)	(40,291)
			$(64,837,500)	$196,491

VOYA EMERGING MARKETS CORPORATE DEBT FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 91.9%
		Brazil: 7.7%
250,000	#	Banco Bradesco SA/Cayman Islands, 5.750%, 03/01/22	$257,187	0.3
300,000	#	Banco BTG Pactual SA/Cayman Islands, 5.750%, 09/28/22	281,625	0.4
310,000		Fibria Overseas Finance Ltd., 6.750%, 03/03/21	344,100	0.5
200,000	#	Fibria Overseas Finance Ltd., 6.750%, 03/03/21	222,000	0.3
300,000		Gerdau Holdings, Inc., 7.000%, 01/20/20	334,500	0.4
350,000		Itau Unibanco Holding SA/Cayman Island, 5.125%, 05/13/23	336,875	0.4
300,000	#	Itau Unibanco Holding SA/Cayman Island, 5.125%, 05/13/23	288,750	0.4
350,000		JBS USA LLC / JBS USA Finance, Inc., 7.250%, 06/01/21	374,500	0.5
500,000	#	JBS USA LLC / JBS USA Finance, Inc., 7.250%, 06/01/21	533,750	0.7
600,000		Marfrig Holding Europe BV, 11.250%, 09/20/21	649,500	0.9
500,000	#	Marfrig Overseas Ltd., 9.500%, 05/04/20	506,875	0.7
200,000	#	Samarco Mineracao SA, 5.750%, 10/24/23	201,750	0.3
650,000		Suzano Trading Ltd., 5.875%, 01/23/21	667,063	0.9
725,000		Vale Overseas Ltd, 4.375%, 01/11/22	723,511	1.0
			5,721,986	7.7

		Canada: 0.7%
500,000	#	Pacific Rubiales Energy Corp., 7.250%, 12/12/21	551,250	0.7

		Chile: 3.7%
1,000,000		Celulosa Arauco y Constitucion SA, 4.750%, 01/11/22	1,009,930	1.4
400,000		Cencosud SA, 5.500%, 01/20/21	414,010	0.5
400,000		Colbun SA, 6.000%, 01/21/20	441,392	0.6
450,000		Telefonica Chile SA, 3.875%, 10/12/22	428,764	0.6
500,000	#	Telefonica Chile SA, 3.875%, 10/12/22	476,404	0.6
			2,770,500	3.7

		China: 6.5%
400,000		Agile Property Holdings Ltd., 8.875%, 04/28/17	408,500	0.5
300,000		China Overseas Finance Cayman II Ltd., 5.500%, 11/10/20	310,280	0.4
200,000		China Overseas Finance Cayman IV Ltd., 4.875%, 02/15/17	211,725	0.3
250,000	#	China Resources Gas Group Ltd, 4.500%, 04/05/22	249,401	0.3
500,000	#	CNOOC Curtis Funding No 1 Pty Ltd, 4.500%, 10/03/23	509,783	0.7
700,000		CNOOC Finance 2013 Ltd., 3.000%, 05/09/23	634,636	0.9
250,000	#	CNPC General Capital Ltd., 3.400%, 04/16/23	233,340	0.3
200,000		CNPC HK Overseas Capital Ltd., 4.500%, 04/28/21	208,886	0.3
400,000		COSL Finance BVI Ltd., 3.250%, 09/06/22	367,963	0.5
300,000		Country Garden Holdings Co. Ltd., 7.500%, 01/10/23	280,500	0.4
400,000		Country Garden Holdings Co. Ltd., 11.125%, 02/23/18	434,500	0.6
500,000		Kaisa Group Holdings Ltd, 8.875%, 03/19/18	484,375	0.6
500,000		Longfor Properties Co. Ltd, 6.875%, 10/18/19	502,500	0.7
			4,836,389	6.5

		Colombia: 4.4%
750,000		Bancolombia SA, 5.950%, 06/03/21	804,375	1.1
750,000	#	Colombia Telecomunicaciones SA ESP, 5.375%, 09/27/22	736,875	1.0
963,000	#	Empresa de Energia de Bogota SA, 6.125%, 11/10/21	1,035,225	1.4
600,000		Pacific Rubiales Energy Corp., 7.250%, 12/12/21	661,500	0.9
			3,237,975	4.4

		Czech Republic: 0.6%
400,000		CEZ A/S, 4.250%, 04/03/22	410,222	0.6

		Guatemala: 0.6%
500,000	#	Industrial Senior Trust, 5.500%, 11/01/22	479,375	0.6

		Hong Kong: 8.4%
350,000		Bestgain Real Estate, 2.625%, 03/13/18	324,536	0.4
500,000		China CITIC Bank International Ltd., 6.000%, 05/07/24	503,953	0.7
280,000		Hongkong Electric Finance Ltd., 4.250%, 12/14/20	290,073	0.4
250,000		Hutchison Whampoa International 11 Ltd., 4.625%, 01/13/22	265,141	0.4
900,000		Hutchison Whampoa International 12 Ltd., 6.000%, 04/29/49	972,000	1.3

VOYA EMERGING MARKETS CORPORATE DEBT FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Hong Kong: (continued)
650,000	#	Hutchison Whampoa International 12 Ltd., 6.000%, 05/29/49	$702,000	1.0
350,000		Noble Group Ltd., 6.625%, 08/05/20	371,000	0.5
1,050,000		Noble Group Ltd., 6.750%, 01/29/20	1,144,500	1.5
500,000		Rosy Unicorn Ltd., 6.500%, 02/09/17	541,146	0.7
350,000		Swire Pacific MTN Financing Ltd., 4.500%, 10/09/23	357,044	0.5
300,000		Swire Pacific MTN Financing Ltd., 4.500%, 02/28/22	311,314	0.4
400,000		Wiseyear Holdings Ltd., 5.000%, 02/15/17	423,750	0.6
			6,206,457	8.4

		Hungary: 0.9%
600,000		MOL Group Finance SA, 6.250%, 09/26/19	633,750	0.9

		India: 5.4%
900,000		Axis Bank Ltd./Dubai, 5.125%, 09/05/17	955,840	1.3
550,000	#	ICICI Bank Ltd./Dubai, 4.700%, 02/21/18	572,594	0.8
400,000		ICICI Bank Ltd/Dubai, 4.800%, 05/22/19	416,743	0.6
800,000		Reliance Holdings USA, Inc., 5.400%, 02/14/22	839,225	1.1
408,000	#	Reliance Industries Ltd., 5.875%, 12/31/49	374,340	0.5
250,000	#	Vedanta Resources PLC, 6.000%, 01/31/19	251,250	0.3
350,000		Vedanta Resources PLC, 7.125%, 05/31/23	350,000	0.5
200,000		Vedanta Resources PLC, 8.250%, 06/07/21	212,875	0.3
			3,972,867	5.4

		Indonesia: 3.2%
775,000		Adaro Indonesia PT, 7.625%, 10/22/19	826,344	1.1
500,000	#	Gajah Tunggal Tbk PT, 7.750%, 02/06/18	511,875	0.7
550,000		Indosat Palapa Co. BV, 7.375%, 07/29/20	598,812	0.8
400,000		Listrindo Capital BV, 6.950%, 02/21/19	424,000	0.6
			2,361,031	3.2

		Ireland: 0.4%
350,000		Mobile Telesystems OJSC via MTS International Funding Ltd., 5.000%, 05/30/23	325,500	0.4

		Israel: 1.6%
350,000	#	Israel Electric Corp. Ltd., 6.875%, 06/21/23	385,175	0.5
725,000		Israel Electric Corp. Ltd., 7.250%, 01/15/19	812,906	1.1
			1,198,081	1.6

		Jamaica: 2.3%
500,000		Digicel Group Ltd., 8.250%, 09/30/20	536,250	0.7
400,000	#	Digicel Group Ltd., 8.250%, 09/30/20	429,000	0.6
350,000	#	Digicel Ltd., 6.000%, 04/15/21	358,750	0.5
350,000		Digicel Ltd., 6.000%, 04/15/21	358,750	0.5
			1,682,750	2.3

		Kuwait: 0.8%
500,000		Burgan Finance No. 1 Jersey Ltd, 7.875%, 09/29/20	584,550	0.8

		Macau: 1.4%
1,050,000		MCE Finance Ltd., 5.000%, 02/15/21	1,055,250	1.4

		Mexico: 10.3%
300,000		America Movil S.A.B de CV, 5.000%, 03/30/20	330,302	0.4
500,000		America Movil SAB de CV, 6.125%, 03/30/40	569,275	0.8
750,000		Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, 4.125%, 11/09/22	737,813	1.0
400,000	#	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, 5.950%, 01/30/24	414,000	0.6
1,075,000	#	BBVA Bancomer SA/Texas, 6.750%, 09/30/22	1,179,812	1.6
250,000		Cemex SAB de CV, 5.875%, 03/25/19	259,688	0.4
1,000,000		Cemex SAB de CV, 9.000%, 01/11/18	1,092,500	1.5
600,000		Grupo Bimbo SAB de CV, 4.500%, 01/25/22	618,480	0.8
500,000		Grupo Elektra SA de CV, 7.250%, 08/06/18	522,500	0.7
300,000	#	Mexichem SAB de CV, 4.875%, 09/19/22	300,750	0.4
250,000		Mexichem SAB de CV, 6.750%, 09/19/42	246,250	0.3
450,000		Sigma Alimentos SA de CV, 6.875%, 12/16/19	516,375	0.7
300,000		Tenedora Nemak SA de CV, 5.500%, 02/28/23	305,625	0.4
500,000	#	Tenedora Nemak SA de CV, 5.500%, 02/28/23	509,375	0.7
			7,602,745	10.3

		Netherlands: 1.4%
1,000,000		Petrobras Global Finance BV, 6.250%, 03/17/24	1,032,899	1.4

		Paraguay: 1.3%
500,000	#	Banco Regional SAECA, 8.125%, 01/24/19	537,500	0.7
400,000	#	Telefonica Celular del Paraguay SA, 6.750%, 12/13/22	422,500	0.6
			960,000	1.3

VOYA EMERGING MARKETS CORPORATE DEBT FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Peru: 4.4%
250,000		Banco de Credito del Peru/Panama, 5.375%, 09/16/20	$265,937	0.4
600,000	#	Banco de Credito del Peru/Panama, 6.125%, 04/24/27	625,500	0.8
300,000	#	Banco Internacional del Peru SAA, 5.750%, 10/07/20	314,625	0.4
350,000	#	Banco Internacional del Peru SAA, 6.625%, 03/19/29	353,937	0.5
800,000	#	Cementos Pacasmayo SAA, 4.500%, 02/08/23	755,000	1.0
350,000		Southern Copper Corp., 5.250%, 11/08/42	301,405	0.4
625,000		Southern Copper Corp., 6.750%, 04/16/40	642,339	0.9
			3,258,743	4.4

		Poland: 1.5%
500,000		Eileme 2 AB, 11.625%, 01/31/20	598,125	0.8
500,000	#	PKO Finance AB, 4.630%, 09/26/22	505,625	0.7
			1,103,750	1.5

		Russia: 8.1%
300,000		Alfa Bank OJSC Via Alfa Bond Issuance PLC, 7.500%, 09/26/19	303,000	0.4
200,000		ALROSA Finance SA, 7.750%, 11/03/20	213,000	0.3
1,025,000	#	EuroChem Mineral & Chemical Co. OJSC via EuroChem GI Ltd., 5.125%, 12/12/17	1,001,937	1.4
100,000	#	Gaz Capital for Gazprom, 9.250%, 04/23/19	118,500	0.2
500,000		Gazprom OAO Via Gaz Capital SA, 6.510%, 03/07/22	517,500	0.7
660,000		Metalloinvest Finance Ltd., 5.625%, 04/17/20	623,700	0.8
1,000,000	#	MMC Finance Ltd., 5.550%, 10/28/20	987,500	1.3
300,000		MTS International Funding Ltd., 8.625%, 06/22/20	343,500	0.5
600,000	#	Rosneft Oil Co. via Rosneft International Finance Ltd., 4.199%, 03/06/22	534,000	0.7
650,000	#	Sberbank of Russia Via SB Capital SA, 5.500%, 02/26/24	610,188	0.8
400,000	#	Severstal OAO Via Steel Capital SA, 5.900%, 10/17/22	379,992	0.5
400,000	#	Sibur Securities Ltd., 3.914%, 01/31/18	369,000	0.5
			6,001,817	8.1

		Singapore: 1.3%
950,000		Stats Chippac Ltd., 4.500%, 03/20/18	957,125	1.3

		South Africa: 2.5%
300,000		AngloGold Ashanti Holdings PLC, 8.500%, 07/30/20	331,950	0.4
300,000		Gold Fields Orogen Holding BVI Ltd., 4.875%, 10/07/20	261,000	0.4
700,000	#	Myriad International Holdings BV, 6.000%, 07/18/20	763,000	1.0
500,000		Sasol Financing International PLC, 4.500%, 11/14/22	486,875	0.7
			1,842,825	2.5

		South Korea: 2.3%
650,000		POSCO, 5.250%, 04/14/21	720,502	0.9
400,000		Shinhan Bank, 4.375%, 07/27/17	433,658	0.6
565,000		Shinhan Bank, 5.663%, 03/02/35	586,187	0.8
			1,740,347	2.3

		Sweden: 0.7%
500,000		Millicom International Cellular SA, 6.625%, 10/15/21	531,250	0.7

		Thailand: 0.7%
250,000		PTTEP Canada International Finance Ltd., 5.692%, 04/05/21	275,551	0.4
200,000		PTTEP Canada International Finance Ltd., 6.350%, 06/12/42	214,009	0.3
			489,560	0.7

		Turkey: 4.3%
650,000	#	Akbank TAS, 3.875%, 10/24/17	646,750	0.9
750,000		Akbank TAS, 5.000%, 10/24/22	714,262	1.0
300,000	#	Anadolu Efes Biracilik Ve Malt Sanayii AS, 3.375%, 11/01/22	250,350	0.3
625,000	#	Coca-Cola Icecek AS, 4.750%, 10/01/18	646,594	0.9
500,000		Turkiye Garanti Bankasi AS, 5.250%, 09/13/22	480,000	0.6
250,000	#	Turkiye Garanti Bankasi AS, 5.250%, 09/13/22	240,000	0.3
200,000	#	Turkiye Halk Bankasi AS, 4.875%, 07/19/17	202,672	0.3
			3,180,628	4.3

		United Arab Emirates: 4.5%
200,000		Abu Dhabi National Energy Co., 5.875%, 12/13/21	230,250	0.3
765,000	#	Abu Dhabi National Energy Co., 5.875%, 12/13/21	880,706	1.2
798,000	#	Dolphin Energy Ltd., 5.500%, 12/15/21	902,738	1.2
950,000		DP World Ltd., 6.850%, 07/02/37	1,032,175	1.4

VOYA EMERGING MARKETS CORPORATE DEBT FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		United Arab Emirates: (continued)
287,000	#	IPIC GMTN Ltd., 5.500%, 03/01/22	$325,386	0.4
			3,371,255	4.5

		Total Corporate Bonds/Notes
		(Cost $67,555,295)	68,100,877	91.9

FOREIGN GOVERNMENT BONDS: 4.1%
		Brazil: 0.7%
200,000	#	Centrais Eletricas Brasileiras S.A., 6.875%, 07/30/19	217,000	0.3
275,000		Centrais Eletricas Brasileiras SA, 5.750%, 10/27/21	272,250	0.4
			489,250	0.7

		Colombia: 1.1%
681,000		Ecopetrol SA, 7.625%, 07/23/19	819,754	1.1

		Hong Kong: 0.4%
300,000		Bank of China Hong Kong Ltd., 5.550%, 02/11/20	323,094	0.4

		India: 0.5%
400,000	#	State Bank of India/London, 4.125%, 08/01/17	414,802	0.5

		Qatar: 1.4%
517,000		Qtel International Finance Ltd., 4.750%, 02/16/21	555,826	0.8
400,000		Ras Laffan Liquefied Natural Gas Co. Ltd. III, 6.750%, 09/30/19	477,540	0.6
			1,033,366	1.4

		Total Foreign Government Bonds
		(Cost $3,133,340)	3,080,266	4.1

		Total Long-Term Investments
		(Cost $70,688,635)	71,181,143	96.0

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 2.3%
	Mutual Funds: 2.3%
1,708,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
	(Cost $1,708,000)	1,708,000	2.3

	Total Short-Term Investments
	(Cost $1,708,000)	1,708,000	2.3

	Total Investments in Securities (Cost $72,396,635)	$72,889,143	98.3
	Assets in Excess of Other Liabilities	1,226,109	1.7
	Net Assets	$74,115,252	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of March 31, 2014.

#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

Cost for federal income tax purposes is $72,404,965.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$1,274,735
Gross Unrealized Depreciation	(790,557)
Net Unrealized Appreciation	$484,178

Sector Diversification	Percentage of Net Assets
Financial	24.7%
Energy	14.0
Basic Materials	13.9
Communications	10.5
Diversified	7.4
Consumer, Non-cyclical	7.4
Utilities	7.0
Foreign Government Bonds	4.1
Industrial	2.9
Consumer, Cyclical	2.8
Technology	1.3
Short-Term Investments	2.3
Assets in Excess of Other Liabilities	1.7
Net Assets	100.0%

VOYA EMERGING MARKETS HARD CURRENCY DEBT FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 9.4%
		Brazil: 0.6%
1,000,000	#	Caixa Economica Federal, 4.500%, 10/03/18	$1,020,000	0.6

		Colombia: 1.6%
2,500,000		Ecopetrol SA, 5.875%, 09/18/23	2,737,500	1.6

		Indonesia: 1.0%
2,000,000		Pertamina Persero PT, 5.625%, 05/20/43	1,702,500	1.0

		Ireland: 0.9%
1,000,000		MMC Norilsk Nickel OJSC via MMC Finance Ltd., 5.550%, 10/28/20	987,500	0.6
500,000		Mobile Telesystems OJSC via MTS International Funding Ltd., 5.000%, 05/30/23	465,000	0.3
			1,452,500	0.9

		Kazakhstan: 2.5%
1,750,000	#	Development Bank of Kazakhstan JSC, 4.125%, 12/10/22	1,588,125	0.9
1,000,000	#	KazAgro National Management Holding JSC, 4.625%, 05/24/23	930,000	0.6
1,800,000		KazMunayGas National Co. JSC, 4.400%, 04/30/23	1,701,000	1.0
			4,219,125	2.5

		Mexico: 0.7%
1,000,000	#	Offshore Drilling Holding SA, 8.375%, 09/20/20	1,096,250	0.7

		Panama: 1.0%
1,750,000	#	AES El Salvador Trust II, 6.750%, 03/28/23	1,636,250	1.0

		Peru: 0.6%
1,000,000		Fondo MIVIVIENDA SA, 3.500%, 01/31/23	925,000	0.6

		Russia: 0.3%
500,000	#	MTS International Funding Ltd., 8.625%, 06/22/20	572,500	0.3

		Turkey: 0.2%
375,000	#	Coca-Cola Icecek AS, 4.750%, 10/01/18	387,956	0.2

		Total Corporate Bonds/Notes
		(Cost $15,858,790)	15,749,581	9.4

FOREIGN GOVERNMENT BONDS: 81.7%
		Angola: 1.3%
2,050,000		Republic of Angola Via Northern Lights III BV, 7.000%, 08/16/19	2,249,875	1.3

		Argentina: 2.1%
2,388,341		Argentina Government International Bond, 2.500%, 12/31/38	1,015,045	0.6
1,402,038		Argentina Government International Bond, 8.280%, 12/31/33	1,116,723	0.7
1,400,000		City of Buenos Aires Argentina, 9.950%, 03/01/17	1,407,000	0.8
			3,538,768	2.1

		Armenia: 0.9%
1,500,000	#	Republic of Armenia, 6.000%, 09/30/20	1,560,000	0.9

		Aruba: 0.7%
1,250,000	#	Aruba Government Bond, 4.625%, 09/14/23	1,193,750	0.7

		Belarus: 2.3%
3,800,000		Republic of Belarus, 8.750%, 08/03/15	3,866,500	2.3

		Belize: 1.1%
2,516,100	#	Belize Government International Bond, 5.000%, 02/20/38	1,776,996	1.1

		Bolivia: 0.6%
1,000,000	#	Bolivian Government International Bond, 5.950%, 08/22/23	1,052,500	0.6

		Brazil: 3.4%
800,000	#	Banco Nacional de Desenvolvimento Economico e Social, 5.750%, 09/26/23	838,000	0.5
4,340,000		Brazilian Government International Bond, 2.625%, 01/05/23	3,851,750	2.3
1,000,000		Federal Republic of Brazil, 5.625%, 01/07/41	1,018,000	0.6
			5,707,750	3.4

		Bulgaria: 0.5%
766,000		Bulgaria Government Bond, 8.250%, 01/15/15	813,492	0.5

		Chile: 0.9%
1,700,000	#	Corp Nacional del Cobre de Chile, 4.250%, 07/17/42	1,453,553	0.9

		Colombia: 2.4%
400,000		Colombia Government International Bond, 2.625%, 03/15/23	361,000	0.2

VOYA EMERGING MARKETS HARD CURRENCY DEBT FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

FOREIGN GOVERNMENT BONDS: (continued)
		Colombia: (continued)
500,000		Colombia Government International Bond, 6.125%, 01/18/41	$563,750	0.3
1,500,000		Colombia Government International Bond, 8.125%, 05/21/24	1,957,500	1.2
1,000,000		Ecopetrol SA, 7.625%, 07/23/19	1,203,750	0.7
			4,086,000	2.4

		Costa Rica: 0.9%
1,100,000	#	Costa Rica Government International Bond, 4.250%, 01/26/23	1,023,000	0.6
600,000	#	Costa Rica Government International Bond, 5.625%, 04/30/43	523,500	0.3
			1,546,500	0.9

		Croatia: 3.1%
1,000,000		Croatia Government International Bond, 5.500%, 04/04/23	1,015,500	0.6
1,000,000	#	Croatia Government International Bond, 5.500%, 04/04/23	1,015,500	0.6
3,000,000	#	Hrvatska Elektroprivreda, 6.000%, 11/09/17	3,135,000	1.9
			5,166,000	3.1

		Dominican Republic: 1.2%
1,050,000		Dominican Republic International Bond, 5.875%, 04/18/24	1,047,375	0.6
1,000,000	#	Dominican Republic International Bond, 6.600%, 01/28/24	1,027,500	0.6
			2,074,875	1.2

		Ecuador: 1.0%
1,500,000		Ecuador Government International Bond, 9.375%, 12/15/15	1,594,500	1.0

		Egypt: 0.7%
1,130,000		Egypt Government International Bond, 5.750%, 04/29/20	1,166,725	0.7

		El Salvador: 0.1%
250,000	#	El Salvador Government International Bond, 5.875%, 01/30/25	236,250	0.1

		Gabon: 0.5%
737,000	#	Gabonese Republic, 6.375%, 12/12/24	783,062	0.5

		Guatemala: 1.2%
1,600,000		Guatemala Government Bond, 8.125%, 10/06/34	2,025,600	1.2

		Hungary: 2.0%
400,000		Hungary Government International Bond, 5.375%, 02/21/23	407,560	0.3
2,500,000		Hungary Government International Bond, 7.625%, 03/29/41	2,893,750	1.7
			3,301,310	2.0

		Indonesia: 1.9%
2,450,000		Indonesia Government International Bond, 8.500%, 10/12/35	3,142,125	1.9

		Ivory Coast: 1.4%
2,450,000		Ivory Coast Government International Bond, 5.750%, 12/31/32	2,315,250	1.4

		Kazakhstan: 0.7%
1,160,000	#	Kazakhstan Temir Zholy Finance BV, 6.950%, 07/10/42	1,186,100	0.7

		Latvia: 0.6%
1,000,000	#	Republic of Latvia, 2.750%, 01/12/20	965,250	0.6

		Lebanon: 1.5%
2,470,000		Lebanon Government International Bond, 6.100%, 10/04/22	2,446,041	1.5

		Lithuania: 1.9%
2,100,000		Lithuania Government International Bond, 6.625%, 02/01/22	2,487,450	1.5
600,000	#	Lithuania Government International Bond, 6.625%, 02/01/22	710,700	0.4
			3,198,150	1.9

		Mexico: 4.4%
824,000	#	Comision Federal de Electricidad, 5.750%, 02/14/42	807,520	0.5
1,000,000		Mexico Government International Bond, 4.000%, 10/02/23	1,011,250	0.6
471,000	#	Petroleos Mexicanos, 4.875%, 01/18/24	487,485	0.3
5,200,000		Petroleos Mexicanos, 5.500%, 06/27/44	5,044,000	3.0
			7,350,255	4.4

		Morocco: 1.7%
1,000,000		Morocco Government International Bond, 4.250%, 12/11/22	975,000	0.6
1,000,000	#	Morocco Government International Bond, 4.250%, 12/11/22	975,000	0.6
1,000,000	#	Morocco Government International Bond, 5.500%, 12/11/42	932,500	0.5
			2,882,500	1.7

		Namibia: 0.9%
1,450,000		Namibia International Bonds, 5.500%, 11/03/21	1,526,125	0.9

VOYA EMERGING MARKETS HARD CURRENCY DEBT FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

FOREIGN GOVERNMENT BONDS: (continued)
		Nigeria: 0.6%
1,000,000	#	Nigeria Government International Bond, 6.375%, 07/12/23	$1,036,250	0.6

		Pakistan: 0.5%
500,000		Pakistan Government International Bond, 6.875%, 06/01/17	512,500	0.3
294,000		Pakistan Government International Bond, 7.875%, 03/31/36	256,883	0.2
			769,383	0.5

		Panama: 2.2%
600,000		Panama Government International Bond, 4.300%, 04/29/53	494,250	0.3
1,200,000		Panama Government International Bond, 5.200%, 01/30/20	1,334,400	0.8
1,506,000		Panama Government International Bond, 6.700%, 01/26/36	1,777,080	1.1
			3,605,730	2.2

		Paraguay: 0.8%
1,100,000		Republic of Paraguay, 4.625%, 01/25/23	1,100,000	0.6
300,000	#	Republic of Paraguay, 4.625%, 01/25/23	300,000	0.2
			1,400,000	0.8

		Peru: 2.5%
3,500,000	#	El Fondo MIVIVIENDA S.A., 3.500%, 01/31/23	3,237,500	1.9
861,000		Peruvian Government International Bond, 5.625%, 11/18/50	919,117	0.6
			4,156,617	2.5

		Philippines: 4.0%
1,000,000		Philippine Government International Bond, 6.375%, 01/15/32	1,223,750	0.7
3,000,000		Philippine Government International Bond, 7.750%, 01/14/31	4,113,750	2.5
400,000		Philippine Government International Bond, 8.375%, 06/17/19	509,500	0.3
670,000		Republic of the Philippines, 6.375%, 10/23/34	834,150	0.5
			6,681,150	4.0

		Poland: 2.2%
3,850,000		Poland Government International Bond, 3.000%, 03/17/23	3,609,375	2.2

		Romania: 1.6%
1,100,000	#	Romanian Government International Bond, 4.375%, 08/22/23	1,084,875	0.7
1,310,000		Romanian Government International Bond, 6.750%, 02/07/22	1,531,062	0.9
			2,615,937	1.6

		Russia: 6.6%
RUB 30,000,000	#	AHML Finance Ltd., 7.750%, 02/13/18	785,770	0.5
4,800,000	#	Russian Foreign Bond—Eurobond, 4.875%, 09/16/23	4,770,000	2.8
4,877,200		Russian Foreign Bond—Eurobond, 7.500%, 03/31/30	5,557,570	3.3
			11,113,340	6.6

		South Africa: 2.0%
3,571,000	#	Transnet SOC Ltd., 4.000%, 07/26/22	3,301,425	2.0

		Sri Lanka: 0.5%
870,000	#	Sri Lanka Government International Bond, 5.875%, 07/25/22	883,050	0.5

		Tanzania: 1.3%
2,000,000		Tanzania Government International Bond, 6.332%, 03/09/20	2,127,500	1.3

		Trinidad And Tobago: 1.8%
1,877,083		Petroleum Co. of Trinidad & Tobago Ltd., 6.000%, 05/08/22	2,024,904	1.2
714,000		Petroleum Co. of Trinidad & Tobago Ltd., 9.750%, 08/14/19	896,070	0.6
			2,920,974	1.8

		Turkey: 3.2%
3,000,000		Turkey Government International Bond, 6.000%, 01/14/41	2,958,750	1.7
2,144,000		Turkey Government International Bond, 7.375%, 02/05/25	2,464,528	1.5
			5,423,278	3.2

		Ukraine: 2.9%
1,500,000		Ukraine Government International Bond, 6.750%, 11/14/17	1,395,000	0.8
3,500,000	#	Ukraine Government International Bond, 6.750%, 11/14/17	3,255,000	2.0
200,000		Ukraine Government International Bond, 7.800%, 11/28/22	186,750	0.1
			4,836,750	2.9

		Uruguay: 2.3%
2,200,000		Uruguay Government International Bond, 4.500%, 08/14/24	2,260,500	1.4
785,000		Uruguay Government International Bond, 7.625%, 03/21/36	1,008,725	0.6

VOYA EMERGING MARKETS HARD CURRENCY DEBT FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

FOREIGN GOVERNMENT BONDS: (continued)
		Uruguay: (continued)
162,288	&	Uruguay Government International Bond, 7.875%, 01/15/33	$213,409	0.1
300,000		Uruguay Government International Bond, 8.000%, 11/18/22	381,750	0.2
			3,864,384	2.3

		Venezuela: 3.7%
2,438,000		Petroleos de Venezuela SA, 5.250%, 04/12/17	1,834,595	1.1
2,088,000		Petroleos de Venezuela SA, 9.000%, 11/17/21	1,566,000	0.9
3,900,000		Petroleos de Venezuela SA, 9.750%, 05/17/35	2,769,000	1.7
			6,169,595	3.7

		Vietnam: 0.8%
1,200,000		Vietnam Government International Bond, 6.750%, 01/29/20	1,351,500	0.8

		Zambia: 0.3%
660,000	#	Zambia Government International Bond, 5.375%, 09/20/22	566,775	0.3

		Total Foreign Government Bonds
		(Cost $139,781,977)	136,638,815	81.7

		Total Long-Term Investments
		(Cost $155,640,767)	152,388,396	91.1

SHORT-TERM INVESTMENTS: 5.1%
		U.S. Treasury Bills: 3.0%
5,000,000		United States Treasury Bill, 0.060%, 08/14/14
		(Cost $4,998,669)	4,998,945	3.0

Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.1%
3,559,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
	(Cost $3,559,000)	3,559,000	2.1

	Total Short-Term Investments
	(Cost $8,557,669)	8,557,945	5.1

	Total Investments in Securities (Cost $164,198,436)	$160,946,341	96.2
	Assets in Excess of Other Liabilities	6,312,292	3.8
	Net Assets	$167,258,633	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of March 31, 2014.

#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

&	Payment-in-kind

RUB	Russian Ruble

Cost for federal income tax purposes is $164,657,325.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$2,850,393
Gross Unrealized Depreciation	(6,561,377)
Net Unrealized Depreciation	$(3,710,984)

Sector Diversification	Percentage of Net Assets
Foreign Government Bonds	81.4%
Energy	4.6
Financial	2.1
Utilities	1.0
Consumer, Non-cyclical	0.8
Basic Materials	0.6
Communications	0.6
Short-Term Investments	2.1
U.S. Treasury Bills	3.0
Assets in Excess of Other Liabilities	3.8
Net Assets	100.0%

VOYA EMERGING MARKETS LOCAL CURRENCY DEBT FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014

Principal Amount†			Value	Percentage of Net Assets

CREDIT-LINKED NOTES: 10.4%
		Colombia: 1.7%
2,042,606	#	Citigroup Funding, Inc., (Republic of Colombia), 7.500%, 08/27/26	$1,623,447	1.7

		Indonesia: 8.7%
IDR 56,500,000,000	#	Deutsche Bank AG, (Republic of Indonesia), 8.250%, 06/17/32	4,767,088	5.1
IDR 40,000,000,000	#	JPMorgan Chase & Co., (Republic of Indonesia), 6.250%, 04/17/17	3,409,859	3.6
			8,176,947	8.7

		Total Credit-Linked Notes
		(Cost $13,512,153)	9,800,394	10.4

FOREIGN GOVERNMENT BONDS: 66.5%
		Brazil: 6.6%
BRL 5,500,000		Brazil Notas do Tesouro Nacional Series F, 01/01/17	2,353,004	2.5
BRL 9,500,000		Brazil Notas do Tesouro Nacional Series F, 01/01/21	3,811,287	4.1
BRL 70,000	Z	Brazil Letras do Tesouro Nacional, 12.210%, 01/01/16	25,199	0.0
			6,189,490	6.6

		Hungary: 3.1%
HUF 100,000,000		Hungary Government Bond, 6.500%, 06/24/19	482,626	0.5
HUF 160,000,000		Hungary Government International Bond, 6.000%, 11/24/23	749,907	0.8
HUF 330,000,000		Hungary Government International Bond, 7.000%, 06/24/22	1,641,505	1.8
			2,874,038	3.1

		Malaysia: 5.9%
MYR 15,000,000		Malaysia Government Bond, 3.480%, 03/15/23	4,379,706	4.7
MYR 2,000,000		Malaysia Government Bond, 4.181%, 07/15/24	615,290	0.6
MYR 1,800,000		Malaysia Government Bond, 4.392%, 04/15/26	552,199	0.6
			5,547,195	5.9

		Mexico: 10.1%
MXN 12,000,000		Mexican Bonos, 8.000%, 12/17/15	980,491	1.1
MXN 40,000,000		Mexican Bonos, 10.000%, 12/05/24	3,972,732	4.2
MXN 19,000,000		Mexican Bonos, 8.500%, 11/18/38	1,695,982	1.8
MXN 20,000,000		Mexican Bonos, 9.500%, 12/18/14	1,597,002	1.7
MXN 15,700,000		Mexican Bonos, 6.500%, 06/10/21	1,260,192	1.3
			9,506,399	10.1

		Nigeria: 2.4%
NGN 265,000,000		Nigeria Government Bond, 4.000%, 04/23/15	1,460,930	1.6
NGN 20,860,000		Nigeria Government Bond, 16.390%, 01/27/22	141,404	0.1
NGN 100,000,000		Nigeria Government Bond, 16.000%, 06/29/19	653,606	0.7
			2,255,940	2.4

		Peru: 3.3%
PEN 1,620,000	#	Peruvian Government International Bond, 7.840%, 08/12/20	641,056	0.7
PEN 6,200,000	#	Peruvian Government International Bond, 8.600%, 08/12/17	2,512,905	2.6
			3,153,961	3.3

		Philippines: 0.6%
PHP 26,000,000		Philippine Government International Bond, 3.900%, 11/26/22	556,584	0.6

		Poland: 4.7%
PLN 4,000,000		Poland Government Bond, 4.000%, 10/25/23	1,300,041	1.4
PLN 8,500,000		Poland Government Bond, 5.750%, 10/25/21	3,117,435	3.3
			4,417,476	4.7

		Romania: 3.7%
RON 10,800,000		Romania Government Bond, 6.000%, 04/30/16	3,480,197	3.7

		Russia: 4.7%
RUB 84,001,000		Russian Federal Bond—OFZ, 7.050%, 01/19/28	2,088,796	2.2
RUB 10,000,000		Russian Federal Bond—OFZ, 7.600%, 04/14/21	270,764	0.3

VOYA EMERGING MARKETS LOCAL CURRENCY DEBT FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2014 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

FOREIGN GOVERNMENT BONDS: (continued)
		Russia: (continued)
RUB 76,000,000		Russian Federal Bond—OFZ, 8.150%, 02/03/27	$2,070,806	2.2
			4,430,366	4.7

		South Africa: 7.8%
ZAR 11,303,122		South Africa Government Bond, 6.250%, 03/31/36	801,826	0.9
ZAR 3,000,000		South Africa Government Bond, 6.500%, 02/28/41	214,047	0.2
ZAR 58,400,000		South Africa Government Bond, 10.500%, 12/21/26	6,278,936	6.7
			7,294,809	7.8

		Thailand: 4.8%
THB 25,000,000		Thailand Government Bond, 3.125%, 12/11/15	781,603	0.8
THB 120,000,000		Thailand Government Bond, 3.625%, 06/16/23	3,693,544	4.0
			4,475,147	4.8

		Turkey: 8.8%
TRY 2,500,000		Turkey Government Bond, 6.300%, 02/14/18	1,031,102	1.1
TRY 11,000,000		Turkey Government Bond, 9.000%, 03/08/17	5,007,244	5.3
TRY 5,000,000		Turkey Government Bond, 9.500%, 01/12/22	2,260,831	2.4
			8,299,177	8.8

		Total Foreign Government Bonds
		(Cost $63,420,187)	62,480,779	66.5

		Total Long-Term Investments
		(Cost $76,932,340)	72,281,173	76.9

SHORT-TERM INVESTMENTS: 19.4%
		U.S. Treasury Bills: 10.7%
7,000,000		United States Treasury Bill, 0.060%, 08/14/14	6,998,523	7.5
2,300,000		United States Treasury Bill, 0.110%, 03/05/15	2,297,543	2.5
700,000		United States Treasury Bill, 6.000%, 04/17/14	699,985	0.7
			9,996,051	10.7

		Foreign Government Bonds: 4.9%
SGD 4,500,000	Z	Monetary Authority of Singapore, 0.160%, 04/04/14	3,577,328	3.8
NGN 173,750,000	Z	Nigeria Treasury Bill, 11.160%, 04/10/14	1,049,459	1.1
			4,626,787	4.9

Shares			Value	Percentage of Net Assets
		Mutual Funds: 3.8%
3,573,000		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
		(Cost $3,573,000)	3,573,000	3.8

		Total Short-Term Investments
		(Cost $18,195,448)	18,195,838	19.4

		Total Investments in Securities (Cost $95,127,788)	$90,477,011	96.3
		Assets in Excess of Other Liabilities	3,452,471	3.7
		Net Assets	$93,929,482	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of March 31, 2014.

#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

BRL	Brazilian Real

HUF	Hungarian Forint

IDR	Indonesian Rupiah

MXN	Mexican Peso

MYR	Malaysian Ringgit

NGN	Nigerian Naira

PEN	Peruvian Nuevo Sol

PHP	Philippine Peso

PLN	Polish Zloty

RON	Romanian New Leu

RUB	Russian Ruble

SGD	Singapore Dollar

THB	Thai Baht

TRY	Turkish New Lira

ZAR	South African Rand

Cost for federal income tax purposes is $95,499,770.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$1,066,939
Gross Unrealized Depreciation	(6,089,698)
Net Unrealized Depreciation	$(5,022,759)

Sector Diversification	Percentage of Net Assets
Foreign Government Bonds	71.4%
Credit-Linked Notes	10.4
Short-Term Investments	3.8
U.S. Treasury Bills	10.7
Assets in Excess of Other Liabilities	3.7
Net Assets	100.0%

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

Nominating Committee. The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider, evaluate and make recommendations to the Board with respect to the nomination and selection of Independent Trustees. In evaluating candidates, the Nominating Committee may consider a variety of factors, but specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees it identifies. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include sufficient background information concerning the candidate and should be received in a timely manner. At a minimum, the following information as to each individual proposed for nomination as director should be included: the individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a director (if elected), and all information relating to such individual that is required to be disclosed in a solicitation of proxies for election of directors, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the SEC.

In evaluating a candidate for the position of Independent Trustee, including any candidate recommended by shareholders of the Fund, the Nominating Committee shall consider the following: (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of other public companies; (iii) the candidate’s educational background, reputation for high ethical standards and professional integrity; (iv) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (v) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vi) the candidate’s ability to qualify as an Independent Trustee for purposes of the 1940 Act; and (vii) such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

Item 10. Controls and Procedures.

(a)

Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)

There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11. Exhibits.

(a) (1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a) (2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

(3)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Separate Portfolios (SPorts) Trust

By	/s/ Shaun P. Mathews
Shaun P. Mathews President and Chief Executive Officer

Date:	June 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on  the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews President and Chief Executive Officer

Date:	June 6, 2014

By	/s/ Todd Modic
Todd Modic Senior Vice President and Chief Financial Officer

Date:	June 6, 2014